                                                 [LOGO OF HERITAGE SERIES TRUST]

                                [LOGO OF PEOPLE]

                       The Intelligent Creation of Wealth

                                                          Aggressive Growth Fund
                                            Eagle International Equity Portfolio
                                                              Growth Equity Fund
                                                              Mid Cap Stock Fund
                                                            Small Cap Stock Fund
                                                                 Technology Fund
                                                               Value Equity Fund

                                 Annual Report

                           and Investment Performance
                           Review for the Year Ended
                                October 31, 2001

                        [LOGO OF HERITAGE SERIES TRUST]

                              --------------------
                                Series Trust/TM/
                              --------------------

                             Heritage Series Trust
                                 Annual Report
                               Table of Contents

             President's Letter................................  1

             Portfolio Commentary
                Aggressive Growth Fund
                    Portfolio Management Letter................  2
                    Performance Graph..........................  4

                Eagle International Equity Portfolio
                    Market Commentary..........................  5
                    Performance Graphs.........................  6

                Growth Equity Fund
                    Portfolio Management Letter................  8
                    Performance Graphs......................... 11

                Mid Cap Stock Fund
                    Portfolio Management Letter................ 12
                    Performance Graphs......................... 13

                Small Cap Stock Fund
                    Portfolio Management Letters............... 14
                    Performance Graphs......................... 17

                Technology Fund
                    Portfolio Management Letter................ 19
                    Performance Graphs......................... 22

                Value Equity Fund
                    Portfolio Management Letter................ 23
                    Performance Graphs......................... 25

             Investment Portfolios............................. 27

             Statements of Assets and Liabilities.............. 43

             Statements of Operations.......................... 45

             Statements of Changes in Net Assets............... 46

             Financial Highlights.............................. 49

             Notes to Financial Statements..................... 57

             Report of Independent Certified Public Accountants 68

                                                              November 27, 2001

Dear Valued Shareholders:

   It is my pleasure to provide you with the annual report for the seven portfolios (the "Funds") of the Heritage Series Trust for the 1-year period ended October 31, 2001. As you know, most economists agree that the U.S. economy has been in a recession since the spring of this year which has harmed the performance of most equity investments. The Standard & Poor's 500 Composite Stock Price Index and the Nasdaq Composite Index, posted negative results of 24.90% and 49.84%, respectively, for the 1-year period ended October 31, 2001. The chart below shows the performance of the Class A shares of the Funds for the 1-, 3-, 5-year and life of each fund through the periods ended October, 31 2001 and reflects the current maximum sales charge of 4.75%.

                                                   Heritage Series Trust
                                     Average Annual Return (Periods ended 10/31/01)(a)
-                                    ------------------------------------------------
Class A Shares                         1-Year          3-Year    5-Year   Life of Fund
--------------                       ------           ------    ------    ------------
Aggressive Growth Fund               -27.28%          +12.60%       --       +14.30%
Eagle International Equity Portfolio -34.63%           -6.99%    -0.58%       +0.40%
Growth Equity Fund                   -37.43%           +7.31%   +15.26%      +16.81%
Mid Cap Stock Fund                    +1.64%          +18.81%       --       +13.83%
Small Cap Stock Fund                 -10.85%           +4.76%    +4.43%      +10.45%
Technology Fund                      -60.79%              --        --       -31.45%
Value Equity Fund                    -15.77%           -0.94%    +3.83%       +8.73%

   Some of you might be familiar with our philosophy of attempting to deliver superior long-term performance by employing conservative investment management strategies. While the 1-year performance of our Funds has been difficult as compared to previous years, we still adhere to this philosophy as we have reaped benefits over the long term. For example, six of the seven Fund's Class A shares have beaten their benchmark indices since inception. A year ago in my letter to you, I cautioned that the double digit positive returns seen in many of the Funds should not be viewed as typical. Now I would remark that the losses incurred this year should not be viewed as typical either. I have a great deal of confidence that our portfolio managers will be able to navigate their respective funds through these uncertain times.

   Portfolio manager commentaries for each of the seven Funds of the Heritage Series Trust follow. These detailed commentaries provide information about the individual performance of these Funds, synopses of market events, including the effects of the tragedies on September 11th, and mention the industries or holdings that may have significantly impacted fund performance during this annual reporting period.

   Thank you for your continued support of the Heritage Family of Funds and for your investment in Heritage Series Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.

                                          Sincerely,

                                          /s/ Richard K. Riess
                                          Richard K. Riess
                                          President

--------
(a)Performance above represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The inception dates for the Funds' Class A Shares are as follows: Aggressive Growth Fund, 08/20/98; Eagle International Equity Portfolio, 12/27/95; Growth Equity Fund, 11/16/95; Mid Cap Stock Fund, 11/06/97; Small Cap Stock Fund, 05/07/93; Technology Fund, 11/18/99; and Value Equity Fund, 12/31/94.

                                                              November 30, 2001

Dear Fellow Shareholders:

   Clearly the 12 months ended October 31, 2001, was a difficult period for the stock market and particularly for growth stocks. During this period the Russell 2000 Growth Index was down 31.5% and the Russell 2500 Growth Index was down 33.1%. While it is discouraging to report a negative number for the period, the Heritage Series Trust - Aggressive Growth Fund (the "Fund") Class A shares declined 23.7%*, substantially beating the benchmarks.

   Growth stocks, particularly in the Technology sector, were weak during the 12 month period ended October 31st. The Financial Services and Consumer Staples sectors were up during the period. Value stocks led the market, with the Russell 2000 Value Index up 8.8%. Although the past 12 months have been difficult for investors, the market rebounded sharply in October, and was especially good for growth stocks. The Russell 2000 Growth Index was up 9.6% during the month. Hopefully, October could prove to be an inflection point for growth stocks.

   Our best performer over the past 12 months was Multimedia Games, which supplies technology and equipment, including interactive games and electronic player stations and equipment, to Native American bingo and gaming halls. Multimedia is helping to drive the rapid expansion of Native American gaming with its technological innovations. Another gaming stock, Alliance Gaming, a leading designer and operator of gaming devices and systems, was also a strong performer during the period. A strong performer in the publishing industry was Houghton Mifflin, a publisher in the elementary and secondary school markets that agreed to be acquired by Vivendi. AstroPower, which produces solar cells (semiconductor devices that convert sunlight into electricity) was also a positive contributor to the Fund's performance. The stock did well as increased attention was being paid to energy in general, alternative sources in particular, due to a brief period of power shortages in California and historically high energy prices. However, after a dramatic rise, we felt the valuation was unsustainable, so we sold the stock.

   Praecis Pharmaceuticals, a drug discovery and development company with a lead product, Plenaxis, to treat prostate cancer, was weak. The FDA asked for additional analysis of trial data on Plenaxis, which delayed the potential approval of the product. With the upside for the stock likely limited for some time, we sold the position. InforMax, which provides software used by biotech researchers, was weak in line with negative sentiment in biotechs. However, there were some management changes announced at the company, which we felt indicated the potential for concerns in a company with a recent IPO, so we sold our position. Our Fund was disproportionately impacted by the events of September 11th as we held significant positions in Royal Caribbean Cruises, Carnival and Cendant. We still hold Cendant, as we believe the fundamentals are strong and the stock was oversold. However, we sold Royal and Carnival, both major cruise line operators, because the long-term outlook for both stocks depends on the impact of future terrorism, and we have no ability to handicap the possibility of additional terrorist acts.

--------
* Calculated without the imposition of front-end sales charges.

   With 37% of the portfolio in the Consumer Discretionary sector, we are heavily weighted relative to the Russell 2500 Growth Index, which has approximately 16%, and the Russell 2000 Growth Index, which has over 19%, due largely to our slot machine exposure. While these gaming stocks were down sharply following September 11th, we believe the companies were misunderstood and excessively punished, and they have already substantially recovered since then. We are still very positive on these stocks. We are currently underweight in Technology stocks, with a weighting of some 17% compared to 22% in the Russell 2500 Growth Index and 20% in the Russell 2000 Growth Index. However, toward year-end, we would like to increase our Technology exposure, to a weighting that is at least in line with the benchmarks.

   As always, we will continue to do our best for Heritage shareholders.

                                          Sincerely,
                                          /s/ Bert Boksen
                                          Bert Boksen
                                          Managing Director
                                          Eagle Asset Management, Inc.
                                          Portfolio Manager, Aggressive Growth
                                            Fund

                                    [CHART]

                         Growth of a $10,000 investment
       since inception of Heritage Series Trust - Aggressive Growth Fund
                   Class A, B, & C Shares on August 20, 1998


          Heritage Series Trust -                      Heritage Series Trust -     Heritage Series Trust -
         Aggressive Growth Fund      Russell 2000      Aggressive Growth Fund      Aggressive Growth Fund
            Class C Shares           Growth Index         Class B Shares               Class A Shares
               $15,712                   $9,670               $15,410                      $15,334

Aug-98          10,000                   10,000                10,000                       9,525
Oct-98          10,727                    9,402                10,727                      10,232
Jan-99          13,441                   11,545                13,448                      12,851
Apr-99          12,952                   11,821                12,952                      12,404
Jul-99          14,477                   12,079                14,477                      13,891
Oct-99          14,421                   12,155                14,421                      13,864
Jan-00          18,085                   15,662                18,085                      17,416
Apr-00          18,731                   15,532                18,738                      18,074
Jul-00          20,821                   14,631                20,822                      20,129
Oct-00          20,736                   14,119                20,736                      20,085
Jan-01          20,063                   13,253                19,970                      19,470
Apr-01          18,086                   11,670                17,911                      17,577
Jul-01          17,762                   11,220                17,510                      17,304
Oct-01          15,712                    9,670                15,410                      15,334

                         Average Annual Total Returns*
                                   A Shares  B Shares  C Shares

                       1 Year:      (27.28)% (26.17)%  (24.23)%
                      Life of Class: 14.29%   14.48%    15.17%

Past performance is not predictive of future performance.


* Average annual returns for Heritage Series Trust - Aggressive Growth Fund Class A, B and C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares) and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $15,710. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 18, 2001
MARKET COMMENTARY from MARTIN CURRIE, INC.
Eagle International Equity Portfolio (the "Fund")

International markets have reflected increasing evidence of slowing growth, further de-rating of technology, media and telecom ("TMT") valuations and a series of profit warnings, most evident in Europe. The U.S. reporting season has set the trend. Frustration with the rate of change in Japan and ensuing market returns has exacerbated poor returns from the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The euro and yen have rallied periodically against the dollar, but in general, have remained weak. Smaller markets have reflected the economic cycle of the major markets although in an environment of loose money, they have not suffered from the liquidity crunch experienced in previous cycles. Over the 12 months to October 31, 2001, the MSCI EAFE Index fell by 24.7% while the Fund's Class A shares fell by 31.4%*. Over the ten months to October 31, 2001, the EAFE Index fell by 24.5% and the Fund's Class A shares fell by 26.7%*

The Japanese market (21.0% of the portfolio as of the fiscal year end) had a weak finish to 2000, compounded by a collapse in the yen and technology stocks. The first half of 2001 saw a market recovery in anticipation of significant political change, a consensus for reform, and the eventual appointment of a new prime minister with a reforming mandate. But further evidence of a deteriorating economy and lack of concrete proposals for restructuring, resulted in gains evaporating. We reduced our exposure in favor of Europe. Our portfolio continues to favor quality exporters and well financed domestic stocks. New additions included Canon, Aiful, Shiseido, Terumo, Denso and Fuji Photo Film. Following the tragic events of September 11th, we took off the yen/dollar hedge, in anticipation of some currency stability resulting from a weaker dollar in the face of lower U.S. rates and sharply reduced economic expectations. Japan has seen much structural change, but is not immune to the global slowdown. Investors are waiting for significant overhaul of the banking sector, which we avoid, before committing more funds. In valuation terms, the market has little downside from these levels.

We have been building up Continental Europe (34.5% of the portfolio as of the fiscal year end), attracted both to valuations and an improved outlook for the Euro. While not immune to the global slowdown, and still suffering from the de-rating of technology, valuations have begun to look reasonable. Our favored sectors have been financials, pharmaceuticals, and energy, where Europe offers global players in these areas. Selective telecoms were also added. Telecom Italia, ING, Autostrade, Portugal Telecom and Nestle were added to the list. In the U.K. (24.1% of the portfolio as of the fiscal year end) new holdings included Shell, HSBC, Schroder Ventures, Lloyds TSB and Gallaher, reflecting the broader themes of the European portfolio. Of the European economies, the UK has been the most resilient, helped by its defensive sectors and early interest rate cuts.

In Asia (7.7% of the portfolio as of the fiscal year end) we have included exposure to selective smaller markets, ending the year with holdings in Australia, China and Korea. We have used Australia for resources, BHP, Woodside Petroleum, and invested in financials in Hong Kong, such as Cheung Kong and Hong Kong Exchanges, later sold. Non-index markets in Asia, China (China
Mobile) and Korea (Korea Telecom) make up some of our emerging market exposure. We also hold American Moviles in Mexico. Over the year, we have had holdings in Hungary, Brazil, and South Africa. We remain selective in our exposure to smaller markets, but they continue to offer gearing into more confident markets.

Outlook

The events of September in the U.S. have brought forward the full impact of the slowing global economy, and resulted in a further round of downgrades. Questions remain on the health of consumer spending in the fourth quarter in both the U.S. and Europe. But equities around the world have rallied, reflecting substantial liquidity following unprecedented interest rate cuts and the expectation that economic and profit recovery will be that much sharper following the events of this year. While uncertainty persists, in part due to the geopolitical issues and in part to the health of the consumer, valuations are looking more realistic, particularly in Europe and Japan. In an environment of more stable currencies, loose money and continued reform in equity ownership and corporate management, international markets look well supported.
--------
*Calculated without the imposition of front-end sales charges.

                                    [CHART]

                         Growth of a $10,000 investment
         since inception of Heritage Series Trust - Eagle International
                  Equity Portfolio-Eagle Shares on May 1, 1995

                      Heritage Series Trust        Morgan Stanley
                      -Eagle International             Capital
                         Equity Portfolio     International EAFE Index
                             $11,196                   $11,188

             May-95           10,000                    10,000
                              10,575                    10,312
             Oct-95           10,395                     9,841
                              11,088                    10,565
             Apr-96           11,579                    11,141
                              11,134                    10,676
             Oct-96           11,323                    10,872
                              11,712                    10,768
             Apr-97           12,020                    11,042
                              13,854                    12,610
             Oct-97           12,454                    11,374
                              13,090                    11,876
             Apr-98           14,597                    13,130
                              15,036                    13,299
             Oct-98           13,497                    12,472
                              14,852                    13,587
             Apr-99           15,406                    14,378
                              15,789                    14,590
             Oct-99           16,715                    15,348
                              18,666                    16,207
             Apr-00           18,543                    16,379
                              17,948                    15,909
             Oct-00           16,396                    14,905
                              15,975                    14,848
             Apr-01           14,139                    13,709
                              12,485                    12,454
             Oct-01           11,196                    11,188

                          Average Annual Total Return*
                       1 Year: (31.71)%  5 Year: (0.23)%
                       Life of Eagle Class Shares: 1.75%

           Past performance is not predictive of future performance.

                                    [CHART]

                         Growth of a $10,000 investment
         since inception of Heritage Series Trust - Eagle International Equity Portfolio-Class A & Class C Shares on December 27, 1995




             Heritage Series Trust -   Heritage Series Trust -   Morgan Stanley
              Eagle International      Eagle International          Capital
               Equity Portfolio          Equity Portfolio        International
                Class A Shares           Class A Shares           EAFE Index
                  $10,237                    $10,286               $10,622


   Dec-95           9,525                     10,000                10,000
                    9,787                     10,270                10,030
   Apr-96          10,238                     10,720                10,577
                    9,859                     10,308                10,136
   Oct-96          10,039                     10,478                10,322
                   10,400                     10,830                10,224
   Apr-97          10,692                     11,107                10,483
                   12,347                     12,803                11,972
   Oct-97          11,114                     11,500                10,799
                   11,704                     12,086                11,275
   Apr-98          13,068                     13,473                12,465
                   13,482                     13,876                12,626
   Oct-98          12,119                     12,448                11,841
                   13,358                     13,696                12,899
   Apr-99          13,884                     14,205                13,650
                   14,248                     14,554                13,852
   Oct-99          15,110                     15,403                14,571
                   16,897                     17,197                15,387
   Apr-00          16,816                     17,077                15,550
                   16,293                     16,519                15,104
   Oct-00          14,916                     15,088                14,151
                   14,549                     14,691                14,097
   Apr-01          12,894                     12,997                13,016
                   11,395                     11,472                11,824
   Oct-01          10,237                     10,286                10,622



                         Average Annual Total Returns*
                                        A Shares   C Shares
                           1 Year:       (34.63)% (31.83)%
                           5 Year:        (0.58)%  (0.37)%
                           Life of Class: 0.40%     0.48%

Past performance is not predictive of future performance.s
* Average annual returns for Heritage Series Trust - Eagle International Equity Portfolio Eagle Class, Class A and C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A Shares, and reinvestment of dividends for Eagle Class, Class A and C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                    [CHART]

                         Growth of a $10,000 investment
         since inception of Heritage Series Trust - Eagle International
               Equity Portfolio-Class B Shares on January 2, 1998

                          Heritage Series Trust       Morgan Stanley
                          - Eagle International   Capital International
                             Equity Portfolio           EAFE Index
                                 $8,375                   $9,852

                 Jan-2-98        10,000                   10,000
                 Jan-98          10,146                   10,457
                 Apr-98          11,311                   11,561
                 Jul-98          11,644                   11,710
                 Oct-98          10,451                   10,982
                 Jan-99          11,494                   11,964
                 Apr-99          11,921                   12,660
                 Jul-99          12,215                   12,847
                 Oct-99          12,929                   13,514
                 Jan-00          14,431                   14,271
                 Apr-00          14,336                   14,422
                 Jul-00          13,872                   14,008
                 Oct-00          12,670                   13,124
                 Jan-01          12,250                   13,075
                 Apr-01          10,753                   12,072
                 Jul-01           9,413                   10,966
                 Oct-01           8,375                    9,852


                         Average Annual Total Returns*
                        1 Year:                (34.58)%
                        Life of Class B Shares: (4.52)%

           Past performance is not predictive of future performance.

* Average annual returns for Heritage Series Trust - Eagle International Equity Portfolio Class B Shares are calculated in conformance with Item 21 of Form N-1A, which assumes a contingent deferred sales charge for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends. If Class B Shares were still held at the end of the period, the value would be $8,634. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 15, 2001

Dear Fellow Shareholders:

   The Heritage Series Trust - Growth Equity Fund (the "Fund") has held up well relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), our benchmark index, given the current market volatility. The Fund's performance fell between the Standard & Poor's Barra Growth Index ("S&P Barra Growth") and the Russell 1000 Growth index. The table below shows how our Fund fared as compared to these indices.

                                                Year to Date* 1-Year*
                                                ------------- -------
          Growth Equity Fund Class A shares (a)    -24.7%     -34.3%
          S&P 500                                  -18.9%     -24.9%
          S&P Barra Growth                         -20.0%     -31.6%
          Russell 1000 Growth                      -27.3%     -39.9%

        --------
         *All periods ending October 31, 2001.

   As illustrated in the table below, the Fund has compared very favorably among its mutual fund peers as measured by Morningstar, Inc. and Lipper Analytic Services rankings. Morningstar bases its ranking on a quantitative measure of risk-adjusted return, bringing both performance and risk together into one evaluation. Lipper Analytic Service rankings are based solely on total returns. We are pleased to have outperformed in up markets and to have properly managed our downside risk.

                                      Percent Ranking in Category*
                            -------------------------------------------------
                               1-year       2-year      3-year      5-year
                            ------------ ------------ ----------- -----------
  Morningstar, Inc. Large   Top 34% (out     N/A      Top 5% (out Top 2% (out
  Growth Category             of 948)                   of 635)     of 396)
  Lipper Analytic Services  Top 32% (out    Top 4%    Top 2% (out Top 1% (out
  Large Cap Growth Category   of 812)    (out of 604)   of 496)     of 300)

    ----
    *All periods ending October 31, 2001. Past performance is no guarantee of future results.

   We are very focused on risk-adjusted returns by attempting to provide higher upside returns with a minimum of downside risk. Our team seeks to control the risk in the Heritage Growth Equity portfolio through careful stock selection and disciplined industry exposure. As part of this risk control strategy, the Fund consists mainly of large-cap, blue chip, "sleep-well-at-night"-types of companies. In addition, we rarely make large sector allocations within the Fund's portfolio. While our investment philosophy may not be as aggressive on the upside (when compared to those who normally overweight certain sectors, e.g., technology), it is in difficult markets where we have seen its inherent value.

   The Fund currently has approximately 60 equity investments that we consider premier growth stocks. Our investment strategy is to look for companies that have an earnings growth rate greater than the average for companies included in the S&P 500 Index. We seek to invest in companies that will have sustainable competitive advantages in their industries, high-quality managements and recognized brand names.

Market Environment

   Over the past 12 months, a slowing economy, poor corporate earnings, and sharply reduced capital spending helped to quickly end the speculative excesses of the late 1990s. Company fundamentals, earnings, cash flow from operations, and valuations returned to center stage in market analysis. The result was a considerable sell-off in growth stocks, particularly in the areas of technology and telecommunications.
--------
(a)Calculated without the imposition of front-end sales charges.

   Equity markets retreated as the U.S. economy struggled. Growth Domestic Product growth has turned negative, industrial production decreased as businesses tried to eliminate excess inventory, corporations curtailed spending to improve their financial health, and unemployment began to climb. In an attempt to reinvigorate the faltering economy, the Federal Open Market Committee ("FOMC") initiated an aggressive easing of monetary conditions in early January. Through the end of October, the FOMC lowered the fed funds rate nine times to its lowest levels in 45 years. Fiscal stimulus arrived in the form of tax initiatives and increased government spending following the September 11 attacks. Despite negative news flow, the stock market's recent firmness has been a powerful vote of confidence.

Portfolio Review

   We continue to focus our efforts on those areas that have the strongest growth potential. The types of companies that we seek have an articulated vision for the future. Such companies are typically franchise names with consistent, predictable cash flow and earnings, have strong management with a history of execution, and hold a sustainable competitive advantage giving them a dominant position within their industry. These are companies that represent America's participation of growth in the global economy.

   The Fund's biggest detractors were assets invested in the technology sector. Technology stocks benefited from a capital-spending boom in the late 1990s. As spending slowed during the past year, the earnings growth rates of technology and related companies also slowed and their stocks declined. Virtually every technology holding declined over the past 12 months, most notably, Cisco Systems, Microsoft, Dell Computer, EMC, Intel, and Texas Instruments. Looking ahead, capital spending declines will probably be followed by only moderate spending growth as financing for technology projects becomes harder to come by. From an equity perspective, this puts a premium on fundamental analysis, giving us an edge in picking stocks in the more discriminating environment we are likely to see in the quarters ahead.

   The health care stocks held within the Fund were buoyed by the steady demand for drugs even during periods of economic weakness. The sector is also seen as a "safe haven" for investors during difficult economic times. Despite these facts, the sector was slightly negative for the year as many leading companies were not successful in securing new drug approvals from an increasingly cautious FDA. Positive contributions from Baxter, Johnson & Johnson, and a flat performance from Pfizer was not enough to offset losses in American Home Products, Bristol-Myers Squibb, Merck, Pharmacia, and Medtronic.

   Consumer/retail stocks in the portfolio held up reasonably well, although finished the period slightly negative. The resiliency of the consumer was primarily responsible for holding up the economy through the first half of the year, which was reflected in the group's performance. Publisher Gannett, Wal-Mart, Kroger, and Procter & Gamble all yielded positive results. AOL Time Warner, Home Depot, and Anheuser-Busch produced disappointing results.

   Financial services declined as a group during the year. On a relative basis, the sector held up reasonably well as they benefited from a falling interest rate environment. Freddie Mac performed well during the period, benefiting from a home refinancing boom. Lehman Brothers stock price remained relatively flat, as its prominent position as one of the leading fixed-income franchises in the world fared well for the company during recent volatile times in the equities markets. American Express, Citigroup, Goldman Sachs, and American International Group each witnessed a share price decline during the period.

Outlook

   We believe the outlook for the equity market and the Fund remains positive. Aggressive monetary and fiscal policy has created a favorable backdrop for the market and for growth stocks in particular. The Fed's interest rate cuts and injection of liquidity have provided the economy with substantial support for a strengthening of economic activity. The low inflationary environment paves the way for additional rate cuts, if necessary. On the fiscal side, a stimulus package as sizeable as the $100 billion injection is currently proposed by Congress. On the corporate side, expectations have been taken down to very low levels for both forward earnings and forward-looking fundamentals, presenting opportunistic buying opportunities. Helping to sustain the economy are falling gas prices, which increase consumer's potential discretionary spending. Lower mortgage rates have pushed refinancing activity higher. These policy initiatives and macroeconomic developments are likely to stimulate growth in the coming quarters. The timing of which depends on confidence, including consumer confidence to spend, business confidence to invest, and investor confidence to take risk.

   We feel that the events of September 11, which worked to sharpen the downturn, may also act to quicken the recovery in the short term. However, following this rapid upturn a more muted, gradual upward slope is likely. This recovery should return us to a slow, steady, and sustained growth pattern over the next 4 to 8 quarters. Regardless of the shape of the eventual recovery, the resilient companies held in the Fund will continue to benefit from sound business models and thoughtful management.

   We thank you for investing with us and look forward to working with you in the years to come.

                                          Sincerely,

                                          /s/ Ashi Parikh
                                          Ashi Parikh
                                          Managing Director
                                          Eagle Asset Management, Inc.
                                          Portfolio Manager, Growth Equity Fund

                                    [CHART]

                         Growth of a $10,000 investment
         since inception of Heritage Series Trust - Growth Equity Fund
                 Class A & Class C Shares on November 16, 1995

                Heritage         Heritage
              Series Trust     Series Trust                  Standard
              -Aggressive      -Aggressive      Standard     & Poor's
               Growth Fund      Growth Fund     & Poor's   Barra Growth
             Class A Shares   Class C Shares   500 Index       Index
                 $25,250          $25,344        19,489       $19,630

    Nov-95         9,525           10,000        10,000        10,000
                  10,252           10,749        10,691        10,586
    Apr-96        10,425           10,910        11,054        10,845
                  10,605           11,071        10,879        10,860
    Oct-96        11,825           12,323        12,059        12,041
                  12,958           13,485        13,507        13,632
    Apr-97        13,251           13,758        13,833        14,150
                  16,004           16,585        16,554        16,996
    Oct-97        15,844           16,389        15,932        16,172
                  16,781           17,330        17,145        17,839
    Apr-98        19,206           19,790        19,531        20,233
                  20,832           21,429        19,764        21,229
    Oct-98        19,462           19,983        19,454        21,354
                  24,216           24,818        22,733        26,032
    Apr-99        24,311           24,868        23,795        26,173
                  25,910           26,450        23,757        26,367
    Oct-99        29,333           29,888        24,447        28,096
                  36,913           37,553        25,087        29,372
    Apr-00        40,393           41,015        26,222        31,140
                  42,032           42,591        25,905        30,844
    Oct-00        38,438           38,881        25,952        28,679
                  35,145           35,482        24,875        25,220
    Apr-01        30,420           30,650        22,819        22,063
                  29,640           29,810        22,194        21,758
    Oct-01        25,250           25,344        19,489        19,630

                         Average Annual Total Returns*
                                       A Shares  C Shares
                       1 Year:         (37.43)%  (34.82)%
                       5 Year:          15.26%   (15.52)%
                       Life of Class:   16.81%    16.88%




                                    [CHART]

                         Growth of a $10,000 investment
         since inception of Heritage Series Trust - Growth Equity Fund
                       Class B Shares on January 2, 1998


            Heritage Series Trust    Standard & Poor's     Standard & Poor's
            - Growth Equity Fund    500 Composite Index   Barra Growth Index
                   $14,399                $11,485              $11,375

   Jan-2-98         10,000                 10,000              10,000
   Jan-98           10,045                 10,111              10,336
   Apr-98           11,475                 11,519              11,724
   Jul-98           12,424                 11,656              12,301
   Oct-98           11,582                 11,473              12,373
   Jan-99           14,385                 13,408              15,085
   Apr-99           14,418                 14,034              15,166
   Jul-99           15,335                 14,012              15,278
   Oct-99           17,333                 14,418              16,280
   Jan-00           21,772                 14,794              17,020
   Apr-00           23,780                 15,454              18,044
   Jul-00           24,697                 15,267              17,873
   Oct-00           22,544                 15,295              16,618
   Jan-01           20,472                 14,660              14,614
   Apr-01           17,591                 13,447              12,784
   Jul-01           17,028                 13,079              12,608
   Oct-01           14,399                 11,485              11,375

                         Average Annual Total Returns*
                        1 Year:                (36.57)%
                        Life of Class B Shares: (9.99)%

           Past performance is not predictive of future performance.
* Average annual returns for Heritage Series Trust - Growth Equity Fund Class A, B and C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A Shares, a contingent deferred sales charge for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $14,699. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 30, 2001

Dear Fellow Shareholders:

   We are pleased to present the annual report for the Heritage Series Trust - Mid Cap Stock Fund (the "Fund") for the fiscal year ended October 31, 2001. For the 12-month period ended October 31, 2001, the Fund's Class A shares returned 6.7%*. Thus, as shown below, the Fund outperformed the Standard & Poor's 400 Mid Cap Index ("S&P 400 Mid Cap Index") and the Russell Midcap Index by 19.2% and 24.7%, respectively.

                                          12 Months ended 10/31/01
                                          ------------------------
              Heritage Mid Cap Stock Fund            6.7%*
              S&P 400 Mid Cap Index                -12.5%
              Russell Midcap Index                 -18.0%

   The events of September 11, 2001 will have far-reaching effects, both on a personal and a professional basis. We are still uncertain of the long-term economic consequences. Prior to the attacks, we were in the midst of a difficult economic environment. We had already witnessed sharp downward earnings revisions, mounting layoffs and weak consumer confidence. We believe that the attacks will exacerbate these problems, but are unsure as to what degree. Even though the portfolio was already positioned quite defensively, we have made additional changes in the last few weeks to lessen our exposure to more cyclical holdings.

   Our top performing stocks over the last 12 months fell into four categories:
Technology, Health Care, Consumer Cyclicals and Financials. In Technology, we benefited from strong performance in software name Epiq Systems, defense stock L-3 Communications and financial transaction processor Concord EFS. In Health Care, our biggest winners were Stericycle, which manages medical waste services, and health care services company Manor Care. Brown & Brown, our best performer in Financials, is a diversified insurance broker. Finally, gaming stocks Multimedia Games and International Game Technology were our biggest winners in the Consumer Cyclicals sector.

   Our worst performance was in the Consumer Staples sector, particularly media and communications stocks, including Charter Communications and Crown Media Holdings. Other laggards include Avocent, SBA Communications, Nextel Partners and Penton Media.

   We are deliberately overweight in Health Care, as this sector is relatively immune to recession. We are underweight in Technology, but we are looking for values here. Earnings are difficult to predict. We will wait until we find attractive values. Currently, we are focused on semiconductor and semiconductor equipment stocks, as we anticipate them reaching trough (1996-level) valuations.

   Last quarter, we anticipated total earnings estimates for the S&P 500 Index would be down, and we were right. Consensus earnings estimates for the S&P 500 Index are down another 14% for 2001 from $51.00 to $44.00 and consensus estimates are down 19% for 2002 from $62 to $52. Research from Sanford Bernstein indicates an appropriate multiple on the S&P 500 earnings for next year (assuming a normal rebound in capital and consumer spending) is in the range of 20.0x, making us "lucky" if the index is at 900, which is still quite a bit lower than its level today. This indicates to us that there is still potential for further market depreciation from here. We are trying to balance the portfolio to protect investors on the downside during this challenging period.

   As always, we strive to produce strong results for our shareholders. Thank you for your support.

                                          Sincerely,

                                          /s/ Todd L. McCallister
                                          Todd L. McCallister
                                          Managing Director
                                          Eagle Asset Management, Inc.
                                          Portfolio Manager, Mid Cap Stock Fund

--------
*Calculated without the imposition of front-end sales charges.

                                    [CHART]

                         Growth of a $10,000 investment
         since inception of Heritage Series Trust - Mid Cap Stock Fund
                  Class A & Class C Shares on November 6, 1997

          Heritage Series Trust   Heritage Series Trust
             -Mid Cap Stock          -Mid Cap Stock       Standard & Poor's
             Class A Shares          Class C Shares       400 Mid Cap Index
                $16,759                 $17,083                 $14,507

Nov-97           10,000                  10,000                   9,525
Jan-98            9,993                  10,076                   9,532
Apr-98           11,589                  11,612                  11,071
Jul-98           10,106                  10,727                   9,678
Oct-98            9,923                  10,399                   9,518
Jan-99           10,454                  11,760                  10,044
Apr-99           10,441                  12,359                  10,051
Jul-99           11,169                  12,799                  10,771
Oct-99           11,421                  12,589                  11,038
Jan-00           13,259                  13,641                  12,842
Apr-00           15,642                  15,265                  15,172
Jul-00           15,614                  15,538                  15,186
Oct-00           16,126                  16,573                  15,706
Jan-01           16,584                  16,861                  16,179
Apr-01           16,776                  16,338                  16,403
Jul-01           18,317                  16,404                  17,945
Oct-01           17,083                  14,507                  16,759


                         Average Annual Total Returns*
                                    A Shares   C Shares
                     1 Year:           1.64%     5.93%
                     Life of Class:   13.83%    14.38%

           Past performance is not predictive of future performance.

                                    [CHART]

                         Growth of a $10,000 investment
         since inception of Heritage Series Trust - Mid Cap Stock Fund
                       Class B Shares on January 2, 1998



                             Heritage Series Trust   Standard & Poor's
                             - Mid Cap Stock Fund    400 Mid Cap Index
                                    $16,622               $14,163

                    Jan-98            9,896                 9,837
                    Apr-98           11,477                11,337
                    Jul-98           10,007                10,473
                    Oct-98            9,827                10,152
                    Jan-99           10,354                11,481
                    Apr-99           10,340                12,066
                    Jul-99           11,062                12,495
                    Oct-99           11,319                12,290
                    Jan-00           13,140                13,318
                    Apr-00           15,495                14,903
                    Jul-00           15,474                15,169
                    Oct-00           15,974                16,180
                    Jan-01           16,355                16,461
                    Apr-01           16,480                15,951
                    Jul-01           17,919                16,015
                    Oct-01           16,622                14,163

                         Average Annual Total Returns*
                        1 Year:                  (3.43)%
                        Life of Class B Shares: (14.19)%

           Past performance is not predictive of future performance.
* Average annual returns for Heritage Series Trust - Mid Cap Stock Fund Class A, B and C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A Shares, a contingent deferred sales charge for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $16,922. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 30, 2001

Dear Fellow Shareholders:

   For the one-year period ended October 31, 2001, Heritage Series Trust - Small Cap Fund (the "Fund") Class A Shares were down 6.4%*, outperforming the Russell 2000 Index (the "Index"), which was down 12.7%, for the period. The following is a report on the portion of Fund's assets allocated to Eagle.

   It was a difficult period for stocks in the 12 months ended October 31st. The attacks on the World Trade Center and the Pentagon on September 11th caused the market to drop sharply during what was already a weak market. Technology stocks were hit particularly hard. The Financial Services sector and, surprisingly, the Consumer Discretionary and Consumer Staples sectors, did well during the period.

   Reflecting our "Growth At A Reasonable Price" philosophy, our Technology stocks, while still down during the period, held up well relative to the Index. Our Consumer Discretionary stocks did well on both an absolute and relative basis. Citadel Communications, a radio broadcasting company focused mainly in mid-sized markets, was our best performer for the period after agreeing to be acquired by Forstmann Little & Co. Another strong stock was publisher Houghton Mifflin, which also agreed to be acquired, by Vivendi. Edwards Lifesciences, which develops products and services to treat late-stage cardiovascular disease, performed well due to strong sales growth for its products and the divestiture of some lower margin businesses. Finally, Strayer Education, a leader in the secondary education market, was up, benefiting from a new management team and a new growth strategy, as well as strong demand for education, particularly in technical fields.

   Health Care was our weakest sector, both absolute and relative to the Index. Gene therapy firm Collateral Therapeutics was down in a weak biotech market, even though clinical trial and research results for the company's products continue to progress. Praecis Pharmaceuticals, a drug discovery and development company with a lead product, Plenaxis, to treat prostate cancer, was weak. The FDA asked for additional analysis of trial data on Plenaxis, delaying the potential approval of the product. With the upside for the stock likely limited for some time, we sold the position. InforMax, which provides software used by biotech researchers, was also weak in line with negative sentiment in biotechs. However, there were some management changes announced at the company, which we felt indicated the potential for concerns in a company with a recent IPO, so we sold the stock. Artesyn Technologies, a leading producer of electronic products and power systems, largely for the communications industry, was down due to a slowdown in technology and telecom spending.

   We are currently overweight in the Health Care sector at 22%, vs. the Index at 13%, and intend to keep that overweight position, as this sector should hold up well in a difficult market. We are basically in line with the Index in Technology at near 13%. However, with most investors suffering substantial losses in Technology stocks this year, tax-related December sales could provide significant opportunities to add to our Technology holdings. With a significant position in gaming stocks (about 6.5% of the portfolio), at 20% our Consumer Discretionary weighting is higher than the Index with 17%. However, we may reduce our weight in this sector, as consumer stocks will likely suffer in a recessionary environment. The timing of a recovery could depend on the severity and duration of the recession. However, keep in mind, today's market discount events occur much more rapidly than in the past, and a strong recovery may have already begun.

   As always we will endeavor to do our best for shareholders.

                                          Sincerely,

                                          /s/ Bert Boksen
                                          Bert Boksen
                                          Managing Director
                                          Eagle Asset Management, Inc.
                                          Portfolio Manager, Small Cap Stock
                                            Fund

--------
*Calculated without the imposition of front-end sales charges.

                                                              November 10, 2001

Dear Fellow Shareholders:

   During the twelve months ended October 31, 2001 the Heritage Series Trust - Small Cap Stock Fund (the "Fund") Class A shares returned-6.4%* versus -12.7% for the Russell 2000 Index. The following is a report on the portion of Fund's assets allocated to Awad.

   Because your managers are "bottom up" stock pickers, the performance of the Fund is a direct result of success and execution of this endeavor.

   During the period, the Fund was positively impacted by investments in Sola Technology (a turnaround), Doral Financial (growth at a reasonable price), Investment Technology Group (growth at a reasonable price), Nova Corporation (a takeover), Capital Crossing Bank (a true value idea), and Constellation Brands (another growth at a reasonable price idea).

   Conversely, the Fund was negatively impacted by investments in Penton Media (hurt by the economy), American Tower (hurt by disappointing earnings), Teletech Holdings (hurt by the economy), Comdisco (imploded) and Hall Kinion (hurt by the economy).

   In terms of industry exposure, commercial services has been the major exposure, followed by healthcare, banks and telecommunications.

   As we enter the last quarter of 2001, we see both opportunity and risk.

   In terms of opportunity, we see several reasons for optimism:

    1. We believe many equities are attractively valued.
    2. Many individual companies are posting strong positive returns for the year, despite the general weakness in equity prices.
    3. The American economy remains the most powerful in the world--our corporations are technology leaders and low-cost producers, our workers are efficient, we have the premier military in the world, and we are rich in natural resources. It never pays to be too bearish on America for too long.
    4. Our economic weakness will likely be measured in months--not years. This is not Japan; at some point the economy will return to healthy growth, which should significantly improve corporate profits.
    5. Historically, buying equities when they have been under pressure has provided good returns over the long term.

   In terms of risk, it is wise to note the following:

    1. Short-term weakness in the economy can linger for several more months. It will take time to work through the profit and technology recessions and the best the consumer can do is to hang in there until the corporate sector returns to a healthy position.
    2. The immediate outlook for corporate profits has the potential to remain uninspiring.
    3. The major indices (NASDAQ and S&P 500) remain highly priced as compared to their long-term traditional valuations.
    4. Investors remain overly optimistic and are expecting previous high flying stocks to return to previous highs, as they become disappointed, this could lead to redemptions in certain mutual funds and wrap programs, putting pressure on certain stock prices.
    5. The tragic events of September 11th are likely to depress economic conditions for the remainder of the year with only a portion of what is lost likely to be made up in 2002.

--------
*Calculated without the imposition of front-end sales charges.

   Balancing positives and negatives, we continue to see short-term risk in some areas of the market and long-term opportunity in many stocks.

   We believe the key, therefore, is to ferret out good relative value--which will be the best way to capitalize on long-term opportunity and yet to minimize near term risk.

   We believe this is an attractive environment for high quality small- to medium-capitalization stocks:

    1. These are the companies that typically have provided above-average returns over time.
    2. Many are companies that can grow in a slow growth economy.
    3. Small cap stocks are attractively priced relative to large cap stocks.
    4. Small cap stocks have been outperforming the S&P since March of 1999 (as demonstrated by the major indices) and money is coming into this area.

   Of course, investment success lies in good execution--and that is what we continue to strive to do as we manage your assets over the coming months.

   We are hopeful that we will report good results to you over the next six-months.

                                          Sincerely,

                                          /s/ James D. Awad
                                          James D. Awad
                                          Chairman
                                          Awad Asset Management, Inc.
                                          Portfolio Manager, Small Cap Stock
                                            Fund

                                    [CHART]

                         Growth of a $10,000 investment
        since inception of Heritage Series Trust - Small Cap Stock Fund
                         Class A Shares on May 7, 1993

               Heritage Series Trust    Russell 2000
                Small Cap Stock Fund        Index
                     $23,248               $21,107

      May-93         $ 9,525               $10,000
      Jul-93         $ 9,512               $10,390
      Oct-93         $10,378               $11,431
      Jan-94         $10,938               $11,794
      Apr-94         $10,631               $11,199
      Jul-94         $10,145               $10,875
      Oct-94         $10,798               $11,396
                     $10,817               $11,086
      Apr-95         $11,427               $12,006
                     $13,116               $13,586
      Oct-95         $13,386               $13,485
                     $14,917               $14,406
      Apr-96         $17,605               $15,969
                     $16,339               $14,527
      Oct-96         $17,827               $15,725
                     $19,675               $17,137
      Apr-97         $18,881               $15,977
                     $22,818               $19,377
      Oct-97         $24,365               $20,336
                     $23,967               $20,235
      Apr-98         $26,581               $22,752
                     $22,834               $19,826
      Oct-98         $19,259               $17,929
                     $21,456               $20,302
      Apr-99         $20,759               $20,647
                     $21,934               $21,296
      Oct-99         $19,762               $20,595
                     $22,529               $23,905
      Apr-00         $24,573               $24,450
                     $24,948               $24,225
      Oct-00         $24,838               $24,179
                     $26,200               $24,786
       Apr-01        $25,048               $23,750
                     $26,124               $23,811
       Oct-01        $23,248               $21,107

                          Average Annual Total Return*
                         1 Year:                (10.85)%
                         5 Year:                 (4.43)%
                         Life of Class A Shares: 10.45%

Past performance is not predictive of future performance.

                                    [CHART]

                         Growth of a $10,000 investment
        since inception of Heritage Series Trust - Small Cap Stock Fund
                       Class B Shares on January 2, 1998

         Heritage Series
             Trust -
             Small Cap          Russell 2000
            Stock Fund             Index
              $9,008              $10,265

Jan-2-98       10,000               10,000
Jan-98          9,843               9,842
Apr-98         10,897              11,065
Jul-98          9,346               9,641
Oct-98          7,863               8,719
Jan-99          8,746               9,873
Apr-99          8,446              10,041
Jul-99          8,907              10,356
Oct-99          8,009              10,015
Jan-00          9,110              11,625
Apr-00          9,921              11,890
Jul-00         10,053              11,781
Oct-00          9,997              11,758
Jan-01         10,447              12,053
Apr-01          9,890              11,549
Jul-01         10,224              11,580
Oct-01          9,008              10,265

                         Average Annual Total Returns*
                                1 Year: (10.82)%
                        Life of Class B Shares: (2.69)%

Past performance is not predictive of future performance.
* Average annual returns for Heritage Series Trust - Small Cap Stock Fund Class A and B Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A Shares, a contingent deferred sales charge for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $9,290. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                    [CHART]

                         Growth of a $10,000 investment
        since inception of Heritage Series Trust - Small Cap Stock Fund
                        Class C Shares on April 3, 1995


                              Hertiage Series Trust     Russell
                             - Small Cap Stock Fund   2000 Index
                                     $19,923            $17,971

                     Apr-95           10,000             10,000
                                      10,268             10,222
                                      11,729             11,567
                     Oct-95           11,991             11,481
                                      13,340             12,265
                     Apr-96           15,721             13,596
                                      14,551             12,368
                     Oct-96           15,854             13,388
                                      17,466             14,591
                     Apr-97           16,724             13,603
                                      20,177             16,498
                     Oct-97           21,503             17,314
                                      21,115             17,228
                     Apr-98           23,369             19,371
                                      20,042             16,880
                     Oct-98           16,869             15,264
                                      18,762             17,285
                     Apr-99           18,118             17,579
                                      19,108             18,131
                     Oct-99           17,184             17,535
                                      19,552             20,352
                     Apr-00           21,284             20,816
                                      21,568             20,625
                     Oct-00           21,445             20,586
                                      22,577             21,102
                     Apr-01           21,534             20,220
                     Oct-01           19,923             17,971


                         Average Annual Total Returns*
                         1 Year:                 (7.10)%
                         5 Year:                  4.67%
                         Life of Class C Shares: 11.04%


           Past performance is not predictive of future performance.

* Average annual returns for Heritage Series Trust - Small Cap Stock Fund Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 15, 2001

Dear Fellow Shareholders:

   The Heritage Series Trust - Technology Fund (the "Fund") has not escaped the extreme market volatility in the technology sector. The Fund's Class A shares produced a total return of -58.84%* for the twelve-month period ended October 31, 2001. Over this same time period, the Goldman Sachs Technology Index (the "GSTI") declined -56.27%*. On a year-to-date basis through October 31, 2001, the Fund's Class A shares returned -38.69% while the GSTI has declined -37.95%. While the performance of the Fund was off during the past twelve months, we are pleased to have outperformed many of our technology fund competitors on a relative basis. On a one-year basis, the Fund's Class A shares ranked in the top third of Morningstar's specialty technology category (out of 321 funds) for the period ending October 31, 2001. The Class A shares also outranked most of our peers in the Lipper Science and Technology objective, ranking in the 37th percentile (out of 345 funds) for the one-year period ended October 31, 2001. Both rankings are based on total return and do not take into consideration front or contingent deferred sales charges.**

Market Overview

   Against a backdrop of weak economic news, technology stocks continued to underperform the broader market, thus continuing the slide that was initiated in March of 2000. The technology market, once enhanced by the combination of strong global economies, incremental spending associated with the transition to Year 2000 and the Euro conversion, the dot-com bubble, unrestrained funding of alternative communications carriers and manic participation by investors, has come to an end over the past 18 months.

   In an already weakened environment, the events of September 11th changed the near-term landscape of our economy and technology investing. The magnitude and timing of the decline in consumer spending was accelerated. The capital budgeting process for corporations was adversely affected. Logistics and other issues have slowed the rate of inventory reduction. As the economy continued to weaken during the period prior to the events of September 11th, companies lowered their budgets significantly. One of the primary catalysts behind technology stock performance is capital spending. This lack of demand, combined with the excess inventory that had been built up within the sector over the past few years, made for a very challenging environment. Revenues fell faster than expenses for most technology companies, and even the few companies that were meeting earnings growth projections were penalized along with the rest of the group.

   The economy had been slowing dramatically prior to the horrific events of September 11, as evidenced by Gross Domestic Product ("GDP") growth of 0.3% in the second quarter. Reports of negative GDP growth in the third quarter increase the likelihood that we are in a formal recession. A precipitous drop in capital spending, particularly in technology, a dramatic decline in inventories, and a slowing in consumer spending have hit the economy hard. The Federal Reserve has been very aggressive in lowering rates in an effort to stimulate the economy, and we are now beginning to see the positive impact of lower rates filter through the economy. In addition to the monetary stimulus, we are seeing fiscal stimulus in the form of tax cuts, relief packages, and defense spending. The odds have risen for a more robust economic recovery due to this massive stimulation.

   As many of the negative factors we mentioned are transitory, we believe now is the time to take a more aggressive investment approach with regard to technology stocks. Expectations have been taken down to very low levels for both forward earnings and forward-looking fundamentals, especially in cyclically depressed areas of technology such as semiconductors, personal computers, PC software, and Internet-related advertising. It is our strong belief that technology investors have the best opportunity for upside when both expectations and valuations are at low levels. We believe this accurately describes the state of many technology stocks today.

--------
* Calculated without the imposition of front-end sales charges.
**Past performance is no guarantee of future results.

Portfolio Performance

   Like most investors, we are not pleased to see bear markets such as the one occurring in the technology sector. In spite of these declines, we remain committed to our long-term investment philosophy and will continue to invest the Fund's holdings in subsectors of technology including, communications, hardware, Internet, semiconductors, and software.

   The communication sector was a significant detractor from performance during the year. Communication service companies, having overspent on infrastructure to accommodate an abundance of new data services and heightened competition, are unlikely to expand their annual capital expenditures in the near term. However, the sector is undergoing aggressive cost reduction initiatives which we will continue to monitor. Negative performance for the period came from our holdings in Broadcom, Cisco Systems, Enterasys, Nokia, and Qualcomm.

   The hardware sector suffered through sluggish demand, pricing pressures, and severe inventory overhang. Brocade, EMC, Flextronics, and Solectron were detractors from the performance of the Fund. American Power Conversion was flat for the period and IBM had a positive return for the year. We will continue to follow the hardware companies that operate in the storage segment, as this is becoming an emerging theme following the events of September 11.

   Hardware was a sector where we significantly reduced our weighting during the year. One name sold from the Fund's portfolio was Palm. The company's operating system for personal digital assistants (PDAs) remain the market leader in terms of unit share. Unfortunately, we no longer believed that the existing management team would be able to convert this advantage into sustainable growth in earnings per share. The macroeconomic slowdown has given competitors (such as Microsoft) an opportunity to catch up on the technology side. Additionally, Palm's aggressive pricing strategies continue to burn cash at a rate much greater than we had anticipated.

   The Internet sector was also a victim of overzealous investors and unproven business models. Losses in this segment came from AOL Time Warner, CNET Networks, DoubleClick, and Openwave Systems. Although the absolute performance of AOL Time Warner was negative, the stock significantly outperformed the technology sector as a whole over the past 12 months and was a name we strategically added and consequently deleted during the period.

   Semiconductors is an area we have been adding to during the year. It is expected that this space will be among the first to rebound as fundamentals improve, as it is the beginning of the technology food chain. During the past year, however, the performance of the sector as a whole was negative due to substantially reduced end-market demand and large inventory overhang. Intel, Intersil, Maxim, and Texas Instruments were down over the 12-month period, while KLA-Tencor was positive and Fairchild Semiconductor was relatively flat.

   Taiwan Semiconductor is a name we added to the Fund's portfolio recently. Taiwan Semiconductor is the world's first and largest dedicated integrated circuit (IC) semiconductor foundry (contract manufacturer). The company's basic value proposition is to provide design, manufacturing, assembly, and test services to fabless semiconductor companies (those who do not own their own chip manufacturing plants). The company provides access to advanced manufacturing technologies (such as 300mm wafers, copper interconnects, smaller process geometries) to enable their customers to compete effectively without building and managing their own multi-billion dollar plants.

   The software and services sectors held up relatively well, although finishing with an absolute negative performance. Strong gains and relative outperformance from EDS, Microsoft, and Symantec, were not enough to offset losses from Sabre, Cadence, E.piphany, Intuit, and Vignette. The industry's improving valuations suggest a favorable risk/reward profile going forward. We continue to favor leaders in high growth areas and traditional innovators with stable growth profiles.

   Symantec is a strong software name which we added to the Fund's portfolio in the past year. Symantec is a leading provider of antivirus, network security, and system optimization software for consumers and corporations. Notably, security software remains a high priority of most companies even in a slowing macroeconomic environment. The company has a strong balance sheet and what we believe is a healthy product pipeline with significant product upgrade momentum possible in the coming quarters.

Outlook

   There remains a tremendous amount of negative sentiment surrounding the technology sector today. Stocks became overvalued based on flawed market assumptions and unproven business models. In many cases, hype, not earnings growth, drove stock prices. Over the next several years, new technology product cycles and stock valuations will be more important determinants of technology stock performance than in recent years. In the current environment, determining the technology sector's true level of near-term demand and normalized rate of secular growth becomes more challenging. Thoughtful analysis will once again play the most important role in picking winners and the recent volatility creates accumulation opportunities for stocks that are attractive.

   Significant sales declines in the third quarter of 2001 have likely precipitated a trough in sales growth rates, earnings revisions, and profit margins. However, with a compelling number of positive factors at work, the stage is set for a cyclical recovery in the sector, as economic and sector fundamentals are likely to improve in 2002. Important factors as we move ahead and try to regroup will be consumer and corporate spending patterns, the continued unwinding of the inventory buildup, and corporate earnings reports. The Fund is well positioned to take advantage of the cyclical nature of technology stocks as we re-enter a new period of growth for technology products and services. Unlike other traditionally cyclical industries, the technology sector is significantly impacted by obsolescence and innovation cycles as well as by macroeconomic factors. At this point in the technology cycle, obsolescence is the investor's ally as many companies trading at very low valuation levels are well positioned to exploit the next period of innovation.

   We believe it is important to recognize that the sheer magnitude of the recent technology downturn has produced many ultimately beneficial side effects for the industry. The flow of capital into the industry has eased considerably, and this should help to create a more benign pricing environment over time. The depth of the decline has also driven significant movement in technology human resources--talented engineers, salespeople, and management teams. We believe this talent migration is creating promising new investment opportunities in less recognized companies and industries within the technology sector. Finally, the economic downturn and recent world events have substantially lessened the regulatory burden on the technology industry going forward, and this will have lasting positive effects.

   We believe the technology sector's recovery will be much stronger than the current consensus expectations in some areas and much weaker in others. The outcome will be a surprising roster of new winners and losers. All technology companies will not be treated equally. We believe technology investors who continue to chase the last cycle's winners will be sorely disappointed. Conversely, those who patiently invest in tomorrow's technology winners are likely to be very well rewarded. Our primary objective is to ensure that our fellow shareholders are in the latter group.

   Thank you for your support during these difficult times.

                                          Sincerely,

                                          /s/ Duane A. Eatherly, CFA
                                          Duane A. Eatherly, CFA
                                          Eagle Asset Management, Inc.
                                          Portfolio Manager, Heritage
                                            Technology Fund

                                     [CHART]

                         Growth of a $10,000 investment
           since inception of Heritage Series Trust - Technology Fund
                   Class A, B, & C Shares on November 18, 1999


          Heritage Series Trust-   Heritage Series Trust-      Heritage Series Trust -
              Technology Fund          Technology Fund             Technology Fund Class      *Goldman Sachs
               Class A Shares           Class B Shares              Class C Shares            Technology Index
                   $4,782                   $4,793                      $4,900                     $4,565
Nov-99              9,525                   10,000                      10,000                     10,000
Jan-00             11,171                   11,596                      11,691                     11,093
Apr-00             11,630                   12,170                      12,068                     12,494
Jul-00             12,577                   13,143                      13,027                     11,903
Oct-00             11,617                   12,114                      12,006                     10,421
Jan-01              8,714                    8,992                       8,989                      8,552
Apr-01              6,762                    6,911                       6,963                      6,339
Jul-01              6,200                    6,281                       6,370                      5,668
Oct-01              4,782                    4,793                       4,900                      4,565

                             Average Annual Total Returns*
                                 A Shares    B Shares   C Shares
                   1 Year:        (60.79)%   (60.85)%   (59.19)%
                   Life of Class: (31.45)%   (31.38)%   (30.60)%

Past performance is not predictive of future performance.

* Average annual returns for Heritage Series Trust - Technology Fund Class A, B and C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A Shares, a contingent deferred sales charge for Class B Shares (4% for the one year period and 3% for the life of Class B Shares) and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $4,941. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 27, 2001

Dear Fellow Shareholders:

   In the aftermath of the horrific loss of life and property from the September 11 terrorist attack, the U.S. equity market fell sharply. For the quarter ended September 30, some of the major stock indices recorded their steepest losses in over a decade. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") plunged 14.7%, the NASDAQ composite cratered 30.6%, and our benchmark composite index--the Russell 1000 Value Index (the "Russell Value Index"), swooned 11.0% for the quarter.

   The Heritage Series Trust - Value Equity Fund's (the "Fund") large-cap equity portfolio underperformed the Russell Value Index in the quarter as the panic selling that followed the September 17 reopening of the stock market took a heavy toll on several of our core holdings. However, despite the underperformance in the September quarter the Fund's Class A shares slightly outperformed the Russell Value Index for the fiscal year ended October 31, 2001, down 11.57%* versus a decline of 11.86% for the Russell Value Index and a steeper decline of 24.90% for the S&P 500 Index.

   We believe that the economic recovery that we had envisioned late this year or early next year has been sidetracked by recent events. While we thought that additional disappointing financial news would likely have a negative effect on the stock market, the impact of the September tragedies could not be anticipated. Typically, the stock market leads economic recoveries by some three to six months and many of the Fund's portfolio shifts we began last quarter are in place, but the benefits are likely to take somewhat longer than we initially thought.

   Our performance was negatively impacted at the tail end of our fiscal year by the severe decline in cyclical and technology-oriented stocks as it became apparent that the economy was headed for an extended period of contraction, due at least in part to the events of September 11. However, we expect these stocks to be market leaders once the cloud over the economy is lifted and investors have more comfort in an eventual recovery.

   As we expect the economy to be led back by the consumer, we purchased Jones Apparel Group, a designer and marketer primarily of women's wear, shoes, and accessories. It is one of the most dominant companies in the women's apparel arena due to its strong product pipeline and cross selling opportunities. Also, its huge purchasing power gives it a competitive edge over its smaller peers. The stock's sharp decline due to an earnings disappointment brought valuations to a level that we believe was very attractive based upon the company's strong position in its market niche and the likelihood that it would be a major beneficiary of an economic recovery.

   Fleet Boston Financial was sold during the summer when it appeared that South America generally, and Argentina in particular, would experience debt and currency problems. Although Fleet has been doing business there for many years and has been able to grow earnings at a double-digit rate, we believe that investors would be unwilling to give them the benefit of the doubt should Argentina have to devalue its currency, and the stock would be punished. Furthermore, with loan growth slowing and credit issues becoming more critical for the regional banks it made sense to reduce our exposure to this industry.

   Honeywell was purchased after the European Union blocked its acquisition by General Electric. The stock price decline, we believe, offered us an opportunity to purchase Honeywell stock below its intrinsic valuation based on GE's offer and United Technology's previous valuation of the company. In a recent change in management, Lawrence Bossidy, the well-regarded former CEO of Allied Signal took over as CEO of Honeywell and is moving ahead with plans to consolidate Allied and Honeywell by rationalizing operations and improving profitability. Also, we purchased Emerson Electric, a leading manufacturer of electrical and electronic products and systems for both commercial and industrial markets. Management announced that earnings would be below year ago levels for the first time in 43 years because of the weak economic environment, noting in particular a dramatic slowdown in its telecommunications and computer groups. Management refused to sacrifice future sales

--------
*Calculated without the imposition of front-end sales charges.

and earnings growth by scaling back its capital expenditure and research and development programs in order to keep its current earnings streak alive. Thus, we project future earnings growth in the 11-13% range, which we believe bodes well for long term investors.

   We purchased WorldCom, a company that has seen its stock ravaged because of the expected ongoing decline in long distance revenues. However, we believe that its focus on commercial markets rather than the consumer market should help offset some of the loss in long distance and its emphasis on the fast growing high speed data business should begin to be better recognized as we enter 2002. We believe that the underlying value of its network and customer base is being overlooked by investors at this time, but much like AT&T, it is likely to attract suitors once the shakeout in the industry has stabilized.

   Five stocks met our price targets and were sold, American General, ConAgra, Genuine Parts, Newell Rubbermaid, and SBC Communications. In addition, we sold Williams Communications Group following its spin out from Williams Companies and Constellation Energy due to better prospects.

   We believe that many companies are treating this year as a "throw away year" regarding earnings as corporate managers clear the decks for next year's performance. Our valuations are primarily based on 2002 earnings potential and beyond. The continued decline in the stock market and the stock prices of some of the best quality companies is allowing us to focus on the cream of the crop. We continue to research these companies and will adjust our portfolio accordingly in the months ahead.

   We trust that our fellow shareholders are encouraged with our results as we conclude our second full year of operations as the subadvisor for the Fund. We continue to follow our strict investment process and discipline. The Fund's portfolio, in our opinion, is well positioned to take advantage of the market recovery that we envision once an economic recovery appears to be on the horizon.

                                          Sincerely,

                                          /s/ Russell S. Tompkins
                                          Russell S. Tompkins
                                          Managing Partner
                                          Chief Operating Officer
                                          Osprey Partners Investment
                                            Management, LLC
                                          Portfolio Manager, Value Equity Fund

                                            /s/ Jerome D. Fischer
                                          Jerome D. Fischer
                                          Managing Partner
                                          Director of Equity Research
                                          Osprey Partners Investment
                                            Management, LLC
                                          Portfolio Manager, Value Equity Fund

                                    [CHART]

      Growth of a $10,000 investment since the approval of Osprey Partners as subadvisor of Heritage Series Trust - Value Equity Fund
                          Class A Shares on May 18, 1999

          Heritage       Standard
          Series         & Poor's
          Trust -        500            Russell
          Value          Composite      1000
          Equity         Price          Value
          Fund           Index          Index
          $9,721         $8,153         $8,939

May-99    $9,525        $10,000        $10,000
          $9,308         $9,724         $9,792
          $9,407        $10,263        $10,076
Jul-99    $9,208         $9,943         $9,781
          $8,858         $9,893         $9,418
          $8,332         $9,622         $9,089
Oct-99    $9,548        $10,231         $9,612
          $9,782        $10,439         $9,537
         $10,081        $11,054         $9,583
Jan-00    $9,603        $10,499         $9,271
          $8,938        $10,300         $8,582
         $10,242        $11,308         $9,629
Apr-00   $10,258        $10,967         $9,517
         $10,751        $10,743         $9,617
          $9,909        $11,008         $9,178
Jul-00    $9,893        $10,836         $9,292
         $10,499        $11,509         $9,809
         $10,344        $10,902         $9,899
Oct-00   $10,993        $10,586        $10,143
         $10,671        $10,000         $9,766
         $11,478        $10,049        $10,256
Jan-01   $11,953        $10,406        $10,295
         $11,667         $9,457        $10,008
         $11,123         $8,857         $9,655
Apr-01   $11,810         $9,546        $10,128
         $11,947         $9,610        $10,356
         $11,449         $9,376        $10,126
Jul-01   $11,289         $9,284        $10,105
         $10,883         $8,703         $9,700
          $9,716         $8,000         $9,017
Oct-01    $9,721         $8,153         $8,939

Average Annual Total Returns*
Class A Shares Since
May 18, 1999:   (1.15)%

Past performance is not predictive of future performance.



                                    [CHART]

                         Growth of a $10,000 investment
          since inception of Heritage Series Trust - Value Equity Fund
                      Class A Shares on December 30, 1994

            Heritage Series Trust -       Standard & Poor's 500         Russell 2000
              Value Equity Fund        Composite Stock Price Index      Value Index
Dec 94             $9,525                       $10,000                   $10,000
                   $9,645                       $10,259                   $10,308
Apr 95            $10,591                       $11,296                   $11,296
                  $11,671                       $12,419                   $12,347
Oct 95            $11,998                       $12,929                   $12,845
                  $13,223                       $14,225                   $14,266
Apr 96            $13,595                       $14,710                   $14,675
                  $12,733                       $14,478                   $14,308
Oct-96            $13,989                       $16,047                   $15,894
                  $15,561                       $17,975                   $17,645
Apr-97            $15,754                       $18,409                   $17,986
                  $18,587                       $22,029                   $21,295
Oct-97            $18,001                       $21,201                   $21,169
                  $18,360                       $22,812                   $22,429
Apr-98            $19,773                       $25,969                   $25,572
                  $17,780                       $26,278                   $25,066
Oct-98            $17,368                       $25,865                   $24,308
                  $17,820                       $30,226                   $26,516
Apr-99            $19,842                       $31,638                   $29,175
                  $19,273                       $31,587                   $28,823
Oct-99            $17,411                       $32,503                   $28,325
                  $17,512                       $33,352                   $27,319
Apr-00            $18,705                       $34,839                   $28,046
                  $18,040                       $34,418                   $27,384
Oct-00            $20,046                       $34,479                   $29,890
                  $21,797                       $33,049                   $30,338
Apr-01            $21,536                       $30,315                   $29,847
                  $20,587                       $29,485                   $29,778
Oct-01            $17,728                       $25,891                   $26,343

                         Average Annual Total Returns*
                         1 Year:               (15.77)%
                         5 Year:                 3.83%
                         Life of Class A Shares: 8.73%

Past performance is not predictive of future performance.

* Average annual returns for Heritage Series Trust - Value Equity Fund Class A Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% and reinvestment of dividends. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                    [CHART]

                         Growth of a $10,000 investment
          since inception of Heritage Series Trust - Value Equity Fund
                       Class B Shares on January 2, 1998

                                  *Standard
                    Heritage     & Poor's 500
                  Series Trust    Composite
                 -Value Equity   Stock Price     Russell 1000
                  Fund $9,030   Index $11,484   Index $11,839

        Jan-98      10,000         10,000          10,000
                     9,913         10,111          10,080
        Apr-98      10,658         11,519          11,493
        Jul-98       9,566         11,656          11,265
        Oct-98       9,332         11,473          10,925
        Jan-99       9,552         13,407          11,917
        Apr-99      10,621         14,034          13,112
        Jul-99      10,292         14,011          12,954
        Oct-99       9,279         14,417          12,730
        Jan-00       9,316         14,794          12,278
        Apr-00       9,931         15,454          12,605
        Jul-00       9,563         15,267          12,307
        Oct-00      10,604         15,294          13,433
        Aug-00      11,434         14,659          13,635
        Apr-01      11,189         13,447          13,414
        Sep-00      10,596         13,079          13,383
        Oct-01       9,030         11,484          11,839

                          Average Annual Total Return*
                        1 Year:                (15.72)%
                        Life of Class B Shares: (2.63)%

           Past performance is not predictive of future performance.

                                     [CHART]

                         Growth of a $10,000 investment
          since inception of Heritage Series Trust - Value Equity Fund
                        Class C Shares on April 3, 1995

                                 Standard & Poor's 500
         Heritage Series Trust      Composite Stock      Russell 1000
           -Value Equity Fund         Price Index         Value Index
                $16,562                 $23,594            $24,044

Apr-95          $10,000                 $10,000            $10,000
                $10,413                 $10,294            $10,310
                $11,434                 $11,317            $11,269
Oct-95          $11,735                 $11,782            $11,724
                $12,903                 $12,963            $13,021
Apr-96          $13,241                 $13,405            $13,394
                $12,382                 $13,193            $13,059
Oct-96          $13,572                 $14,623            $14,507
                $15,073                 $16,380            $16,105
Apr-97          $15,240                 $16,776            $16,416
                $17,945                 $20,074            $19,436
Oct-97          $17,345                 $19,320            $19,322
                $17,648                 $20,788            $20,471
Apr-98          $18,974                 $23,665            $23,340
                $17,031                 $23,947            $22,878
Oct-98          $16,604                 $23,571            $22,186
                $16,996                 $27,545            $24,202
Apr-99          $18,897                 $28,831            $26,628
                $18,321                 $28,785            $26,307
Oct-99          $16,518                 $29,620            $25,852
                $16,584                 $30,393            $24,935
Apr-00          $17,679                 $31,748            $25,598
                $17,024                 $31,364            $24,994
Oct-00          $18,878                 $31,420            $27,281
                $20,482                 $30,117            $27,690
Apr-01          $20,204                 $27,626            $27,241
                $19,281                 $26,869            $27,179
Oct-01          $16,562                 $23,594            $24,044


                          Average Annual Total Return*
                        1 Year: (12.26)%   5 Year: 4.06%
                         Life of Class C Shares: 7.97%

           Past performance is not predictive of future performance.

* Average annual returns for Heritage Series Trust - Value Equity Fund Class B and C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes a contingent deferred sales charge for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends for Class B and C Shares. If Class B Shares were still held at the end of the period, the value would be $9,309. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

--------------------------------------------------------------------------------
                Heritage Series Trust - Aggressive Growth Fund
                             Investment Portfolio
                               October 31, 2001
--------------------------------------------------------------------------------


                                             Market
 Shares                                      Value
 ------                                    ----------
Common Stocks--95.3% (a)
------------------------
 Advertising--0.1%
 -----------------
 800,000  Telespectrum Worldwide Inc.*.... $   60,000
                                           ----------
 Aerospace/Defense--5.0%
 -----------------------
  35,000  Alliant Techsystems, Inc.*......  3,054,100
  68,000  Allied Research Corporation*....  1,081,200
                                           ----------
                                            4,135,300
                                           ----------
 Apparel--2.0%
 -------------
  60,000  Coach, Inc.*....................  1,674,000
                                           ----------
 Biotechnology--0.3%
 -------------------
  30,000  Collateral Therapeutics, Inc.*..    232,800
                                           ----------
 Broadcasting--2.3%
 ------------------
 140,000  Emmis Communications, Class "A"*  1,897,000
                                           ----------
 Chemicals--0.3%
 ---------------
  49,969  Methanex Corporation*...........    251,844
                                           ----------
 Commercial Services--4.9%
 -------------------------
 240,000  Cendant Corporation*............  3,110,400
  25,000  Moody's Corporation.............    868,000
 240,000  ProSoft I-Net Solutions, Inc.*..    105,600
                                           ----------
                                            4,084,000
                                           ----------
 Communication Semiconductors--0.8%
 ----------------------------------
  35,000  Triquint Semiconductor, Inc.*...    618,800
                                           ----------
 Computers--5.7%
 ---------------
 630,000  Cray Inc.*......................  1,669,500
  25,000  The Bisys Group, Inc.*..........  1,300,500
  45,000  Tier Technologies, Inc*.........    720,000
  50,000  Tripos, Inc.*...................    984,500
                                           ----------
                                            4,674,500
                                           ----------
 Electric--1.2%
 --------------
  40,000  Calpine Corporation*............    990,000
                                           ----------
 Electronics--9.8%
 -----------------
 135,000  Coherent, Inc.*.................  3,577,500
  25,000  Dionex Corporation*.............    600,000
  70,000  Gentex Corporation*.............  1,666,000
  30,000  Rockford Corporation*...........    195,000
  80,000  Varian, Inc.*...................  2,027,200
                                           ----------
                                            8,065,700
                                           ----------

                                                           Market
             Shares                                        Value
             ------                                      ----------
            Common Stocks (continued)
            -------------------------
             Entertainment--9.1%
             -------------------
             200,000  Alliance Gaming Corporation*......  3,960,000
             220,000  Lions Gate Entertainment
                       Corporation*.....................    530,200
             245,000  Shuffle Master, Inc.*.............  3,067,400
                                                         ----------
                                                          7,557,600
                                                         ----------
             Healthcare Products--11.6%
             --------------------------
              70,000  American Medical Systems Holdings,
                       Inc.*............................  1,330,000
              50,000  Dentsply International Inc........  2,249,500
             182,500  Lumenis Ltd.*.....................  3,631,750
              60,000  Patterson Dental Company*.........  2,280,000
                                                         ----------
                                                          9,491,250
                                                         ----------
             Healthcare Services--2.6%
             -------------------------
              20,000  American Healthways, Inc.*........    811,600
              50,000  Lincare Holdings, Inc.*...........  1,285,000
                                                         ----------
                                                          2,096,600
                                                         ----------
             Home Furnishings--1.5%
             ----------------------
             165,000  Applica Inc.......................  1,221,000
                                                         ----------
             Insurance--3.5%
             ---------------
              51,000  AMBAC Financial Group, Inc........  2,448,000
               8,900  Principal Financial Group*........    200,250
               9,000  Willis Group Holdings Ltd.*.......    209,610
                                                         ----------
                                                          2,857,860
                                                         ----------
             Internet--0.9%
             --------------
              25,000  Check Point Software Technologies
                       Ltd.*............................    738,000
                                                         ----------
             Leisure Time--9.3%
             ------------------
             320,000  Multimedia Games, Inc.*...........  7,616,000
                                                         ----------
             Lodging--2.3%
             -------------
             181,000  MTR Gaming Group, Inc.*...........  1,918,600
                                                         ----------
             Memory & Commodity Semiconductors--0.7%
             ---------------------------------------
              30,000  Cypress Semiconductor Corporation*    592,500
                                                         ----------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                Heritage Series Trust - Aggressive Growth Fund
                             Investment Portfolio
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                           Market
             Shares                                       Value
             ------                                      ----------
            Common Stocks (continued)
            -------------------------
             Oil & Gas--1.3%
             ---------------
              25,000  Spinnaker Exploration Company*.... $1,097,000
                                                         ----------
             Oil & Gas Services--1.7%
             ------------------------
              38,200  Oceaneering International Inc.*...    744,900
              40,000  Veritas DGC Inc.*.................    614,400
                                                         ----------
                                                          1,359,300
                                                         ----------
             Pharmaceuticals--1.9%
             ---------------------
              25,000  Abgenix, Inc.*....................    744,750
               7,500  Barr Laboratories, Inc.*..........    546,000
              15,000  Biopure Corporation*..............    300,150
                                                         ----------
                                                          1,590,900
                                                         ----------
             Real Estate--0.6%
             -----------------
              18,500  LNR Property Corporation..........    509,675
                                                         ----------
             Retail--5.8%
             ------------
             100,000  Genesco Inc.*.....................  1,825,000
             102,200  Main Street & Main, Inc.*.........    529,907
             175,000  Office Depot, Inc.*...............  2,380,000
                                                         ----------
                                                          4,734,907
                                                         ----------
             Semiconductor Equipment--0.5%
             -----------------------------
              35,000  Mykrolis Corporation*.............    371,000
                                                         ----------
             Software--4.1%
             --------------
             114,000  Datastream Systems, Inc.*.........    359,100
             175,000  Eclipsys Corporation*.............  2,185,750
             575,000  INSpire Insurance Solutions, Inc.*    207,000
              10,000  Microsoft Corporation*............    581,500
                                                         ----------
                                                          3,333,350
                                                         ----------

                                                             Market
          Shares                                            Value
          ------                                          ------------
         Common Stocks (continued)
         -------------------------
          Telecommunications--5.5%
          ------------------------
          120,000        Aeroflex, Inc.*.................    1,760,400
          100,000        EMS Technologies Inc*...........    1,685,000
          130,000        Enterasys Networks, Inc.*.......    1,034,800
                                                          ------------
                                                             4,480,200
                                                          ------------
         Total Common Stocks (cost $73,416,911)..........   78,249,686
                                                          ------------
         Repurchase Agreement -- 6.5% (a)
         --------------------------------
         Repurchase Agreement with State Street Bank and
         Trust Company, dated October 31, 2001 @ 2.45%
         to be repurchased at $5,316,362 on November 1,
         2001, collateralized by $4,760,000 United States
         Treasury Bonds, 6.25% due August 15, 2023,
         (market value $5,557,817 including interest)
         (cost $5,316,000)...............................    5,316,000
                                                          ------------
         Total Investment Portfolio
           (cost $78,732,911) (b), 101.8% (a)..........    83,565,686
         Other Assets and Liabilities, net, (1.8%) (a)...   (1,438,786)
                                                          ------------
         Net Assets, 100.0%.............................. $ 82,126,900
                                                          ============

--------
*  Non-income producing security.
(a)Percentages indicated are based on net assets.
(b)The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $4,832,775 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $11,707,850 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $6,875,075.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         Heritage Series Trust - Eagle International Equity Portfolio
                             Investment Portfolio
                               October 31, 2001
--------------------------------------------------------------------------------


                                                           Market
              Shares                                       Value
              ------                                       -----
             Common Stocks--90.6% (a)
             ------------------------
              Australia--2.6%
              ---------------
               90,000  Woodside Petroleum Ltd........... $  626,639
                                                         ----------
              Belgium--2.1%
              -------------
              110,000  Alcatel SA*......................    521,737
                                                         ----------
              France--3.3%
              ------------
               10,938  Aventis SA.......................    804,271
                                                         ----------
              Germany--5.4%
              -------------
               30,847  IM Internationalmedia AG*........    560,456
                2,849  Muenchener Rueckversicherungs
                    AG..................................    752,103
                                                         ----------
                                                          1,312,559
                                                         ----------
              Hong Kong--2.5%
              ---------------
              200,000  China Mobile Ltd.*...............    606,410
                                                         ----------
              Italy--11.2%
              ------------
               99,472  Autostrade Concessioni e
                    Costruzioni Autostrade SPA..........    624,501
               61,749  ENI-Ente Nazionale Idrocarburi
                    SPA.................................    773,118
               50,493  Riunione Adriatica di Sicurta SPA    605,394
              150,254  Telecom Italia SPA...............    727,085
                                                         ----------
                                                          2,730,098
                                                         ----------
              Japan--21.0%
              ------------
               15,000  Canon Inc........................    435,758
               30,000  Credit Saison Company, Ltd.......    717,288
               40,000  Denso Corporation................    574,483
               17,000  Fuji Photo Film Company, Ltd.....    560,447
               38,000  Nomura Securities Company, Ltd...    499,245
                   19  NTT Docomo Inc...................    257,375
               60,000  Shiseido Company, Ltd............    592,925
               42,000  Terumo Corporation...............    694,031
               26,000  Yamanouchi Pharmaceutical
                    Company Ltd.........................    770,166
                                                         ----------
                                                          5,101,718
                                                         ----------
              Mexico--2.8%
              ------------
               45,000  America Movil SA, Series "L"*....    675,000
                                                         ----------
              Netherlands--9.3%
              -----------------
               22,473  ING Groep NV.....................    559,909
               22,928  Koninklijke Ahold NV.............    644,662
               35,805  Ordina NV........................    347,812
               35,955  TNT Post Group NV................    702,419
                                                         ----------
                                                          2,254,802
                                                         ----------
              Portugal--0.5%
              --------------
               14,688  Portugal Telecom SGPS SA*........    116,258
                                                         ----------

                                                                        Market
 Shares                                                                 Value
 ------                                                                 -----
Common Stocks (continued)
-------------------------
 South Korea--2.6%
 -----------------
  30,000  Korea Telecom Corporation,
       Sponsored ADR.................................................     625,200
                                                                      -----------
 Spain--1.0%
 -----------
  16,223  Union Fenosa SA............................................     240,910
                                                                      -----------
 Switzerland--4.3%
 -----------------
   2,850  Nestle SA..................................................     590,809
     690  Synthes-Stratec Inc........................................     452,321
                                                                      -----------
                                                                        1,043,130
                                                                      -----------
 U.K.--22.0%
 -----------
  84,000  3i Group PLC...............................................     905,439
  95,000  Gallaher Group PLC*........................................     641,731
  29,984  GlaxoSmithKline PLC........................................     805,819
  64,000  HSBC Holdings PLC..........................................     700,550
  63,000  Lloyds TSB Group PLC.......................................     635,150
  67,000  Shell Transport & Trading Company,
       PLC...........................................................     501,254
 494,333  Vodafone Group PLC.........................................   1,141,808
                                                                      -----------
                                                                        5,331,751
                                                                      -----------
 Total Common Stocks (cost $24,405,849)..............................  21,990,483
                                                                      -----------
Repurchase Agreement--2.7% (a)
------------------------------
Repurchase Agreement with State Street Bank and
Trust Company, dated October 31, 2001
@ 2.45% to be repurchased at $662,045 on
November 1, 2001, collateralized by $685,000
United States Treasury Bills, due April 25, 2002,
(market value $678,607 including interest)
(cost $662,000)......................................................     662,000
                                                                      -----------
Total Investment Portfolio
 (cost $25,067,849) (b), 93.3% (a) . . . . . . . . . . . ............  22,652,483
Other Assets and Liabilities, net, 6.7% (a). . . . . ................   1,626,788
                                                                      -----------
Net Assets, 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . $24,279,271
                                                                      ===========

--------
*  Non-income producing security.
(a)Percentages indicated are based on net assets.
(b)The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $2,415,366 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $666,752 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,082,118.
ADR-- American Depository Receipt.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         Heritage Series Trust - Eagle International Equity Portfolio
                             Investment Portfolio
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                  Market    % of Net
Industry Diversification          Value      Assets
------------------------        ----------- --------
Common Stocks
   Agriculture................. $   641,735   2.6%
   Auto Parts & Equipment......     574,484   2.4%
   Banks.......................   1,335,697   5.5%
   Broadcasting................     560,455   2.3%
   Commercial Services.........     624,505   2.6%
   Cosmetics/Personal Care.....     592,926   2.4%
   Electric....................     240,910   1.0%
   Financial Services..........   1,564,345   6.4%
   Food........................   1,235,471   5.1%
   Healthcare Products.........   1,146,350   4.7%
   Insurance...................   1,917,409   7.9%
   Investment Companies........     521,741   2.1%
   Miscellaneous Manufacturer..     560,448   2.3%
   Office/Business Equipment...     435,759   1.8%
   Oil & Gas...................   1,901,013   7.8%
   Pharmaceuticals.............   2,380,258   9.9%
   Telecommunications..........   4,149,124  17.2%
   Transportation..............     702,417   2.9%
   Venture Capital.............     905,436   3.7%
Repurchase Agreement...........     662,000   2.7%
                                -----------  -----
Total Investments.............. $22,652,483  93.3%
                                ===========  =====

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  Heritage Series Trust - Growth Equity Fund
                             Investment Portfolio
                               October 31, 2001
--------------------------------------------------------------------------------

                                                Market
 Shares                                        Value
 ------                                       -----------
Common Stocks--98.0% (a)
------------------------
 Aerospace/Defense--0.4%
 -----------------------
  28,000  Raytheon Company................... $   903,000
                                              -----------
 Agriculture--1.8%
 -----------------
  88,700  Philip Morris Companies, Inc.......   4,151,160
                                              -----------
 Analog Semiconductors--1.2%
 ---------------------------
 123,800  Agere Systems Inc.*................     569,480
  79,400  National Semiconductor Corporation*   2,062,812
                                              -----------
                                                2,632,292
                                              -----------
 Beverages--5.1%
 ---------------
  30,750  Adolph Coors Company, Class "B"....   1,529,812
 171,500  Anheuser-Busch Companies, Inc......   7,144,690
  57,800  The Coca-Cola Company..............   2,767,464
                                              -----------
                                               11,441,966
                                              -----------
 Biotechnology--0.6%
 -------------------
  29,000  Amgen Inc.*........................   1,647,780
                                              -----------
 Broadcasting--4.8%
 ------------------
  75,550  Clear Channel Communications, Inc.*   2,879,966
 139,800  Comcast Corporation, Class "A".....   5,010,432
 243,500  Liberty Media Corporation,
           Class "A"*........................   2,846,515
                                              -----------
                                               10,736,913
                                              -----------
 Commercial Services--0.2%
 -------------------------
  26,300  Alliance Data Systems Corporation*.     420,800
                                              -----------
 Communication Semiconductors--1.2%
 ----------------------------------
  81,600  Broadcom Corporation, Class "A"*...   2,807,856
                                              -----------
 Computers--3.3%
 ---------------
 220,800  Compaq Computer Corporation........   1,932,000
  99,750  Dell Computer Corporation*.........   2,392,005
 117,300  EMC Corporation....................   1,445,136
  79,900  Sun Microsystems, Inc.*............     810,985
  26,700  Veritas Software Corporation*......     757,746
                                              -----------
                                                7,337,872
                                              -----------
 Cosmetics/Personal Care--0.8%
 -----------------------------
  22,900  Procter & Gamble Company...........   1,689,562
                                              -----------
 Diversified Manufacturer--3.0%
 ------------------------------
 183,900  General Electric Company...........   6,695,799
                                              -----------

                                                           Market
             Shares                                       Value
             ------                                      ----------
            Common Stocks (continued)
            -------------------------
             Electronics--0.9%
             -----------------
              30,900  Applied Biosystems Group--Applera
                       Corporation......................    901,662
              12,100  Celestica, Inc.*..................    415,272
              34,200  Flextronics International Ltd.*...    680,580
                                                         ----------
                                                          1,997,514
                                                         ----------
             Financial Services--10.2%
             -------------------------
              61,900  American Express Company..........  1,821,717
             145,533  Citigroup Inc.....................  6,624,662
              91,800  Freddie Mac.......................  6,225,876
              47,700  Goldman Sachs Group, Inc..........  3,728,232
              74,400  Lehman Brothers Holdings, Inc.....  4,647,024
                                                         ----------
                                                         23,047,511
                                                         ----------
             Food--0.7%
             ----------
              67,900  Kroger Company....................  1,660,834
                                                         ----------
             Healthcare Products--4.0%
             -------------------------
              30,800  Baxter International, Inc.........  1,489,796
              76,700  Johnson & Johnson.................  4,441,697
              74,100  Medtronic, Inc....................  2,986,230
                                                         ----------
                                                          8,917,723
                                                         ----------
             Insurance--3.1%
             ---------------
              63,987  American International Group, Inc.  5,029,378
              37,700  Aon Corporation...................  1,434,108
              26,600  Principal Financial Group*........    598,500
                                                         ----------
                                                          7,061,986
                                                         ----------
             Internet--0.6%
             --------------
              32,950  VeriSign, Inc.*...................  1,275,494
                                                         ----------
             Lodging--0.9%
             -------------
              71,400  Harrah's Entertainment, Inc.*.....  2,079,882
                                                         ----------
             Logic Semiconductors--5.2%
             --------------------------
              52,550  Altera Corporation*...............  1,061,510
             192,500  Intel Corporation.................  4,700,850
             103,300  LSI Logic Corporation*............  1,750,935
             149,550  Texas Instruments Inc.............  4,185,904
                                                         ----------
                                                         11,699,199
                                                         ----------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  Heritage Series Trust - Growth Equity Fund
                             Investment Portfolio
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                            Market
           Shares                                          Value
           ------                                         -----------
          Common Stocks (continued)
          -------------------------
           Memory & Commodity Semiconductors--2.1%
           ---------------------------------------
            49,000  Cypress Semiconductor Corporation*... $   967,750
            68,900  Micron Technology, Inc...............   1,568,164
           103,850  Taiwan Semiconductor Manufacturing
                     Company, Sponsored ADR*.............   1,340,704
           146,000  United Microelectronics, Sponsored
                     ADR*................................     832,200
                                                          -----------
                                                            4,708,818
                                                          -----------
           Multimedia--4.4%
           ----------------
           102,450  AOL Time Warner Inc.*................   3,197,464
            39,800  Gannett Company......................   2,515,360
            97,050  Gemstar-TV Guide International,
                     Inc.*...............................   1,967,204
            58,100  Viacom, Inc. Class "B"*..............   2,121,231
                                                          -----------
                                                            9,801,259
                                                          -----------
           Oil & Gas--2.0%
           ---------------
            58,800  Ensco International Inc..............   1,164,240
            49,500  Exxon Mobil Corporation..............   1,952,775
            40,800  Global Marine Inc....................     656,880
            42,400  Ocean Energy, Inc....................     773,800
                                                          -----------
                                                            4,547,695
                                                          -----------
           Pharmaceuticals--17.4%
           ----------------------
            46,300  Abbott Laboratories..................   2,452,974
            72,200  American Home Products Corporation...   4,030,926
            13,300  Biovail Corporation*.................     628,558
            92,200  Bristol-Myers Squibb Company.........   4,928,090
            40,000  Eli Lilly & Company..................   3,060,000
            15,500  Forest Laboratories, Inc., Class "A"*   1,152,890
           112,500  Merck & Company, Inc.................   7,178,625
           214,950  Pfizer, Inc..........................   9,006,405
           167,400  Pharmacia Corporation................   6,783,048
                                                          -----------
                                                           39,221,516
                                                          -----------
           Retail--8.8%
           ------------
            47,400  Costco Wholesale Corporation.........   1,793,142
           170,350  Home Depot, Inc......................   6,512,480
            50,000  Lowe's Companies Inc.................   1,705,000
           103,100  The Limited, Inc.....................   1,149,565
           170,100  Wal-Mart Stores, Inc.................   8,743,140
                                                          -----------
                                                           19,903,327
                                                          -----------

                                                              Market
          Shares                                             Value
          ------                                           ------------
         Common Stocks (continued)
         -------------------------
          Semiconductor Equipment--1.1%
          -----------------------------
          113,500       Teradyne, Inc.*...................    2,616,176
                                                           ------------
          Software--7.3%
          --------------
          281,850       Microsoft Corporation*............   16,389,578
                                                           ------------
          Telecommunications--4.3%
          ------------------------
          242,700       ADC Telecommunications Inc.*......    1,104,285
          430,250       Cisco Systems, Inc.*..............    7,279,830
           25,000       QUALCOMM, Inc.*...................    1,228,000
                                                           ------------
                                                              9,612,115
                                                           ------------
          Transportation--2.6%
          --------------------
          113,400       United Parcel Service, Inc.,
                         Class "B"........................    5,783,400
                                                           ------------
         Total Common Stocks (cost $214,397,418)..........  220,789,027
                                                           ------------
         Repurchase Agreement--1.2% (a)
         ------------------------------
         Repurchase Agreement with State Street Bank and
         Trust Company, dated October 31, 2001 @ 2.45%
         to be repurchased at $2,601,177 on November 1,
         2001, collateralized by $2,680,000 United States
         Treasury Bills, due April 25, 2002, (market value
         $2,654,987 including interest) (cost $2,601,000).    2,601,000
                                                           ------------
         Total Investment Portfolio
           (cost $216,998,418) (b), 99.2% (a)...........   223,390,027
         Other Assets and Liabilities, net, 0.8% (a)......    1,821,474
                                                           ------------
         Net Assets, 100.0%............................... $225,211,501
                                                           ============

--------
*  Non-income producing security.
(a)Percentages indicated are based on net assets.
(b)The aggregate identified cost for federal income tax purposes $231,928,642. Market value includes net unrealized depreciation of $8,538,615 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $17,317,182 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $25,855,797.
ADR -- American Depository Receipt.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  Heritage Series Trust - Mid Cap Stock Fund
                             Investment Portfolio
                               October 31, 2001
--------------------------------------------------------------------------------

                                            Market
Shares                                      Value
------                                      -----
Common Stocks--93.9% (a)
------------------------
Aerospace/Defense--0.9%
-----------------------
 10,200 Alliant Techsystems, Inc.*....... $  890,052
                                          ----------
Banks--1.3%
-----------
 30,300 TCF Financial Corporation........  1,272,600
                                          ----------
Biotechnology--3.2%
-------------------
 61,000 Diversa Corporation*.............    708,820
 80,000 Embrex Inc.*.....................  1,290,200
 70,500 Serologicals Corporation*........  1,244,325
                                          ----------
                                           3,243,345
                                          ----------
Broadcasting--5.5%
------------------
 47,000 Cablevision Systems Corporation--
         Rainbow Media Group.............  1,003,450
 28,500 Comcast Corporation, Class "A"...  1,021,440
 90,000 Crown Media Holdings, Inc.*......    925,200
 45,500 Saga Communications Inc.,
         Class "A"*......................    910,000
 65,200 USA Networks, Inc.*..............  1,202,288
 20,000 Westwood One, Inc................    475,800
                                          ----------
                                           5,538,178
                                          ----------
Building Materials--1.1%
------------------------
 27,000 Martin Marietta Materials, Inc...  1,077,840
                                          ----------
Chemicals--0.9%
---------------
 27,000 Valspar Corporation..............    906,390
                                          ----------
Commercial Services--9.6%
-------------------------
 46,500 Arbitron Inc.....................  1,255,500
 56,000 Boron LePore & Associates, Inc.*.    719,600
 30,000 Education Management Corporation*  1,035,000
101,800 Euronet Worldwide, Inc.*.........  1,328,490
 30,000 H&R Block, Inc...................  1,022,400
 32,750 Iron Mountain Inc.*..............  1,278,888
 57,700 National Processing, Inc.*.......  1,508,855
 14,000 Valassis Communications, Inc.....    436,800
 61,900 Watson Wyatt & Company Holdings*.  1,091,916
                                          ----------
                                           9,677,449
                                          ----------
Computers--3.3%
---------------
 22,200 Synopsys, Inc.*..................  1,043,400
 19,500 The Bisys Group, Inc.*...........  1,014,390
 81,000 Tier Technologies, Inc*..........  1,296,000
                                          ----------
                                           3,353,790
                                          ----------

                                                         Market
              Shares                                     Value
              ------                                     -----
              Common Stocks (continued)
              -------------------------
              Distribution/Wholesale--1.0%
              ----------------------------
              43,500 SCP Pool Corporation*............. 1,010,940
                                                        ---------
              Diversified Manufacturer--1.7%
              ------------------------------
              35,300 Pentair Inc....................... 1,120,775
              28,000 Quixote Corporation...............   620,200
                                                        ---------
                                                        1,740,975
                                                        ---------
              Electronics--5.6%
              -----------------
              24,400 Amphenol Corporation Class "A"*... 1,087,020
              38,500 BEI Technologies..................   619,850
              40,500 Orbotech Ltd.*....................   873,180
              45,500 PerkinElmer, Inc.................. 1,224,405
              47,500 Tektronix, Inc....................   935,750
              48,500 Vishay Intertechnology, Inc.*.....   915,195
                                                        ---------
                                                        5,655,400
                                                        ---------
              Engineering & Construction--0.4%
              --------------------------------
              18,500 URS Corporation...................   414,400
                                                        ---------
              Entertainment--5.2%
              -------------------
              48,000 Argosy Gaming Company*............ 1,393,440
              43,000 GTECH Holdings Corporation*....... 1,715,700
              52,000 Penn National Gaming, Inc.*....... 1,064,960
              81,500 Shuffle Master, Inc.*............. 1,020,380
                                                        ---------
                                                        5,194,480
                                                        ---------
              Financial Services--0.5%
              ------------------------
               7,400 Affiliated Managers Group, Inc.*..   456,580
                                                        ---------
              Food--1.3%
              ----------
              27,500 Monterey Pasta Company*...........   201,300
              48,500 Pathmark Stores, Inc.*............ 1,143,630
                                                        ---------
                                                        1,344,930
                                                        ---------
              Healthcare Products--6.4%
              -------------------------
              81,900 American Medical Systems Holdings,
                      Inc.*............................ 1,556,100
              56,000 Apogent Technologies, Inc.*....... 1,311,520
              58,300 Kensey Nash Corporation*.......... 1,093,125
              35,000 Orthofix International NV*........ 1,123,500
              43,300 Sybron Dental Specialties, Inc.*..   887,650
               7,200 Varian Medical Systems Inc........   483,120
                                                        ---------
                                                        6,455,015
                                                        ---------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  Heritage Series Trust - Mid Cap Stock Fund
                             Investment Portfolio
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                         Market
              Shares                                     Value
              ------                                     -----
              Common Stocks (continued)
              -------------------------
              Healthcare Services--6.4%
              -------------------------
              43,000 Community Health Systems, Inc.*.. $ 1,075,000
              29,700 Horizon Health Corporation*......     377,190
              67,000 Lincare Holdings, Inc.*..........   1,721,900
              57,000 Manor Care Inc.*.................   1,331,520
              42,000 UNILAB Corporation*..............     994,560
              52,975 United Surgical Partners Inc.*...     953,550
                                                       -----------
                                                         6,453,720
                                                       -----------
              Home Builders--0.8%
              -------------------
              89,700 Modtech Holdings Inc.*...........     771,420
                                                       -----------
              Insurance--12.2%
              ----------------
              22,750 AMBAC Financial Group, Inc.......   1,092,000
              34,500 Brown & Brown, Inc...............   1,980,300
              75,000 CNA Surety Corporation...........   1,046,250
              25,700 Everest Re Group, Ltd............   1,718,045
              30,000 Mercury General Corporation......   1,303,500
              33,500 Protective Life Corporation......     922,925
              38,500 Radian Group Inc.................   1,303,995
              19,500 RenaissanceRe Holdings Ltd.......   1,881,360
              43,800 Willis Group Holdings Ltd.*......   1,020,102
                                                       -----------
                                                        12,268,477
                                                       -----------
              Leisure Time--1.5%
              ------------------
              62,500 Multimedia Games, Inc.*..........   1,487,500
                                                       -----------
              Machinery--1.0%
              ---------------
              51,200 Cognex Corporation*..............     971,776
                                                       -----------
              Machinery-Diversified--1.0%
              ---------------------------
              32,500 Graco Inc........................   1,056,250
                                                       -----------
              Multimedia--1.0%
              ----------------
              19,000 McGraw-Hill Companies, Inc.......     999,020
                                                       -----------
              Oil & Gas--1.1%
              ---------------
              27,000 Stone Energy Corporation*........   1,067,850
                                                       -----------
              Oil & Gas Services--1.2%
              ------------------------
              34,000 Core Laboratories N.V., Sponsored
                      ADR*............................     554,200
              25,000 Universal Compression Holdings,
                      Inc.*...........................     699,750
                                                       -----------
                                                         1,253,950
                                                       -----------

                                                          Market
             Shares                                       Value
             ------                                       -----
             Common Stocks (continued)
             -------------------------
             Pharmaceuticals--1.1%
             ---------------------
              18,500 Medicis Pharmaceutical*...........  1,067,265
                                                        ----------
             Printing & Publishing--2.3%
             ---------------------------
              60,000 Information Holdings Inc.*........  1,314,600
              51,000 John Wiley & Sons, Inc., Class "A"  1,030,200
                                                        ----------
                                                         2,344,800
                                                        ----------
             Retail--2.0%
             ------------
              20,200 BJ's Wholesale Club, Inc.*........  1,025,554
              33,000 Copart, Inc.*.....................    968,550
                                                        ----------
                                                         1,994,104
                                                        ----------
             Savings & Loans--1.4%
             ---------------------
              28,500 Golden West Financial Corporation.  1,385,100
                                                        ----------
             Semiconductor Equipment--1.2%
             -----------------------------
             115,000 Mykrolis Corporation*.............  1,219,000
                                                        ----------
             Software--7.4%
             --------------
              32,900 Advent Software, Inc.*............  1,268,953
              55,500 ANSYS, Inc.*......................  1,164,945
              23,500 Barra Inc.*.......................  1,086,875
              29,000 ChoicePoint, Inc.*................  1,240,620
              25,000 Intuit, Inc.*.....................  1,005,500
              22,500 National Instruments Corporation*.    648,225
              31,000 Renaissance Learning, Inc.*.......  1,014,010
                                                        ----------
                                                         7,429,128
                                                        ----------
             Telecommunications--4.4%
             ------------------------
              35,000 CenturyTel Inc....................  1,106,000
              53,000 Commonwealth Telephone
                      Enterprises Inc..................  2,269,990
              12,000 Telephone & Data Systems, Inc.....  1,054,800
                                                        ----------
                                                         4,430,790
                                                        ----------
             Total Common Stocks (cost $89,147,707).... 94,432,514
                                                        ----------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  Heritage Series Trust - Mid Cap Stock Fund
                             Investment Portfolio
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                           Market
                                                           Value
          -                                                -----
          Repurchase Agreement--6.5% (a)
          ------------------------------
          Repurchase Agreement with State Street
          Bank and Trust Company, dated
          October 31, 2001 @ 2.45% to be
          repurchased at $6,524,444 on
          November 1, 2001, collateralized by
          $6,725,000 United States Treasury Bills,
          due April 25, 2002, (market value
          $6,662,233 including interest)
          (cost $6,524,000)............................ $   6,524,000
                                                        -------------
          Total Investment Portfolio
           (cost $95,671,707) (b), 100.4% (a).........   100,956,514
          Other Assets and Liabilities, net, (0.4%) (a)      (382,152)
                                                        -------------
          Net Assets, 100.0%........................... $100,574,362...
                                                        =============

--------
*  Non-income producing security.
(a)Percentages indicated are based on net assets.
(b)The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $5,284,807 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $9,160,403 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,875,596.
ADR -- American Depository Receipt.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 Heritage Series Trust - Small Cap Stock Fund
                             Investment Portfolio
                               October 31, 2001
--------------------------------------------------------------------------------

                                             Market
 Shares                                      Value
 ------                                      -----
Common Stocks--95.3% (a)
------------------------
 Advertising--0.5%
 -----------------
 115,500  Penton Media Inc................ $  802,725
                                           ----------
 Analog Semiconductors--1.2%
 ---------------------------
  23,000  AstroPower, Inc.*...............    885,730
  80,000  Cirrus Logic, Inc.*.............    890,400
                                           ----------
                                            1,776,130
                                           ----------
 Banks--6.5%
 -----------
 110,900  Capital Crossing Bank*..........  2,218,000
  30,000  Colonial BancGroup, Inc.........    378,000
  68,500  Investors Financial Services
       Corporation........................  3,623,650
  85,000  North Fork Bancorporation.......  2,371,500
  80,500  TrustCo Bank Corporation NY.....    959,560
                                           ----------
                                            9,550,710
                                           ----------
 Beverages--1.5%
 ---------------
  55,000  Constellation Brands, Inc*......  2,257,200
                                           ----------
 Biotechnology--1.7%
 -------------------
  60,000  Collateral Therapeutics, Inc.*..    465,600
  41,000  CryoLife, Inc.*.................  1,344,800
  39,000  Serologicals Corporation*.......    688,350
                                           ----------
                                            2,498,750
                                           ----------
 Broadcasting--1.8%
 ------------------
  74,500  Emmis Communications, Class "A"*  1,009,475
 125,000  Mediacom Communications
       Corporation*.......................  1,677,500
                                           ----------
                                            2,686,975
                                           ----------
 Chemicals--2.2%
 ---------------
  25,000  OM Group, Inc...................  1,513,750
  80,000  Spartech Corporation............  1,640,000
                                           ----------
                                            3,153,750
                                           ----------

                                                           Market
             Shares                                        Value
             ------                                        -----
            Common Stocks (continued)
            -------------------------
             Commercial Services--12.8%
             --------------------------
              59,200  Alliance Data Systems Corporation*    947,200
             142,500  Hall Kinion & Associates Inc.*....    725,325
             215,000  Hooper Holmes, Inc................  1,472,750
             199,000  Interactive Data Corporation*.....  2,670,580
              60,000  Iron Mountain Inc.*...............  2,343,000
             104,900  Korn/Ferry International*.........    755,280
              74,700  NCO Group, Inc.*..................  1,221,345
              90,000  Spherion Corporation*.............    648,000
             104,800  StarTek, Inc.*....................  1,766,928
               9,100  Strayer Education, Inc............    436,891
             141,000  Teletech Holdings Inc.*...........  1,139,280
              50,000  Valassis Communications, Inc......  1,560,000
              90,000  Viad Corporation..................  1,755,000
              65,000  Wackenhut Corporation, Class "B"..  1,244,750
                                                         ----------
                                                         18,686,329
                                                         ----------
             Computers--0.9%
             ---------------
              49,300  FactSet Research Systems Inc......  1,220,175
                                                         ----------
             Distribution/Wholesale--4.2%
             ----------------------------
             143,700  Handleman Company.................  1,767,510
              71,000  Hughes Supply, Inc................  1,677,020
              99,000  United Stationers Inc.............  2,776,950
                                                         ----------
                                                          6,221,480
                                                         ----------
             Diversified Manufacturer--0.2%
             ------------------------------
               9,700  Aptargroup Inc....................    291,970
                                                         ----------
             Electric--1.6%
             --------------
              64,900  Allete............................  1,427,800
              61,500  Sierra Pacific Resources..........    892,365
                                                         ----------
                                                          2,320,165
                                                         ----------
             Electrical Components & Equipment--1.3%
             ---------------------------------------
              96,000  Belden Inc........................  1,920,960
                                                         ----------
             Electronics--4.8%
             -----------------
              75,000  Coherent, Inc.*...................  1,987,500
             161,500  Gentex Corporation*...............  3,843,700
              24,500  OYO Geospace Corporation*.........    361,375
              34,500  Varian, Inc.*.....................    874,230
                                                         ----------
                                                          7,066,805
                                                         ----------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 Heritage Series Trust - Small Cap Stock Fund
                             Investment Portfolio
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                 Market
 Shares                                          Value
 ------                                          -----
Common Stocks (continued)
-------------------------
 Entertainment--2.0%
 -------------------
  86,000  Alliance Gaming Corporation*........ $ 1,702,800
 100,000  Shuffle Master, Inc.*...............   1,252,000
                                               -----------
                                                 2,954,800
                                               -----------
 Environmental Control--0.3%
 ---------------------------
  62,500  IMCO Recycling, Inc.................     394,375
                                               -----------
 Financial Services--4.2%
 ------------------------
  68,000  Investment Technology Group Inc.....   4,379,880
 140,000  New Century Financial
       Corporation*...........................   1,589,000
 111,000  SoundView Technology Group,
       Inc.*..................................     223,110
                                               -----------
                                                 6,191,990
                                               -----------
 Food--2.2%
 ----------
  85,000  Corn Products International, Inc....   2,558,500
  74,400  Del Monte Foods Company*............     617,520
                                               -----------
                                                 3,176,020
                                               -----------
 Healthcare Products--7.1%
 -------------------------
  71,500  American Medical Systems
       Holdings, Inc.*........................   1,358,500
 123,456  Angiosonics, Inc. * (b).............      14,815
  45,000  CardioDynamics International
       Corporation*...........................     220,500
 100,000  Edwards Lifesciences Corporation*...   2,540,000
  80,000  Lumenis Ltd.*.......................   1,592,000
 296,200  Sola International Inc.*............   4,733,276
                                               -----------
                                                10,459,091
                                               -----------
 Healthcare Services--1.9%
 -------------------------
 160,000  Beverly Enterprises, Inc.*..........   1,198,400
  90,000  Horizon Health Corporation*.........   1,143,000
  19,700  UNILAB Corporation*.................     466,496
                                               -----------
                                                 2,807,896
                                               -----------
 Home Furnishings--1.4%
 ----------------------
 110,500  Applica Inc.........................     817,700
  87,700  Universal Electronics, Inc.*........   1,292,698
                                               -----------
                                                 2,110,398
                                               -----------
 Insurance--2.7%
 ---------------
  89,375  Annuity And Life Re (Holdings), Ltd.   2,077,075
 105,000  Presidential Life Corporation.......   1,828,050
                                               -----------
                                                 3,905,125
                                               -----------

                                                           Market
              Shares                                       Value
              ------                                       -----
             Common Stocks (continued)
             -------------------------
              Leisure Time--2.0%
              ------------------
              140,000  Callaway Golf Company............. 2,000,600
               39,500  Multimedia Games, Inc.*...........   940,100
                                                          ---------
                                                          2,940,700
                                                          ---------
              Machinery--3.4%
              ---------------
              124,000  Cognex Corporation*............... 2,353,520
              150,000  Joy Global Inc.*.................. 2,617,500
                                                          ---------
                                                          4,971,020
                                                          ---------
              Metal Fabricate/Hardware--1.1%
              ------------------------------
               88,000  Kaydon Corporation................ 1,663,200
                                                          ---------
              Miscellaneous Manufacturer--0.9%
              --------------------------------
              304,500  Concord Camera Corporation*....... 1,208,865
                                                          ---------
              Oil & Gas--2.2%
              ---------------
               94,000  Patterson-UTI Energy, Inc.*....... 1,693,880
               33,500  Spinnaker Exploration Company*.... 1,469,980
                                                          ---------
                                                          3,163,860
                                                          ---------
              Oil & Gas Services--0.2%
              ------------------------
               17,600  Veritas DGC Inc.*.................   270,336
                                                          ---------
              Pharmaceuticals--1.5%
              ---------------------
               29,500  Medicis Pharmaceutical*........... 1,701,855
               14,500  Priority Healthcare Corporation,
                    Class "B"*...........................   418,905
               44,444  SurVivaLink Corporation (b).......    55,555
                                                          ---------
                                                          2,176,315
                                                          ---------
              Printing & Publishing--3.8%
              ---------------------------
              198,200  John Wiley & Sons, Inc., Class "A" 4,003,640
               34,000  Scholastic Corporation*........... 1,519,800
                                                          ---------
                                                          5,523,440
                                                          ---------
              Retail--5.3%
              ------------
              228,000  Cash America International, Inc... 1,824,000
               43,500  Copart, Inc.*..................... 1,276,725
              102,100  Genesco Inc.*..................... 1,863,325
               50,000  MSC Industrial Direct Company,
                    Inc..................................   820,000
               95,000  Regis Corporation................. 2,019,700
                                                          ---------
                                                          7,803,750
                                                          ---------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 Heritage Series Trust - Small Cap Stock Fund
                             Investment Portfolio
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                          Market
             Shares                                       Value
             ------                                       -----
            Common Stocks (continued)
            -------------------------
             Savings & Loans--1.2%
             ---------------------
              43,000  BankAtlantic Bancorp, Inc....... $    348,300
              41,000  Commercial Federal Corporation..    1,023,360
              25,000  Waypoint Financial Corporation..      348,500
                                                       ------------
                                                          1,720,160
                                                       ------------
             Semiconductor Equipment--0.8%
             -----------------------------
              90,000  Axcelis Technologies, Inc.*.....    1,179,900
                                                       ------------
             Software--2.1%
             --------------
              40,000  Avid Technology, Inc.*..........      359,200
              28,500  Barra Inc.*.....................    1,318,125
              60,000  Datastream Systems, Inc.*.......      189,000
              72,000  Eclipsys Corporation*...........      899,280
              15,500  PDF Solutions, Inc.*............      258,075
                                                       ------------
                                                          3,023,680
                                                       ------------
             Telecommunications--5.5%
             ------------------------
              89,850  Aeroflex, Inc.*.................    1,318,100
              85,000  American Tower Corporation,
                   Class "A"..........................      936,700
              90,500  Commscope, Inc.*................    1,769,275
             120,000  EMS Technologies Inc*...........    2,022,000
             100,000  Plantronics, Inc.*..............    2,078,000
                                                       ------------
                                                          8,124,075
                                                       ------------
             Transportation--2.3%
             --------------------
             210,000  Kansas City Southern Industries,
                   Inc................................    2,625,000
              11,200  Landstar System, Inc.*..........      802,703
                                                       ------------
                                                          3,427,703
                                                       ------------
             Total Common Stocks (cost $127,394,426)..  139,650,823
                                                       ------------

          Principal                                         Market
           Amount                                           Value
           ------                                           -----
         Convertible Bonds--0.1% (a)
         ---------------------------
          Healthcare Products--0.1%
          -------------------------
           $1,000,000  Angeion Corporation,
                  7.5%, 04/15/03 (b).................... $    100,000
                                                         ------------
         Total Convertible Bonds (cost $1,000,000)......      100,000
                                                         ------------
         Total Investment Portfolio excluding repurchase
          agreement (cost $128,394,426).................  139,750,823
                                                         ------------
         Repurchase Agreement--6.7% (a)
         ------------------------------
         Repurchase Agreement with State Street Bank and
         Trust Company, dated October 31, 2001
         @ 2.45% to be repurchased at $9,826,669 on
         November 1, 2001, collateralized by $6,940,000
         United States Treasury Bonds, 8.875% due
         February 15, 2019, (market value $10,231,997
         including interest) (cost $9,826,000)..........    9,826,000
                                                         ------------
         Total Investment Portfolio
          (cost $138,220,426) (c), 102.1% (a)...........  149,576,823
         Other Assets and Liabilities, net, (2.1%) (a)..   (3,068,251)
                                                         ------------
         Net Assets, 100.0% . .......................... $146,508,572
                                                         ============

--------
*  Non-income producing security.
(a)Percentages indicated are based on net assets.
(b)Private placement and illiquid securities are fair valued according to procedures adopted by the Board of Trustees.
(c)The aggregate identified cost for federal income tax purposes is 141,937,744. Market value includes net unrealized appreciation of $7,639,079 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $27,345,862 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $19,706,783.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    Heritage Series Trust - Technology Fund
                             Investment Portfolio
                               October 31, 2001
--------------------------------------------------------------------------------

                                                           Market
             Shares                                        Value
             ------                                      ----------
             Common Stocks--98.4% (a)
             ------------------------
             Analog Semiconductors--7.1%
             ---------------------------
              25,000 Agere Systems Inc.*................ $  115,000
              12,500 Linear Technology Corporation......    485,000
              15,000 Maxim Integrated Products*.........    686,250
             165,000 Virata Corporation*................  1,976,700
                                                         ----------
                                                          3,262,950
                                                         ----------
             Commercial Services--0.8%
             -------------------------
              24,100 Alliance Data Systems Corporation*.    385,600
                                                         ----------
             Communication Semiconductors--4.4%
             ----------------------------------
              50,000 ANADIGICS, Inc.*...................    743,000
              27,500 Broadcom Corporation, Class "A"*...    946,275
              15,000 Marvell Technology Group Ltd.*.....    365,100
                                                         ----------
                                                          2,054,375
                                                         ----------
             Computers--6.4%
             ---------------
               4,500 Affiliated Computer Services Inc.*.    396,225
              22,500 Brocade Communications Systems
                      Inc.*.............................    552,375
              25,000 Compaq Computer Corporation........    218,750
              20,000 Electronic Data Systems Corporation  1,287,400
              90,000 Gateway Inc*.......................    508,500
                                                         ----------
                                                          2,963,250
                                                         ----------
             Electrical Components & Equipment--2.4%
             ---------------------------------------
              60,000 American Power Conversion
                      Corporation*......................    772,200
              43,200 Power-One, Inc.*...................    341,712
                                                         ----------
                                                          1,113,912
                                                         ----------
             Electronics--8.2%
             -----------------
              17,500 Celestica, Inc.*...................    600,600
              70,000 Flextronics International Ltd.*....  1,393,000
              10,000 Jabil Circuit, Inc.*...............    212,000
              69,400 Merix Corporation*.................  1,171,472
              20,000 Orbotech Ltd.*.....................    431,200
                                                         ----------
                                                          3,808,272
                                                         ----------
             Financial Services--1.3%
             ------------------------
              90,000 E*TRADE Group, Inc.*...............    587,700
                                                         ----------

                                                           Market
            Shares                                         Value
            ------                                        ---------
            Common Stocks (continued)
            -------------------------
            Internet--15.1%
            ---------------
             28,400 Braun Consulting, Inc.*..............   110,476
            100,000 CNET Networks, Inc.*.................   494,000
            162,800 DoubleClick Inc.*.................... 1,201,464
            218,850 E.piphany, Inc.*..................... 1,291,215
             80,000 Openwave Systems, Inc.*..............   618,400
             25,500 Sapient Corporation*.................   109,905
             20,000 Symantec Corporation*................ 1,099,800
            440,000 Vignette Corporation*................ 2,059,200
                                                          ---------
                                                          6,984,460
                                                          ---------
            Logic Semiconductors--5.1%
            --------------------------
             15,000 Intel Corporation....................   366,300
             43,200 Intersil Holding Corporation*........ 1,414,800
             20,000 Texas Instruments Inc................   559,800
                                                          ---------
                                                          2,340,900
                                                          ---------
            Memory & Commodity Semiconductors--8.9%
            ---------------------------------------
             45,000 Chartered Semiconductor, Sponsored
                     ADR*................................   880,200
             30,000 Fairchild Semiconductor International
                     Inc., Class "A"*....................   637,500
             14,000 International Rectifier Corporation*.   491,540
            115,000 Taiwan Semiconductor Manufacturing
                     Company, Sponsored ADR*............. 1,484,650
            112,000 United Microelectronics, Sponsored
                     ADR*................................   638,400
                                                          ---------
                                                          4,132,290
                                                          ---------
            Semiconductor Equipment--5.1%
            -----------------------------
             10,000 Kulicke & Soffa Industries*..........   151,700
             30,000 Lam Research Corporation*............   568,800
             30,000 Teradyne, Inc.*......................   691,500
             77,500 Therma-Wave, Inc.*...................   943,175
                                                          ---------
                                                          2,355,175
                                                          ---------
            Software--18.8%
            ---------------
             32,500 Intuit, Inc.*........................ 1,307,150
            100,000 Microsoft Corporation*............... 5,815,000
             14,800 PDF Solutions, Inc.*.................   246,420
            102,800 Roxio, Inc.*......................... 1,318,924
                                                          ---------
                                                          8,687,494
                                                          ---------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    Heritage Series Trust - Technology Fund
                             Investment Portfolio
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                                    Market
  Shares                                                            Value
  ------                                                          -----------
  Common Stocks (continued)
  -------------------------
  Telecommunications--14.8%
  -------------------------
   50,000                3Com Corporation*....................... $   207,000
  110,400                Adaptec, Inc.*..........................   1,330,320
   35,000                Comverse Technology, Inc.*..............     658,350
  130,000                Crown Castle International
                          Corporation*...........................   1,521,000
  170,000                Enterasys Networks, Inc.*...............   1,353,200
   22,500                QUALCOMM, Inc.*.........................   1,105,200
   50,000                Tellabs, Inc.*..........................     682,500
                                                                  -----------
                                                                    6,857,570
                                                                  -----------
  Total Common Stocks (cost $44,257,283).........................  45,533,948
                                                                  -----------
  Repurchase Agreement--0.8% (a)
  ------------------------------
  Repurchase Agreement with State Street Bank and
  Trust Company, dated October 31, 2001 @ 2.45%
  to be repurchased at $375,026 on November 1,
  2001, collateralized by $350,000 United States
  Treasury Bonds, 7.875% due November 15, 2007,
  (market value (cost $375,000)..................................     375,000
                                                                  -----------
  Total Investment Portfolio
  (cost $44,632,283) (b), 99.2% (a) . ...........................  45,908,948
  Other Assets and Liabilities, net, 0.8% (a)....................     358,107
                                                                  -----------
  Net Assets, 100.0%. . . . . . . . . . . . . . . . . . . . . . . $46,267,055
                                                                  ===========

--------
*  Non-income producing security.
(a)Percentages indicated are based on net assets.
(b)The aggregate identified cost for federal income tax purposes is $55,842,650. Market value includes net unrealized depreciation of $9,933,702 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,913,069 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $11,846,771.
ADR-- American Depository Receipt.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   Heritage Series Trust - Value Equity Fund
                             Investment Portfolio
                               October 31, 2001
--------------------------------------------------------------------------------

                                                           Market
             Shares                                       Value
             ------                                      ----------
            Common Stocks--95.9% (a)
            ------------------------
             Aerospace/Defense--2.0%
             -----------------------
              17,800 Boeing Company..................... $  580,280
                                                         ----------
             Apparel--2.3%
             -------------
              24,400 Jones Apparel Group Inc.*..........    673,440
                                                         ----------
             Auto Manufacturers--2.0%
             ------------------------
              35,400 Ford Motor Company.................    568,170
                                                         ----------
             Banks--10.4%
             ------------
              15,200 Mellon Financial Corporation.......    510,720
              23,900 National City Corporation..........    630,960
              22,500 Regions Financial Corporation......    605,475
              17,000 Union Planters Corporation.........    688,500
              14,700 Wells Fargo & Company..............    580,650
                                                         ----------
                                                          3,016,305
                                                         ----------
             Broadcasting--2.0%
             ------------------
              15,000 Clear Channel Communications, Inc.*    571,800
                                                         ----------
             Chemicals--4.1%
             ---------------
              17,739 E.I. du Pont de Nemours & Company..    709,383
              14,900 Rohm & Haas Company................    483,803
                                                         ----------
                                                          1,193,186
                                                         ----------
             Computers--4.0%
             ---------------
              62,600 Compaq Computer Corporation........    547,750
               3,700 Hewlett-Packard Company............     62,271
              15,400 NCR Corporation*...................    545,930
                                                         ----------
                                                          1,155,951
                                                         ----------
             Cosmetics/Personal Care--2.6%
             -----------------------------
              13,600 Kimberly-Clark Corporation.........    754,936
                                                         ----------
             Diversified Manufacturer--2.2%
             ------------------------------
              21,300 Honeywell International Inc........    629,415
                                                         ----------
             Electric--7.5%
             --------------
              23,700 Calpine Corporation*...............    586,575
              21,000 Constellation Energy Group, Inc....    469,770
              12,100 FPL Group, Inc.....................    642,510
              10,200 TXU Corporation....................    467,568
                                                         ----------
                                                          2,166,423
                                                         ----------
             Electrical Components & Equipment--2.1%
             ---------------------------------------
              12,000 Emerson Electric Company...........    588,240
                                                         ----------

                                                           Market
             Shares                                       Value
             ------                                       ---------
            Common Stocks (continued)
            -------------------------
             Electronics--5.1%
             -----------------
              25,600 Arrow Electronics Inc...............   625,920
              30,900 Koninklijke Philips Electronics N.V.   696,795
               4,200 Parker Hannifin Corporation.........   150,780
                                                          ---------
                                                          1,473,495
                                                          ---------
             Financial Services--13.2%
             -------------------------
              22,500 Citigroup Inc....................... 1,024,200
              11,000 Freddie Mac.........................   746,020
              20,600 MBNA Corporation....................   568,766
               8,700 Merrill Lynch & Company, Inc........   380,277
              28,500 Metris Companies, Inc...............   461,985
              13,000 Morgan Stanley Dean Witter &
                      Company............................   635,960
                                                          ---------
                                                          3,817,208
                                                          ---------
             Housewares--2.5%
             ----------------
              26,100 Newell Rubbermaid Inc...............   721,404
                                                          ---------
             Machinery--1.9%
             ---------------
              15,000 Deere & Company.....................   554,850
                                                          ---------
             Mining--4.3%
             ------------
              18,100 Alcoa Inc...........................   584,087
              10,100 Rio Tinto PLC, Sponsored ADR........   654,884
                                                          ---------
                                                          1,238,971
                                                          ---------
             Oil & Gas--9.5%
             ---------------
               7,000 Chevron Texaco Corporation..........   619,850
              23,740 Conoco Inc..........................   610,118
              15,720 Phillips Petroleum Company..........   855,325
              22,100 Transocean Sedco Forex Inc..........   666,315
                                                          ---------
                                                          2,751,608
                                                          ---------
             Pipelines--2.1%
             ---------------
              20,200 Williams Companies, Inc.............   583,174
                                                          ---------
             Retail--6.0%
             ------------
              18,800 CVS Corporation.....................   449,320
              22,500 McDonald's Corporation..............   586,575
              21,000 TJX Companies, Inc..................   709,800
                                                          ---------
                                                          1,745,695
                                                          ---------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   Heritage Series Trust - Value Equity Fund
                             Investment Portfolio
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                             Market
          Shares                                            Value
          ------                                           -----------
         Common Stocks (continued)
         -------------------------
          Telecommunications--9.0%
          ------------------------
           17,500      BellSouth Corporation.............. $   647,500
           18,300      Cable & Wireless PLC, Sponsored
                        ADR...............................     249,978
           55,900      Corning, Inc.......................     450,554
           12,748      Verizon Communications Inc.........     634,978
           45,700      WorldCom, Inc.*....................     614,665
                                                           -----------
                                                             2,597,675
                                                           -----------
          Transportation--1.1%
          --------------------
           14,100      CNF, Inc...........................     311,469
                                                           -----------
         Total Common Stocks (cost $30,602,000)...........  27,693,695
                                                           -----------
         Repurchase Agreement--6.3% (a)
         ------------------------------
         Repurchase Agreement with State Street Bank and
         Trust Company, dated October 31, 2001 @ 2.45%
         to be repurchased at $1,811,123 on November 1,
         2001, collateralized by $1,870,000 United States
         Treasury Bills, due April 25, 2002, (market value
         $1,852,547 including interest) (cost $1,811,000).   1,811,000
                                                           -----------
         Total Investment Portfolio
          (cost $32,413,000) (b), 102.2% (a)..............  29,504,695
         Other Assets and Liabilities, net, (2.2%) (a)....    (629,480)
                                                           -----------
         Net Assets, 100.0%............................... $28,875,215
                                                           ===========

--------
*  Non-income producing security.
(a)Percentages indicated are based on net assets.
(b)The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $2,908,305 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,048,772 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,957,077.
ADR -- American Depository Receipt.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                     Statements of Assets and Liabilities
                               October 31, 2001
--------------------------------------------------------------------------------


                                                                                          Eagle
                                                                         Aggressive   International    Growth       Mid Cap
                                                                           Growth        Equity        Equity        Stock
                                                                            Fund        Portfolio       Fund         Fund
                                                                        ------------  ------------- ------------  ------------
Assets
------
Investments, at market value (identified cost $73,416,911, $24,405,849,
 $214,397,418 and $89,147,707, respectively) (Note 1).................. $ 78,249,686   $21,990,483  $220,789,027  $ 94,432,514
Repurchase agreement, at market value (identified cost is the same as
 market value) (Note 1)................................................    5,316,000       662,000     2,601,000     6,524,000
Cash...................................................................          124           730           929           125
Foreign currency (cost $1,355,148).....................................           --     1,355,133            --            --
Receivables:
  Investments sold.....................................................      584,105     1,060,386     5,689,489     2,257,260
  Fund shares sold.....................................................      309,556        61,548       840,500     1,450,337
  Dividends and interest...............................................        2,332        14,992        93,315        20,808
  Foreign taxes recoverable............................................           --        31,560            --            --
Deferred organization expenses (Note 1)................................           --            --            --         5,170
Deferred state qualification expenses (Note 1).........................       14,067         9,118        16,490        15,094
Prepaid insurance......................................................        1,204           677         1,807           903
                                                                        ------------   -----------  ------------  ------------
      Total assets..................................................... $ 84,477,074   $25,186,627  $230,032,557  $104,706,211
                                                                        ------------   -----------  ------------  ------------
Liabilities
-----------
Payables (Note 4):
  Investments purchased................................................ $  2,024,215   $   809,597  $  3,881,819  $  3,732,860
  Fund shares redeemed.................................................      123,074        25,150       467,008       172,888
Accrued management fee.................................................       61,395         3,145       144,502        87,391
Accrued distribution fees..............................................       44,373        17,706       133,733        46,585
Accrued shareholder servicing fee (Note 4).............................       43,200         6,443       111,900        30,300
Accrued fund accounting fee (Note 4)...................................       22,400        12,500        22,800        20,000
Other accrued expenses.................................................       31,517        32,815        59,294        41,825
                                                                        ------------   -----------  ------------  ------------
      Total liabilities................................................    2,350,174       907,356     4,821,056     4,131,849
                                                                        ------------   -----------  ------------  ------------
Net assets, at market value............................................ $ 82,126,900   $24,279,271  $225,211,501  $100,574,362
                                                                        ============   ===========  ============  ============
Net Assets
----------
Net assets consist of:
  Paid-in capital (Note 5)............................................. $ 92,412,768   $31,975,808  $304,693,753  $ 91,963,108
  Undistributed net investment loss (Note 1 and 5).....................           --       (26,850)           --            --
  Accumulated net realized gain (loss) (Note 1 and 5)..................  (15,118,643)   (5,254,171)  (85,873,861)    3,326,447
  Net unrealized appreciation (depreciation) on investments and other
   assets and liabilities denominated in foreign currencies............    4,832,775    (2,415,516)    6,391,609     5,284,807
                                                                        ------------   -----------  ------------  ------------
Net assets, at market value............................................ $ 82,126,900   $24,279,271  $225,211,501  $100,574,362
                                                                        ============   ===========  ============  ============
Net assets, at market value
  Class A Shares....................................................... $ 37,652,077   $ 5,107,515  $ 92,708,587  $ 55,936,002
  Class B Shares.......................................................   14,876,781       542,513    40,258,082    13,461,116
  Class C Shares.......................................................   29,598,042     4,598,989    92,244,832    31,177,244
  Eagle Class Shares...................................................           --    14,030,254            --            --
                                                                        ------------   -----------  ------------  ------------
      Total............................................................ $ 82,126,900   $24,279,271  $225,211,501  $100,574,362
                                                                        ============   ===========  ============  ============
Shares of beneficial interest outstanding
  Class A Shares.......................................................    2,094,630       297,956     3,408,952     2,767,641
  Class B Shares.......................................................      851,198        33,091     1,569,000       690,354
  Class C Shares.......................................................    1,693,371       280,624     3,596,121     1,598,394
  Eagle Class Shares...................................................           --       846,101            --            --
                                                                        ------------   -----------  ------------  ------------
      Total............................................................    4,639,199     1,457,772     8,574,073     5,056,389
                                                                        ============   ===========  ============  ============
Net Asset Value--offering and redemption price per share
 (Notes 1 and 2) Class A Shares........................................ $      17.98   $     17.14  $      27.20  $      20.21
                                                                        ============   ===========  ============  ============
  Maximum offering price per Class A share (100/95.25 of $17.98,
   $17.14, $27.20 and $20.21), respectively............................ $      18.88   $     17.99  $      28.56  $      21.22
                                                                        ============   ===========  ============  ============
  Class B Shares....................................................... $      17.48   $     16.39  $      25.66  $      19.50
                                                                        ============   ===========  ============  ============
  Class C Shares....................................................... $      17.48   $     16.39  $      25.65  $      19.51
                                                                        ============   ===========  ============  ============
  Eagle Class Shares...................................................                $     16.58
                                                                                       ===========

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                     Statements of Assets and Liabilities
                               October 31, 2001
                                  (continued)
--------------------------------------------------------------------------------

                                                                                              Small Cap
                                                                                                Stock      Technology
                                                                                                Fund          Fund
-                                                                                            ------------ ------------
Assets
------
Investments, at market value (identified cost $128,394,426, $44,257,283,
 and $30,602,000, respectively) (Note 1)                                                     $139,750,823 $ 45,533,948
Repurchase agreement, at market value (identified cost is the same as market value) (Note 1)    9,826,000      375,000
Cash........................................................................................          171          265
Receivables:
  Investments sold..........................................................................    2,087,803    1,362,413
  Fund shares sold..........................................................................      147,552      187,579
  Dividends and interest....................................................................       35,564          957
Deferred state qualification expenses (Note 1)..............................................        9,579       17,638
Prepaid insurance...........................................................................        1,807        1,204
                                                                                             ------------ ------------
      Total assets.......................................................................... $151,859,299 $ 47,479,004
                                                                                             ------------ ------------
Liabilities
-----------
Payables (Note 4):
  Investments purchased..................................................................... $  4,820,931 $    815,337
  Fund shares redeemed......................................................................      288,652      247,336
Accrued management fee......................................................................       55,110       17,065
Accrued distribution fees...................................................................       65,735       23,648
Accrued shareholder servicing fee (Note 4)..................................................       66,000       58,000
Accrued fund accounting fee (Note 4)........................................................       21,200       20,800
Other accrued expenses......................................................................       33,099       29,763
                                                                                             ------------ ------------
      Total liabilities.....................................................................    5,350,727    1,211,949
                                                                                             ------------ ------------
Net assets, at market value................................................................. $146,508,572 $ 46,267,055
                                                                                             ============ ============
Net Assets
----------
Net assets consist of:
  Paid-in capital (Note 5).................................................................. $129,182,673 $120,684,865
  Undistributed net investment income (Notes 1 and 5).......................................           --           --
  Accumulated net realized gain (loss) (Notes 1 and 5)......................................    5,969,502  (75,694,475)
  Net unrealized appreciation (depreciation) on investments.................................   11,356,397    1,276,665
                                                                                             ------------ ------------
Net assets, at market value................................................................. $146,508,572 $ 46,267,055
                                                                                             ============ ============
Net assets, at market value
  Class A Shares............................................................................ $ 92,165,250 $ 23,220,176
  Class B Shares............................................................................    9,877,416    9,059,547
  Class C Shares............................................................................   44,465,906   13,987,332
                                                                                             ------------ ------------
      Total................................................................................. $146,508,572 $ 46,267,055
                                                                                             ============ ============
  Shares of beneficial interest outstanding
  Class A Shares............................................................................    3,775,529    3,499,191
  Class B Shares............................................................................      427,480    1,386,902
  Class C Shares............................................................................    1,923,539    2,141,609
                                                                                             ------------ ------------
      Total.................................................................................    6,126,548    7,027,702
                                                                                             ============ ============
Net Asset Value -- offering and redemption price per share
  (Notes 1 and 2) Class A Shares............................................................ $      24.41 $       6.64
                                                                                             ============ ============
  Maximum offering price per Class A share (100/95.25 of $24.41,
   $6.64 and $16.99), respectively.......................................................... $      25.63 $       6.97
                                                                                             ============ ============
  Class B Shares............................................................................ $      23.11 $       6.53
                                                                                             ============ ============
  Class C Shares............................................................................ $      23.12 $       6.53
                                                                                             ============ ============

                                                                                               Value
                                                                                               Equity
                                                                                                Fund
-                                                                                            -----------
Assets
------
Investments, at market value (identified cost $128,394,426, $44,257,283,
 and $30,602,000, respectively) (Note 1)                                                     $27,693,695
Repurchase agreement, at market value (identified cost is the same as market value) (Note 1)   1,811,000
Cash........................................................................................          73
Receivables:
  Investments sold..........................................................................          --
  Fund shares sold..........................................................................     112,365
  Dividends and interest....................................................................      49,339
Deferred state qualification expenses (Note 1)..............................................       9,023
Prepaid insurance...........................................................................         903
                                                                                             -----------
      Total assets.......................................................................... $29,676,398
                                                                                             -----------
Liabilities
-----------
Payables (Note 4):
  Investments purchased..................................................................... $   604,371
  Fund shares redeemed......................................................................     115,024
Accrued management fee......................................................................       8,115
Accrued distribution fees...................................................................      16,514
Accrued shareholder servicing fee (Note 4)..................................................      14,800
Accrued fund accounting fee (Note 4)........................................................      18,800
Other accrued expenses......................................................................      23,559
                                                                                             -----------
      Total liabilities.....................................................................     801,183
                                                                                             -----------
Net assets, at market value................................................................. $28,875,215
                                                                                             ===========
Net Assets
----------
Net assets consist of:
  Paid-in capital (Note 5).................................................................. $31,887,990
  Undistributed net investment income (Notes 1 and 5).......................................      47,800
  Accumulated net realized gain (loss) (Notes 1 and 5)......................................    (152,270)
  Net unrealized appreciation (depreciation) on investments.................................  (2,908,305)
                                                                                             -----------
Net assets, at market value................................................................. $28,875,215
                                                                                             ===========
Net assets, at market value
  Class A Shares............................................................................ $13,136,682
  Class B Shares............................................................................   2,366,805
  Class C Shares............................................................................  13,371,728
                                                                                             -----------
      Total................................................................................. $28,875,215
                                                                                             ===========
  Shares of beneficial interest outstanding
  Class A Shares............................................................................     773,332
  Class B Shares............................................................................     141,760
  Class C Shares............................................................................     800,962
                                                                                             -----------
      Total.................................................................................   1,716,054
                                                                                             ===========
Net Asset Value -- offering and redemption price per share
  (Notes 1 and 2) Class A Shares............................................................ $     16.99
                                                                                             ===========
  Maximum offering price per Class A share (100/95.25 of $24.41,
   $6.64 and $16.99), respectively.......................................................... $     17.84
                                                                                             ===========
  Class B Shares............................................................................ $     16.70
                                                                                             ===========
  Class C Shares............................................................................ $     16.69
                                                                                             ===========

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                           Statements of Operations
                  For the Fiscal Year Ended October 31, 2001
--------------------------------------------------------------------------------

                                                      Eagle
                                     Aggressive   International      Growth        Mid Cap     Small Cap
                                       Growth        Equity          Equity         Stock        Stock       Technology
                                        Fund        Portfolio         Fund          Fund         Fund           Fund
                                    ------------  -------------   -------------  -----------  ------------  ------------
Investment Income
-----------------
Income:
  Dividends........................ $    328,069  $    385,645(a) $   1,454,597  $   148,169  $    750,036  $     31,712
  Interest.........................      458,453        35,950          383,728      152,110       673,285       181,785
                                    ------------  ------------    -------------  -----------  ------------  ------------
    Total income...................      786,522       421,595        1,838,325      300,279     1,423,321       213,497
Expenses (Notes 1 and 4):
  Management fee...................      830,293       337,973        1,977,023      472,659     1,332,827       726,395
  Distribution fee (Class A
   Shares).........................      107,725        16,489          269,183       83,681       254,605        90,382
  Distribution fee (Class B
   Shares).........................      167,377         6,592          417,396       72,594       103,596       138,979
  Distribution fee (Class C
   Shares).........................      342,112        65,831        1,141,901      186,035       488,422       228,571
  Distribution fee (Eagle Shares)..           --       199,596               --           --            --            --
  Shareholder servicing fees
   (Note 4)........................      104,729        19,985          290,075       68,010       179,688       148,283
  Custodian fee....................       28,027       131,806(b)        49,327       30,876        33,532        49,285
  Fund accounting fee (Note 4).....       61,869            --(b)        62,677       54,864        61,231        58,528
  Professional fees................       37,868        49,524           36,829       40,633        38,099        34,222
  State qualification expenses.....       41,683        47,757           50,038       43,185        40,094        35,646
  Federal registration expense.....        3,686            --           18,152       16,490         1,439            --
  Organization expenses............           --            --               --        5,170            --            --
  Reports to shareholders..........       23,653        21,132           56,201       17,727        33,467        36,905
  Trustees' fees and expenses......       11,984         9,484           11,984       11,984        11,984        11,985
  Other............................        4,975         3,503           13,967        9,762         7,655         4,486
                                    ------------  ------------    -------------  -----------  ------------  ------------
    Total expenses before
     waiver........................    1,765,981       909,672        4,394,753    1,113,670     2,586,639     1,563,667
    Fees waived by Manager
     (Note 4)......................           --       (87,461)              --           --       (49,059)      (85,136)
                                    ------------  ------------    -------------  -----------  ------------  ------------
    Total expenses after waiver....    1,765,981       822,211        4,394,753    1,113,670     2,537,580     1,478,531
                                    ------------  ------------    -------------  -----------  ------------  ------------
Net investment income (loss).......     (979,459)     (400,616)      (2,556,428)    (813,391)   (1,114,259)   (1,265,034)
                                    ------------  ------------    -------------  -----------  ------------  ------------
Realized and Unrealized Gain
----------------------------
  (Loss) on Investments
  ---------------------
Net realized gain (loss) from
 investment transactions...........  (11,712,915)   (5,058,278)     (76,078,372)   4,509,069     6,580,253   (63,624,902)
Net realized gain from covered call
 options written (Note 1)..........           --            --          304,989           --            --            --
Net realized gain from foreign
 currency transactions.............           --        47,949               --           --            --            --
Net unrealized depreciation of
 investments during the year.......  (13,576,829)   (7,253,122)     (37,991,220)  (1,452,645)  (16,191,164)  (10,446,824)
Net unrealized appreciation from
 other assets and liabilities
 denominated in foreign currency
 during the year...................           --           794               --           --            --            --
                                    ------------  ------------    -------------  -----------  ------------  ------------
Net gain (loss) on investments.....  (25,289,744)  (12,262,657)    (113,764,603)   3,056,424    (9,610,911)  (74,071,726)
                                    ------------  ------------    -------------  -----------  ------------  ------------
Net increase (decrease) in net
 assets resulting from operations.. $(26,269,203) $(12,663,273)   $(116,321,031) $ 2,243,033  $(10,725,170) $(75,336,760)
                                    ============  ============    =============  ===========  ============  ============

                                      Value
                                      Equity
                                       Fund
                                    -----------
Investment Income
-----------------
Income:
  Dividends........................ $   624,820
  Interest.........................      89,247
                                    -----------
    Total income...................     714,067
Expenses (Notes 1 and 4):
  Management fee...................     224,956
  Distribution fee (Class A
   Shares).........................      35,705
  Distribution fee (Class B
   Shares).........................      19,280
  Distribution fee (Class C
   Shares).........................     137,841
  Distribution fee (Eagle Shares)..          --
  Shareholder servicing fees
   (Note 4)........................      37,275
  Custodian fee....................      15,749
  Fund accounting fee (Note 4).....      52,022
  Professional fees................      31,955
  State qualification expenses.....      37,959
  Federal registration expense.....       2,284
  Organization expenses............          --
  Reports to shareholders..........      13,248
  Trustees' fees and expenses......      11,984
  Other............................       3,729
                                    -----------
    Total expenses before
     waiver........................     623,987
    Fees waived by Manager
     (Note 4)......................     (71,232)
                                    -----------
    Total expenses after waiver....     552,755
                                    -----------
Net investment income (loss).......     161,312
                                    -----------
Realized and Unrealized Gain
----------------------------
  (Loss) on Investments
  ---------------------
Net realized gain (loss) from
 investment transactions...........     (39,972)
Net realized gain from covered call
 options written (Note 1)..........          --
Net realized gain from foreign
 currency transactions.............          --
Net unrealized depreciation of
 investments during the year.......  (4,458,811)
Net unrealized appreciation from
 other assets and liabilities
 denominated in foreign currency
 during the year...................          --
                                    -----------
Net gain (loss) on investments.....  (4,498,783)
                                    -----------
Net increase (decrease) in net
 assets resulting from operations.. $(4,337,471)
                                    ===========

--------
(a)Net of $49,575 foreign withholding taxes.
(b)State Street Bank is the custodian and fund accountant for the Eagle International Equity Portfolio.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                   For the Years Ended
-                                                                                           --------------------------------
Aggressive Growth Fund                                                                      October 31, 2001 October 31, 2000
----------------------                                                                      ---------------- ----------------
Increase (decrease) in net assets:
Operations:
  Net investment loss......................................................................  $    (979,459)    $ (1,121,676)
  Net realized gain (loss) from investment transactions....................................    (11,712,915)      11,714,422
  Net unrealized appreciation (depreciation) of investments during the year................    (13,576,829)      13,699,690
                                                                                             -------------     ------------
  Net increase (decrease) in net assets resulting from operations..........................    (26,269,203)      24,292,436
Distributions to shareholders from:
  Net realized gains Class A Shares, ($3.53 and $2.20 per share, respectively).............     (6,420,571)      (2,919,240)
  Net realized gains Class B Shares, ($3.53 and $2.20 per share, respectively).............     (2,513,198)      (1,121,963)
  Net realized gains Class C Shares, ($3.53 and $2.20 per share, respectively).............     (5,059,533)      (1,813,382)
Increase in net assets from Fund share transactions (Note 2)...............................     15,837,223       34,361,964
                                                                                             -------------     ------------
Increase (decrease) in net assets..........................................................    (24,425,282)      52,799,815
Net assets, beginning of year..............................................................    106,552,182       53,752,367
                                                                                             -------------     ------------
Net assets, end of year....................................................................  $  82,126,900     $106,552,182
                                                                                             =============     ============

                                                                                                   For the Years Ended
                                                                                            --------------------------------
Eagle International Equity Portfolio                                                        October 31, 2001 October 31, 2000
------------------------------------                                                        ---------------- ----------------
Decrease in net assets:
Operations:
  Net investment loss......................................................................  $    (400,616)    $   (631,763)
  Net realized gain (loss) from investment transactions....................................     (5,058,278)       4,449,780
  Net realized gain (loss) from foreign currency transactions..............................         47,949         (279,483)
  Net unrealized appreciation (depreciation) of investments during the year................     (7,253,122)         176,989
  Net unrealized appreciation (depreciation) from other assets and liabilities denominated
   in foreign currency during the year.....................................................            794       (4,184,164)
                                                                                             -------------     ------------
  Net decrease in net assets resulting from operations.....................................    (12,663,273)        (468,641)
Distributions to shareholders from:
  Net realized gains Class A Shares, ($2.31 and $4.44 per share, respectively).............       (663,491)      (1,110,521)
  Net realized gains Class B Shares, ($2.31 and $4.44 per share, respectively).............        (66,547)         (67,144)
  Net realized gains Class C Shares, ($2.31 and $4.44 per share, respectively).............       (701,434)      (1,095,583)
  Net realized gains Eagle Class Shares, ($2.31 and $4.44 per share, respectively).........     (2,255,643)      (4,404,983)
Increase (decrease) in net assets from Fund share transactions (Note 2)....................     (5,318,047)       5,220,312
                                                                                             -------------     ------------
Decrease in net assets.....................................................................    (21,668,435)      (1,926,560)
Net assets, beginning of year..............................................................     45,947,706       47,874,266
                                                                                             -------------     ------------
Net assets, end of year (including accumulated net investment loss of $26,850 and $65,145,
 respectively).............................................................................  $  24,279,271     $ 45,947,706
                                                                                             =============     ============

                                                                                                   For the Years Ended
                                                                                            --------------------------------
Growth Equity Fund                                                                          October 31, 2001 October 31, 2000
------------------                                                                          ---------------- ----------------
Increase (decrease) in net assets:
Operations:
  Net investment loss......................................................................  $  (2,556,428)    $ (3,087,876)
  Net realized gain (loss) from investment transactions....................................    (76,078,372)      49,464,565
  Net realized gain from covered call options written......................................        304,989               --
  Net unrealized depreciation of investments during the year...............................    (37,991,220)      (4,678,344)
                                                                                             -------------     ------------
  Net increase (decrease) in net assets resulting from operations..........................   (116,321,031)      41,698,345
Distributions to shareholders from:
  Net realized gains Class A Shares, ($8.61 and $5.47 per share, respectively).............    (22,458,987)      (8,589,182)
  Net realized gains Class B Shares, ($8.61 and $5.47 per share, respectively).............     (8,155,442)      (2,275,911)
  Net realized gains Class C Shares, ($8.61 and $5.47 per share, respectively).............    (25,200,057)      (9,939,165)
Increase in net assets from Fund share transactions (Note 2)...............................     76,887,805      141,146,719
                                                                                             -------------     ------------
Increase (decrease) in net assets..........................................................    (95,247,712)     162,040,806
Net assets, beginning of year..............................................................    320,459,213      158,418,407
                                                                                             -------------     ------------
Net assets, end of year....................................................................  $ 225,211,501     $320,459,213
                                                                                             =============     ============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                      Statements of Changes in Net Assets
                                  (continued)
--------------------------------------------------------------------------------

                                                                                        For the Years Ended
                                                                                -----------------------------------
Mid Cap Stock Fund                                                              October 31, 2001  October 31, 2000
------------------                                                              ---------------- -------------------
Increase in net assets:
Operations:
  Net investment loss..........................................................   $   (813,391)     $   (458,220)
  Net realized gain from investment transactions...............................      4,509,069         7,368,412
  Net unrealized appreciation (depreciation) of investments during the year....     (1,452,645)        3,331,490
                                                                                  ------------      ------------
  Net increase in net assets resulting from operations.........................      2,243,033        10,241,682
Distributions to shareholders from:
  Net realized gains Class A Shares, ($4.11 and $0.30 per share, respectively).     (4,133,049)         (254,362)
  Net realized gains Class B Shares, ($4.11 and $0.30 per share, respectively).       (818,470)          (37,315)
  Net realized gains Class C Shares, ($4.11 and $0.30 per share, respectively).     (2,277,241)         (146,539)
Increase in net assets from Fund share transactions (Note 2)...................     66,382,441         3,505,422
                                                                                  ------------      ------------
Increase in net assets.........................................................     61,396,714        13,308,888
Net assets, beginning of year..................................................     39,177,648        25,868,760
                                                                                  ------------      ------------
Net assets, end of year........................................................   $100,574,362      $ 39,177,648
                                                                                  ============      ============

                                                                                        For the Years Ended
                                                                                -----------------------------------
Small Cap Stock Fund                                                            October 31, 2001  October 31, 2000
--------------------                                                            ----------------  ----------------
Decrease in net assets:
Operations:
  Net investment loss..........................................................   $ (1,114,259)     $ (1,297,449)
  Net realized gain from investment transactions...............................      6,580,253        22,917,935
  Net unrealized appreciation (depreciation) of investments during the year....    (16,191,164)       21,875,342
                                                                                  ------------      ------------
  Net increase (decrease) in net assets resulting from operations..............    (10,725,170)       43,495,828
Distributions to shareholders from:
  Net realized gains Class A Shares, ($2.95 per share).........................    (10,637,933)               --
  Net realized gains Class B Shares, ($2.95 per share).........................     (1,102,174)               --
  Net realized gains Class C Shares, ($2.95 per share).........................     (5,296,167)               --
Increase (decrease) in net assets from Fund share transactions (Note 2)........      5,763,940       (69,954,120)
                                                                                  ------------      ------------
Decrease in net assets.........................................................    (21,997,504)      (26,458,292)
Net assets, beginning of year..................................................    168,506,076       194,964,368
                                                                                  ------------      ------------
Net assets, end of year........................................................   $146,508,572      $168,506,076
                                                                                  ============      ============

                                                                                                   For the Period
                                                                                                  November 18, 1999
                                                                                    For the       (commencement of
                                                                                   Year Ended        operations)
Technology Fund                                                                 October 31, 2001 to October 31, 2000
---------------                                                                 ---------------- -------------------
Increase (decrease) in net assets:
Operations:
  Net investment loss..........................................................   $ (1,265,034)     $ (1,869,207)
  Net realized loss from investment transactions...............................    (63,624,902)       (3,051,342)
  Net unrealized appreciation (depreciation) of investments during the year....    (10,446,824)       11,723,489
                                                                                  ------------      ------------
  Net increase (decrease) in net assets resulting from operations..............    (75,336,760)        6,802,940
Distributions to shareholders from:
  Net realized gains Class A Shares, ($0.96 per share).........................     (3,529,304)               --
  Net realized gains Class B Shares, ($0.96 per share).........................     (1,341,566)               --
  Net realized gains Class C Shares, ($0.96 per share).........................     (2,274,025)               --
Increase (decrease) in net assets from Fund share transactions (Note 2)........        (67,309)      122,013,079
                                                                                  ------------      ------------
Increase (decrease) in net assets..............................................    (82,548,964)      128,816,019
Net assets, beginning of year..................................................    128,816,019                --
                                                                                  ------------      ------------
Net assets, end of year........................................................   $ 46,267,055      $128,816,019
                                                                                  ============      ============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                      Statements of Changes in Net Assets
                                  (continued)
--------------------------------------------------------------------------------

                                                                                          For the Years Ended
-                                                                                  --------------------------------
Value Equity Fund                                                                  October 31, 2001 October 31, 2000
-----------------                                                                  ---------------- ----------------
Increase (decrease) in net assets:
Operations:
  Net investment income...........................................................   $   161,312      $   202,532
  Net realized gain (loss) from investment transactions...........................       (39,972)       1,099,301
  Net unrealized appreciation (depreciation) of investments during the year.......    (4,458,811)       2,162,807
                                                                                     -----------      -----------
  Net increase (decrease) in net assets resulting from operations.................    (4,337,471)       3,464,640
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.30 and $0.11 per share, respectively).      (182,887)         (83,002)
  Net investment income Class B Shares, ($0.16 per share).........................        (7,769)              --
  Net investment income Class C Shares, ($0.16 per share).........................       (92,328)              --
  Net realized gains Class A Shares, ($0.97 and $0.42 per share, respectively)....      (594,015)        (329,738)
  Net realized gains Class B Shares, ($0.97 and $0.42 per share, respectively)....       (47,926)         (22,188)
  Net realized gains Class C Shares, ($0.97 and $0.42 per share, respectively)....      (569,562)        (270,040)
Increase (decrease) in net assets from Fund share transactions (Note 2)...........     9,205,292       (4,819,930)
                                                                                     -----------      -----------
Increase (decrease) in net assets.................................................     3,373,334       (2,060,258)
Net assets, beginning of year.....................................................    25,501,881       27,562,139
                                                                                     -----------      -----------
Net assets, end of year (including undistributed net investment income of
 $47,800 and $174,300, respectively)..............................................   $28,875,215      $25,501,881
                                                                                     ===========      ===========



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                Heritage Series Trust - Aggressive Growth Fund
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                           Class A Shares*
                                                                ----------------------------------    --------
                                                                         For the Years Ended
                                                                             October 31
                                                                ----------------------------------    --------
                                                                 2001     2000       1999   1998+      2001
                                                                -------  ------     ------  ------    -------
Net asset value, beginning of year............................. $ 27.46  $20.80     $15.35  $14.29    $ 26.98
                                                                -------  ------     ------  ------    -------
Income from Investment Operations:
  Net investment loss..........................................   (0.13)  (0.24)(a)  (0.15)     --      (0.28)
  Net realized and unrealized gain (loss) on investments.......   (5.82)   9.10       5.60    1.06      (5.69)
                                                                -------  ------     ------  ------    -------
  Total from Investment Operations.............................   (5.95)   8.86       5.45    1.06      (5.97)
                                                                -------  ------     ------  ------    -------
Less Distributions:
  Distributions from net realized gains........................   (3.53)  (2.20)        --      --      (3.53)
                                                                -------  ------     ------  ------    -------
Net asset value, end of year................................... $ 17.98  $27.46     $20.80  $15.35    $ 17.48
                                                                =======  ======     ======  ======    =======
Total Return (%) (b)...........................................  (23.66)  44.87      35.50    7.42(c)  (24.23)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)..........................    1.47    1.57(a)    1.65    1.65(d)    2.22
   Without expenses waived/recovered (%).......................    1.47    1.48       1.79    3.64(d)    2.22
  Net investment income (loss) to average daily net assets (%).   (0.63)  (0.88)     (0.78)   0.08(d)   (1.39)
  Portfolio turnover rate (%)..................................     249     252        195      34        249
  Net assets, end of year ($ millions).........................      38      50         27      11         15





                                                                 2000       1999   1998+
                                                                ------     ------  ------
Net asset value, beginning of year............................. $20.61     $15.33  $14.29
                                                                ------     ------  ------
Income from Investment Operations:
  Net investment loss..........................................  (0.43)(a)  (0.29)  (0.03)
  Net realized and unrealized gain (loss) on investments.......   9.00       5.57    1.07
                                                                ------     ------  ------
  Total from Investment Operations.............................   8.57       5.28    1.04
                                                                ------     ------  ------
Less Distributions:
  Distributions from net realized gains........................  (2.20)        --      --
                                                                ------     ------  ------
Net asset value, end of year................................... $26.98     $20.61  $15.33
                                                                ======     ======  ======
Total Return (%) (b)...........................................  43.80      34.44    7.28 (c)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)..........................   2.32(a)    2.40    2.40 (d)
   Without expenses waived/recovered (%).......................   2.23       2.54    4.39 (d)
  Net investment income (loss) to average daily net assets (%).  (1.64)     (1.53)  (0.77)(d)
  Portfolio turnover rate (%)..................................    252        195      34
  Net assets, end of year ($ millions).........................     19         10       4

                                                                           Class C Shares*
                                                                ----------------------------------
                                                                         For the Years Ended
                                                                              October 31
                                                                ----------------------------------
                                                                 2001     2000       1999   1998+
                                                                -------  ------     ------  ------
Net asset value, beginning of year............................. $ 26.98  $20.61     $15.33  $14.29
                                                                -------  ------     ------  ------
Income from Investment Operations:
  Net investment loss..........................................   (0.28)  (0.43)(a)  (0.29)  (0.03)
  Net realized and unrealized gain (loss) on investments.......   (5.69)   9.00       5.57    1.07
                                                                -------  ------     ------  ------
  Total from Investment Operations.............................   (5.97)   8.57       5.28    1.04
                                                                -------  ------     ------  ------
Less Distributions:
  Distributions from net realized gains........................   (3.53)  (2.20)        --      --
                                                                -------  ------     ------  ------
Net asset value, end of year................................... $ 17.48  $26.98     $20.61  $15.33
                                                                =======  ======     ======  ======
Total Return (%) (b)...........................................  (24.23)  43.80      34.44    7.28 (c)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)..........................    2.22    2.32(a)    2.40    2.40 (d)
   Without expenses waived/recovered (%).......................    2.22    2.22       2.54    4.39 (d)
  Net investment income (loss) to average daily net assets (%).   (1.39)  (1.62)     (1.53)  (0.71)(d)
  Portfolio turnover rate (%)..................................     249     252        195      34
  Net assets, end of year ($ millions).........................      30      38         16       3

--------
* Per share amounts have been calculated using the monthly average share method.
+  For the period August 20, 1998 (commencement of operations) to October 31,
   1998.
(a)The year ended October 31, 2000 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)Not annualized.
(d)Annualized.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         Heritage Series Trust - Eagle International Equity Portfolio
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                              Class A Shares*
                                                                -----------------------------------------    --------
                                                                            For the Years Ended
                                                                                 October 31
                                                                -----------------------------------------    --------
                                                                 2001     2000    1999    1998      1997      2001
                                                                -------  ------  ------  ------    ------    -------
Net asset value, beginning of year............................. $ 27.41  $31.56  $25.43  $23.97    $22.25    $ 26.49
                                                                -------  ------  ------  ------    ------    -------
Income from Investment Operations:
  Net investment income (loss).................................   (0.13)  (0.22)  (0.09)  (0.01)     0.05      (0.29)
  Net realized and unrealized gain (loss) on investments.......   (7.83)   0.51    6.34    2.14      2.28      (7.50)
                                                                -------  ------  ------  ------    ------    -------
  Total from Investment Operations.............................   (7.96)   0.29    6.25    2.13      2.33      (7.79)
                                                                -------  ------  ------  ------    ------    -------
Less Distributions:
  Dividends from net investment income.........................      --      --      --   (0.05)    (0.44)        --
  Distributions from net realized gains........................   (2.31)  (4.44)  (0.12)  (0.62)    (0.17)     (2.31)
                                                                -------  ------  ------  ------    ------    -------
  Total Distributions..........................................   (2.31)  (4.44)  (0.12)  (0.67)    (0.61)     (2.31)
                                                                -------  ------  ------  ------    ------    -------
Net asset value, end of year................................... $ 17.14  $27.41  $31.56  $25.43    $23.97    $ 16.39
                                                                =======  ======  ======  ======    ======    =======
Total Return (%) (a)...........................................  (31.37)  (1.31)  24.68    9.04(b)  10.71(b)  (31.86)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)....................................    1.90    1.97    1.97    1.97      1.97       2.65
   Without expenses waived (%).................................    2.16    1.97    2.02    2.08      2.23       2.91
  Net investment income (loss) to average daily net assets (%).   (0.63)  (0.71)  (0.32)  (0.02)     0.22      (1.36)
  Portfolio turnover rate (%)..................................     174      67      78      71        50        174
  Net assets, end of year ($ millions).........................       5      10       8       7         6          1





                                                                 2000    1999   1998+
                                                                ------  ------  ------
Net asset value, beginning of year............................. $30.83  $25.03  $23.95
                                                                ------  ------  ------
Income from Investment Operations:
  Net investment income (loss).................................  (0.43)  (0.30)  (0.16)
  Net realized and unrealized gain (loss) on investments.......   0.53    6.22    1.24
                                                                ------  ------  ------
  Total from Investment Operations.............................   0.10    5.92    1.08
                                                                ------  ------  ------
Less Distributions:
  Dividends from net investment income.........................     --      --      --
  Distributions from net realized gains........................  (4.44)  (0.12)     --
                                                                ------  ------  ------
  Total Distributions..........................................  (4.44)  (0.12)     --
                                                                ------  ------  ------
Net asset value, end of year................................... $26.49  $30.83  $25.03
                                                                ======  ======  ======
Total Return (%) (a)...........................................  (2.00)  23.70    4.51 (c)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)....................................   2.72    2.72    2.72 (d)
   Without expenses waived (%).................................   2.72    2.77    2.83 (d)
  Net investment income (loss) to average daily net assets (%).  (1.46)  (1.04)  (0.71)(d)
  Portfolio turnover rate (%)..................................     67      78      71
  Net assets, end of year ($ millions).........................      1     0.5     0.2

--------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)These returns are calculated based on the published net asset value at October 31, 1997.
(c)Not annualized.
(d)Annualized.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         Heritage Series Trust - Eagle International Equity Portfolio
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                        Class C Shares*
                                                          -----------------------------------------    --------
                                                                      For the Years Ended
                                                                           October 31
                                                          -----------------------------------------    --------
                                                           2001     2000    1999    1998      1997      2001
                                                          -------  ------  ------  ------    ------    -------
Net asset value, beginning of period..................... $ 26.48  $30.83  $25.03  $23.73    $22.12    $ 26.72
                                                          -------  ------  ------  ------    ------    -------
Income from Investment Operations:
  Net investment loss....................................   (0.28)  (0.44)  (0.30)  (0.20)    (0.13)     (0.27)
  Net realized and unrealized gain (loss) on investments.   (7.50)   0.53    6.22    2.12      2.25      (7.56)
                                                          -------  ------  ------  ------    ------    -------
  Total from Investment Operations.......................   (7.78)   0.09    5.92    1.92      2.12      (7.83)
                                                          -------  ------  ------  ------    ------    -------
Less Distributions:
  Dividends from net investment income...................      --      --      --      --     (0.34)        --
  Distributions from net realized gains..................   (2.31)  (4.44)  (0.12)  (0.62)    (0.17)     (2.31)
                                                          -------  ------  ------  ------    ------    -------
  Total Distributions....................................   (2.31)  (4.44)  (0.12)  (0.62)    (0.51)     (2.31)
                                                          -------  ------  ------  ------    ------    -------
Net asset value, end of period........................... $ 16.39  $26.48  $30.83  $25.03    $23.73    $ 16.58
                                                          =======  ======  ======  ======    ======    =======
Total Return (%) (a).....................................  (31.83)  (2.04)  23.70    8.24(b)   9.79(b)  (31.71)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)..............................    2.65    2.72    2.72    2.72      2.72       2.53
   Without expenses waived (%)...........................    2.91    2.72    2.77    2.83      2.98       2.79
  Net investment loss to average daily net assets (%)....   (1.36)  (1.45)  (1.06)  (0.79)    (0.52)     (1.30)
  Portfolio turnover rate (%)............................     174      67      78      71        50        174
  Net assets, end of period ($ millions).................       5       8       7       6         4         14





                                                           2000    1999    1998       1997
                                                          ------  ------  ------     ------
Net asset value, beginning of period..................... $31.04  $25.17  $23.83     $22.14
                                                          ------  ------  ------     ------
Income from Investment Operations:
  Net investment loss....................................  (0.41)  (0.27)  (0.17)(b)  (0.11)
  Net realized and unrealized gain (loss) on investments.   0.53    6.26    2.13       2.28
                                                          ------  ------  ------     ------
  Total from Investment Operations.......................   0.12    5.99    1.96       2.17
                                                          ------  ------  ------     ------
Less Distributions:
  Dividends from net investment income...................     --      --      --      (0.31)
  Distributions from net realized gains..................  (4.44)  (0.12)  (0.62)     (0.17)
                                                          ------  ------  ------     ------
  Total Distributions....................................  (4.44)  (0.12)  (0.62)     (0.48)
                                                          ------  ------  ------     ------
Net asset value, end of period........................... $26.72  $31.04  $25.17     $23.83
                                                          ======  ======  ======     ======
Total Return (%) (a).....................................  (1.91)  23.85    8.38(b)    9.98(b)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)..............................   2.60    2.60    2.60       2.60
   Without expenses waived (%)...........................   2.60    2.65    2.71       2.86
  Net investment loss to average daily net assets (%)....  (1.35)  (0.95)  (0.67)     (0.47)
  Portfolio turnover rate (%)............................     67      78      71         50
  Net assets, end of period ($ millions).................     27      32      33         .3

--------
  *Per share amounts have been calculated using the monthly average share method.
(a)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)These returns are calculated based on the published net asset value at October 31, 1997.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  Heritage Series Trust - Growth Equity Fund
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        Class A Shares *                        Class B Shares *
                                           ---------------------------------------     -------------------------------
                                                       For the Years Ended                     For the Years Ended
                                                           October 31                              October 31
                                           ---------------------------------------     -------------------------------
                                            2001     2000    1999    1998    1997       2001     2000    1999   1998 +
                                           -------  ------  ------  ------  ------     -------  ------  ------  ------
Net asset value, beginning of year........ $ 50.91  $43.44  $28.82  $23.77  $17.74     $ 48.87  $42.17  $28.18  $24.33
                                           -------  ------  ------  ------  ------     -------  ------  ------  ------
Income from Investment Operations:
  Net investment loss.....................   (0.18)  (0.39)  (0.20)  (0.11)  (0.07)(a)   (0.40)  (0.77)  (0.47)  (0.23)
  Net realized and unrealized gain (loss)
   on investments.........................  (14.92)  13.33   14.82    5.48    6.10      (14.20)  12.94   14.46    4.08
                                           -------  ------  ------  ------  ------     -------  ------  ------  ------
  Total from Investment Operations........  (15.10)  12.94   14.62    5.37    6.03      (14.60)  12.17   13.99    3.85
                                           -------  ------  ------  ------  ------     -------  ------  ------  ------
Less Distributions:
  Distributions from net realized gains...   (8.61)  (5.47)     --   (0.32)     --       (8.61)  (5.47)     --      --
                                           -------  ------  ------  ------  ------     -------  ------  ------  ------
Net asset value, end of year.............. $ 27.20  $50.91  $43.44  $28.82  $23.77     $ 25.66  $48.87  $42.17  $28.18
                                           =======  ======  ======  ======  ======     =======  ======  ======  ======
Total Return (%) (b)......................  (34.31)  31.04   50.73   22.84   33.99      (34.82)  30.05   49.65   15.82(c)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses recovered (%)............    1.22    1.19    1.24    1.38    1.61(a)     1.97    1.94    1.98    2.11(d)
   Without expenses recovered (%).........    1.22    1.19    1.24    1.38    1.54        1.97    1.94    1.98    2.11
Net investment loss to
 average daily net assets (%).............   (0.53)  (0.73)  (0.56)  (0.40)  (0.35)      (1.28)  (1.48)  (1.30)  (1.10)(d)
Portfolio turnover rate (%)...............     205     392     160      54      50         205     392     160      54
Net assets, end of year ($ millions)......      93     135      67      40      24          40      45      16       5

                                                        Class C Shares *
                                           ---------------------------------------
                                                       For the Years Ended
                                                           October 31
                                           ---------------------------------------
                                            2001     2000    1999    1998    1997
                                           -------  ------  ------  ------  ------
Net asset value, beginning of year........ $ 48.86  $42.15  $28.18  $23.42  $17.61
                                           -------  ------  ------  ------  ------
Income from Investment Operations:
  Net investment loss.....................   (0.40)  (0.76)  (0.47)  (0.31)  (0.24)(a)
  Net realized and unrealized gain (loss)
   on investments.........................  (14.20)  12.94   14.44    5.39    6.05
                                           -------  ------  ------  ------  ------
  Total from Investment Operations........  (14.60)  12.18   13.97    5.08    5.81
                                           -------  ------  ------  ------  ------
Less Distributions:
  Distributions from net realized gains...   (8.61)  (5.47)     --   (0.32)     --
                                           -------  ------  ------  ------  ------
Net asset value, end of year.............. $ 25.65  $48.86  $42.15  $28.18  $23.42
                                           =======  ======  ======  ======  ======
Total Return (%) (b)......................  (34.82)  30.09   49.57   21.93   32.99
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses recovered (%)............    1.97    1.94    1.99    2.13    2.36(a)
   Without expenses recovered (%).........    1.97    1.94    1.99    2.13    2.29
Net investment loss to
 average daily net assets (%).............   (1.28)  (1.48)  (1.31)  (1.15)  (1.14)
Portfolio turnover rate (%)...............     205     392     160      54      50
Net assets, end of year ($ millions)......      92     141      75      39      18

--------
  *Per share amounts have been calculated using the monthly average share method.
  +For the period January 2, 1998 (commencement of Class B Shares) to October
   31, 1998.
(a)The year ended October 31, 1997 includes payment of previously waived management fees to the Manager for Class A and C Shares.
(b)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)Not annualized.
(d)Annualized.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  Heritage Series Trust - Mid Cap Stock Fund
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Class A Shares*
                                                          ---------------------------------
                                                                   For the Years Ended
                                                                       October 31
                                                          ---------------------------------
                                                           2001       2000    1999   1998+
                                                          ------     ------  ------  ------
Net asset value, beginning of year....................... $23.19     $16.56  $14.28  $14.29
                                                          ------     ------  ------  ------
Income from Investment Operations:
  Net investment loss....................................  (0.21)(a)  (0.24)  (0.18)  (0.15)
  Net realized and unrealized gain (loss) on investments.   1.34       7.17    2.46    0.14
                                                          ------     ------  ------  ------
  Total from Investment Operations.......................   1.13       6.93    2.28   (0.01)
                                                          ------     ------  ------  ------
Less Distributions:
  Distributions from net realized gains..................  (4.11)     (0.30)     --      --
                                                          ------     ------  ------  ------
Net asset value, end of year............................. $20.21     $23.19  $16.56  $14.28
                                                          ======     ======  ======  ======
Total Return (%) (b).....................................   6.70      42.30   15.97   (0.07)(c)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)....................   1.55(a)    1.55    1.60    1.60 (d)
   Without expenses waived/recovered (%).................   1.50       1.63    1.70    1.86 (d)
  Net investment loss to average daily net assets (%)....  (1.04)     (1.13)  (1.19)  (0.99)(d)
  Portfolio turnover rate (%)............................    218        265     192     129
  Net assets, end of year ($ millions)...................     56         23      15      16

                                                                     Class B Shares*
                                                          ---------------------------------
                                                                   For the Years Ended
                                                                       October 31
                                                          ---------------------------------
                                                           2001       2000    1999   1998++
                                                          ------     ------  ------  ------
Net asset value, beginning of year....................... $22.66     $16.32  $14.17  $14.42
                                                          ------     ------  ------  ------
Income from Investment Operations:
  Net investment loss....................................  (0.35)(a)  (0.39)  (0.30)  (0.23)
  Net realized and unrealized gain (loss) on investments.   1.30       7.03    2.45   (0.02)
                                                          ------     ------  ------  ------
  Total from Investment Operations.......................   0.95       6.64    2.15   (0.25)
                                                          ------     ------  ------  ------
Less Distributions:
  Distributions from net realized gains..................  (4.11)     (0.30)     --      --
                                                          ------     ------  ------  ------
Net asset value, end of year............................. $19.50     $22.66  $16.32  $14.17
                                                          ======     ======  ======  ======
Total Return (%) (b).....................................   5.93      41.13   15.17   (1.73)(c)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)....................   2.30 (a)   2.30    2.35    2.35 (d)
   Without expenses waived/recovered (%).................   2.25       2.38    2.45    2.61 (d)
  Net investment loss to average daily net assets (%)....  (1.80)     (1.87)  (1.94)  (1.85)(d)
  Portfolio turnover rate (%)............................    218        265     192     129
  Net assets, end of year ($ millions)...................     13          4       2       2

                                                                     Class C Shares*
                                                          ---------------------------------
                                                                   For the Years Ended
                                                                       October 31
                                                          ---------------------------------
                                                           2001       2000    1999   1998+
                                                          ------     ------  ------  ------
Net asset value, beginning of year....................... $22.67     $16.32  $14.18  $14.29
                                                          ------     ------  ------  ------
Income from Investment Operations:
  Net investment loss....................................  (0.35)(a)  (0.39)  (0.30)  (0.25)
  Net realized and unrealized gain (loss) on investments.   1.30       7.04    2.44    0.14
                                                          ------     ------  ------  ------
  Total from Investment Operations.......................   0.95       6.65    2.14   (0.11)
                                                          ------     ------  ------  ------
Less Distributions:
  Distributions from net realized gains..................  (4.11)     (0.30)     --      --
                                                          ------     ------  ------  ------
Net asset value, end of year............................. $19.51     $22.67  $16.32  $14.18
                                                          ======     ======  ======  ======
Total Return (%) (b).....................................   5.93      41.19   15.09   (0.77)(c)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%)....................   2.30 (a)   2.30    2.35    2.35 (d)
   Without expenses waived/recovered (%).................   2.25       2.38    2.45    2.61 (d)
  Net investment loss to average daily net assets (%)....  (1.80)     (1.88)  (1.95)  (1.75)(d)
  Portfolio turnover rate (%)............................    218        265     192     129
  Net assets, end of year ($ millions)...................     31         12       9       9

--------
* Per share amounts have been calculated using the monthly average share method.
+ For the period November 6, 1997 (commencement of operations) to October 31, 1998.
++ For the period January 2, 1998 (commencement of Class B Shares) to October
   31, 1998.
(a)The year ended October 31, 2001 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)Not annualized.
(d)Annualized.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 Heritage Series Trust - Small Cap Stock Fund
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        Class A Shares*                        Class B Shares*
                                            ---------------------------------------  -------------------------------
                                                      For the Years Ended                    For the Years Ended
                                                           October 31                            October 31
                                            ---------------------------------------  -------------------------------
                                             2001    2000    1999    1998     1997    2001    2000    1999   1998 +
                                            ------  ------  ------  -------  ------  ------  ------  ------  -------
Net asset value, beginning of year ........ $29.17  $23.21  $22.62  $ 30.39  $24.08  $27.97  $22.41  $22.00  $ 27.98
                                            ------  ------  ------  -------  ------  ------  ------  ------  -------
Income from Investment Operations:
  Net investment loss......................  (0.11)  (0.12)  (0.04)   (0.06)  (0.02)  (0.29)  (0.33)  (0.22)   (0.20)
  Net realized and unrealized gain (loss)
   on investments..........................  (1.70)   6.08    0.63    (5.98)   8.21   (1.62)   5.89    0.63    (5.78)
                                            ------  ------  ------  -------  ------  ------  ------  ------  -------
  Total from Investment Operations.........  (1.81)   5.96    0.59    (6.04)   8.19   (1.91)   5.56    0.41    (5.98)
                                            ------  ------  ------  -------  ------  ------  ------  ------  -------
Less Distributions:
  Distributions from net realized gains....  (2.95)     --      --    (1.73)  (1.88)  (2.95)     --      --       --
                                            ------  ------  ------  -------  ------  ------  ------  ------  -------
Net asset value, end of year .............. $24.41  $29.17  $23.21  $ 22.62  $30.39  $23.11  $27.97  $22.41  $ 22.00
                                            ======  ======  ======  =======  ======  ======  ======  ======  =======
Total Return (%) (a).......................  (6.40)  25.68    2.61   (20.96)  36.68   (7.10)  24.81    1.86   (21.37)(b)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)................   1.30    1.30    1.26     1.22    1.25    2.05    2.05    2.01     1.98 (c)
   Without expenses waived (%).............   1.33    1.30    1.26     1.22    1.25    2.08    2.05    2.01     1.98
  Net investment loss to average daily net
   assets (%)..............................  (0.42)  (0.44)  (0.18)   (0.22)  (0.09)  (1.17)  (1.19)  (0.95)   (0.93)(c)
  Portfolio turnover rate (%)..............     85      85      42       52      54      85      85      42       52
  Net assets, end of year ($ millions).....     92     107     125      174     222      10      10       9        9

                                                        Class C Shares*
                                            ---------------------------------------
                                                      For the Years Ended
                                                           October 31
                                            ---------------------------------------
                                             2001    2000    1999    1998     1997
                                            ------  ------  ------  -------  ------
Net asset value, beginning of year ........ $27.98  $22.42  $22.01  $ 29.83  $23.84
                                            ------  ------  ------  -------  ------
Income from Investment Operations:
  Net investment loss......................  (0.29)  (0.32)  (0.22)   (0.26)  (0.23)
  Net realized and unrealized gain (loss)
   on investments..........................  (1.62)   5.88    0.63    (5.83)   8.10
                                            ------  ------  ------  -------  ------
  Total from Investment Operations.........  (1.91)   5.56    0.41    (6.09)   7.87
                                            ------  ------  ------  -------  ------
Less Distributions:
  Distributions from net realized gains....  (2.95)     --      --    (1.73)  (1.88)
                                            ------  ------  ------  -------  ------
Net asset value, end of year .............. $23.12  $27.98  $22.42  $ 22.01  $29.83
                                            ======  ======  ======  =======  ======
Total Return (%) (a).......................  (7.10)  24.80    1.86   (21.55)  35.63
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)................   2.05    2.05    2.01     1.97    2.00
   Without expenses waived (%).............   2.08    2.05    2.01     1.97    2.00
  Net investment loss to average daily net
   assets (%)..............................  (1.17)  (1.18)  (0.94)   (0.96)  (0.85)
  Portfolio turnover rate (%)..............     85      85      42       52      54
  Net assets, end of year ($ millions).....     44      51      61       84      90

--------
  *Per share amounts have been calculated using the monthly average share method.
 + For the period January 2, 1998 (commencement of Class B Shares) to October
   31, 1998.
(a)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)Not annualized.
(c)Annualized.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    Heritage Series Trust - Technology Fund
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            Class A Shares*     Class B Shares*     Class C Shares*
                                                          ---------------     ---------------     ---------------
                                                          For the Years Ended For the Years Ended For the Years Ended
                                                              October 31          October 31          October 31
                                                          ---------------     ---------------     ---------------
                                                           2001    2000 +      2001    2000 +      2001    2000 +
                                                          -------  ------     -------  ------     -------  ------
Net asset value, beginning of year....................... $ 17.43  $14.29     $ 17.31  $14.29     $ 17.30  $14.29
                                                          -------  ------     -------  ------     -------  ------
Income from Investment Operations:
  Net investment loss....................................   (0.13)  (0.26)      (0.21)  (0.40)      (0.20)  (0.40)
  Net realized and unrealized gain (loss) on investments.   (9.70)   3.40       (9.61)   3.42       (9.61)   3.41
                                                          -------  ------     -------  ------     -------  ------
  Total from Investment Operations.......................   (9.83)   3.14       (9.82)   3.02       (9.81)   3.01
                                                          -------  ------     -------  ------     -------  ------
Less Distributions:
  Distributions from net realized gains..................   (0.96)     --       (0.96)     --       (0.96)     --
                                                          -------  ------     -------  ------     -------  ------
Net asset value, end of year............................. $  6.64  $17.43     $  6.53  $17.31     $  6.53  $17.30
                                                          =======  ======     =======  ======     =======  ======
Total Return (%) (a).....................................  (58.84)  21.97 (b)  (59.21)  21.13 (b)  (59.19)  21.06 (b)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived (%)..............................    1.65    1.62 (c)    2.40    2.37 (c)    2.40    2.37 (c)
   Without expenses waived (%)...........................    1.77    1.62        2.52    2.37        2.52    2.37
  Net investment loss to average daily net assets (%)....   (1.36)  (1.37)(c)   (2.11)  (2.12)(c)   (2.11)  (2.12)(c)
  Portfolio turnover rate (%)............................     555     441         555     441         555     441
  Net assets, end of year ($ millions)...................      23      65           9      24          14      40

--------
  *Per share amounts have been calculated using the monthly average share method.
  +For the period November 18, 1999 (commencement of operations) to October 31,
   2000.
(a)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)Not annualized.
(c)Annualized.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   Heritage Series Trust - Value Equity Fund
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                        Class A Shares*
                                                           ---------------------------------------    --------
                                                                      For the Years Ended
                                                                           October 31
                                                           ---------------------------------------    --------
                                                            2001     2000    1999    1998    1997      2001
                                                           -------  ------  ------  ------  ------    -------
Net asset value, beginning of year........................ $ 20.49  $18.33  $18.56  $24.27  $20.27    $ 20.16
                                                           -------  ------  ------  ------  ------    -------
Income from Investment Operations:
  Net investment income (loss)............................    0.19    0.21    0.12    0.15    0.22(a)    0.02
  Net realized and unrealized gain (loss) on investments..   (2.42)   2.48   (0.07)  (0.76)   5.23      (2.35)
                                                           -------  ------  ------  ------  ------    -------
  Total from Investment Operations........................   (2.23)   2.69    0.05   (0.61)   5.45      (2.33)
                                                           -------  ------  ------  ------  ------    -------
Less Distributions:
  Dividends from net investment income....................   (0.30)  (0.11)  (0.16)  (0.20)  (0.15)     (0.16)
  Distributions from net realized gains...................   (0.97)  (0.42)  (0.12)  (4.90)  (1.30)     (0.97)
                                                           -------  ------  ------  ------  ------    -------
  Total Distributions.....................................   (1.27)  (0.53)  (0.28)  (5.10)  (1.45)     (1.13)
                                                           -------  ------  ------  ------  ------    -------
Net asset value, end of year.............................. $ 16.99  $20.49  $18.33  $18.56  $24.27    $ 16.70
                                                           =======  ======  ======  ======  ======    =======
Total Return (%) (b) .....................................  (11.57)  15.13    0.24   (3.52)  28.69     (12.21)
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%).....................    1.45    1.45    1.45    1.45    1.61(a)    2.20
   Without expenses waived/recovered (%)..................    1.69    1.72    1.70    1.58    1.53       2.44
  Net investment income (loss) to average daily net
   assets (%).............................................    0.94    1.14    0.63    0.74    0.96       0.11
  Portfolio turnover rate (%).............................      76      95     137     132     155         76
  Net assets, end of year ($ millions)....................      13      13      15      18      19          2

                                                                        Class C Shares*
                                                           ---------------------------------------
                                                                      For the Years Ended
                                                                           October 31
                                                           ---------------------------------------
                                                            2000    1999   1998+       2001     2000    1999    1998    1997
                                                           ------  ------  ------     -------  ------  ------  ------  ------
Net asset value, beginning of year........................ $18.06  $18.29  $19.60     $ 20.16  $18.06  $18.28  $23.98  $20.06
                                                           ------  ------  ------     -------  ------  ------  ------  ------
Income from Investment Operations:
  Net investment income (loss)............................   0.07   (0.02)   0.02        0.04    0.07   (0.02)     --    0.05(a)
  Net realized and unrealized gain (loss) on investments..   2.45   (0.08)  (1.33)      (2.38)   2.45   (0.07)  (0.75)   5.20
                                                           ------  ------  ------     -------  ------  ------  ------  ------
  Total from Investment Operations........................   2.52   (0.10)  (1.31)      (2.34)   2.52   (0.09)  (0.75)   5.25
                                                           ------  ------  ------     -------  ------  ------  ------  ------
Less Distributions:
  Dividends from net investment income....................     --   (0.01)     --       (0.16)     --   (0.01)  (0.05)  (0.03)
  Distributions from net realized gains...................  (0.42)  (0.12)     --       (0.97)  (0.42)  (0.12)  (4.90)  (1.30)
                                                           ------  ------  ------     -------  ------  ------  ------  ------
  Total Distributions.....................................  (0.42)  (0.13)     --       (1.13)  (0.42)  (0.13)  (4.95)  (1.33)
                                                           ------  ------  ------     -------  ------  ------  ------  ------
Net asset value, end of year.............................. $20.16  $18.06  $18.29     $ 16.69  $20.16  $18.06  $18.28  $23.98
                                                           ======  ======  ======     =======  ======  ======  ======  ======
Total Return (%) (b) .....................................  14.28   (0.56)  (6.68)(c)  (12.26)  14.28   (0.50)  (4.27)  27.79
Ratios and Supplemental Data
  Expenses to average daily net assets
   With expenses waived/recovered (%).....................   2.20    2.20    2.20 (d)    2.20    2.20    2.20    2.20    2.36(a)
   Without expenses waived/recovered (%)..................   2.47    2.45    2.33 (d)    2.44    2.47    2.45    2.33    2.28
  Net investment income (loss) to average daily net
   assets (%).............................................   0.40   (0.13)   0.15 (d)    0.18    0.40   (0.12)  (0.01)   0.21
  Portfolio turnover rate (%).............................     95     137     132          76      95     137     132     155
  Net assets, end of year ($ millions)....................      1       1       1          13      12      12      14      13

--------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a)The year ended October 31, 1997 includes payment of previously waived management fees to the Manger for Class A and C Shares.
(b)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)Not annualized.
(d)Annualized.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1:Significant Accounting Policies. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in seven series, the Aggressive Growth Fund, the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund (each, a "Fund" and collectively, the "Funds"). The Aggressive Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Eagle International Equity Portfolio primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The Mid Cap Stock Fund seeks long-term appreciation by investing primarily in equity securities of companies with medium market capitalization. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Technology Fund seeks long-term capital appreciation through equity investments in companies that rely extensively on technology in their processes, products or services or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A, Class B and Class C Shares. Class A Shares are sold subject to a sales charge of 4.75% of the amount invested payable at the time of purchase. Class A Share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The Eagle International Equity Portfolio also offers Eagle Class Shares, which are subject to certain minimum investment requirements and are sold without any sales charge. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange or the Nasdaq Stock Market on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Eagle International Equity Portfolio calculates its daily net asset value per share. Although the Eagle International Equity Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

     Foreign Currency Transactions: The books and records of the Eagle International Equity Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Eagle International Equity Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     Forward Foreign Currency Contracts: The Eagle International Equity Portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts. There were no open forward currency contracts at October 31, 2001.

     Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

     Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

     Distribution of Net Realized Gains: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

     State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

     Written Options: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

     Purchased Options: Certain Funds of the Trust are authorized to enter into options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of options is imperfect correlation between the change in the value of the options and the market value of the security held, possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts.

     Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, and shareholders service fees with respect to Eagle International Equity Portfolio, are charged directly to that class.

     Organization Expenses: Expenses incurred in connection with the formation of each Fund, except the Aggressive Growth Fund and Technology Fund, were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations for the respective Funds. As of October 31, 2001, all such expenses have been amortized except for $5,170 related to the Mid Cap Stock Fund.

     Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------


Note 2: FundShares. At October 31, 2001, there were an unlimited number of shares of beneficial interest of no par value authorized.

     Aggressive Growth Fund

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

                                  Class A Shares          Class B Shares         Class C Shares
                              ----------------------  ---------------------  ----------------------
                               Shares      Amount      Shares     Amount      Shares      Amount
                              ---------  -----------  --------  -----------  ---------  -----------
Shares sold..................   322,304  $ 6,567,569   170,262  $ 3,537,704    405,969  $ 8,298,985
Shares issued on reinvestment
 of distributions............   291,143    6,185,709   117,802    2,450,114    241,071    5,014,142
Shares redeemed..............  (336,026)  (6,629,083) (124,663)  (2,410,026)  (365,390)  (7,177,891)
                              ---------  -----------  --------  -----------  ---------  -----------
Net increase.................   277,421  $ 6,124,195   163,401  $ 3,577,792    281,650  $ 6,135,236
                                         ===========            ===========             ===========
Shares outstanding:
  Beginning of year.......... 1,817,209                687,797               1,411,721
                              ---------               --------               ---------
  End of year................ 2,094,630                851,198               1,693,371
                              =========               ========               =========

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2000, were as follows:

                                  Class A Shares         Class B Shares         Class C Shares
                              ----------------------  --------------------  ----------------------
                               Shares      Amount     Shares     Amount      Shares      Amount
                              ---------  -----------  -------  -----------  ---------  -----------
Shares sold..................   639,136  $17,007,197  201,298  $ 5,354,736    702,692  $18,619,612
Shares issued on reinvestment
 of distributions............   124,031    2,804,337   49,580    1,108,598     80,252    1,794,442
Shares redeemed..............  (263,680)  (6,806,236) (68,542)  (1,749,056)  (144,514)  (3,771,666)
                              ---------  -----------  -------  -----------  ---------  -----------
Net increase.................   499,487  $13,005,298  182,336  $ 4,714,278    638,430  $16,642,388
                                         ===========           ===========             ===========
Shares outstanding:
  Beginning of year.......... 1,317,722               505,461                 773,291
                              ---------               -------               ---------
  End of year................ 1,817,209               687,797               1,411,721
                              =========               =======               =========

     Eagle International Equity Portfolio

     Transactions in Class A, B and C Shares and Eagle Class Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

                                  Class A Shares       Class B Shares        Class C Shares       Eagle Class Shares
                              ---------------------  ------------------  ---------------------  ----------------------
                               Shares     Amount     Shares    Amount     Shares     Amount      Shares      Amount
                              --------  -----------  -------  ---------  --------  -----------  ---------  -----------
Shares sold..................  348,332  $ 6,948,272   24,184  $ 496,988   113,917  $ 2,325,044     71,239  $ 1,750,065
Shares issued on reinvestment
 of distributions............   26,389      624,360    2,715     61,801    30,550      695,007     97,141    2,233,272
Shares redeemed.............. (434,636)  (9,239,540) (22,773)  (458,447) (165,204)  (3,191,785)  (347,215)  (7,563,084)
                              --------  -----------  -------  ---------  --------  -----------  ---------  -----------
Net increase (decrease)......  (59,915) $(1,666,908)   4,126  $ 100,342   (20,737) $  (171,734)  (178,835) $(3,579,747)
                                        ===========           =========            ===========             ===========
Shares outstanding:
  Beginning of year..........  357,871                28,965              301,361               1,024,936
                              --------               -------             --------               ---------
  End of year................  297,956                33,091              280,624                 846,101
                              ========               =======             ========               =========

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------


     Transactions in Class A, B and C Shares and Eagle Shares of the Fund during the fiscal year ended October 31, 2000, were as follows:

                                  Class A Shares       Class B Shares       Class C Shares        Eagle Class Shares
                              ---------------------  ------------------  --------------------  -----------------------
                               Shares     Amount     Shares    Amount    Shares     Amount      Shares       Amount
                              --------  -----------  -------  ---------  -------  -----------  ---------  ------------
Shares sold..................  206,405  $ 5,863,989   23,729  $ 694,286  110,927  $ 3,436,460    328,037  $  9,734,259
Shares issued on reinvestment
 of distributions............   31,859    1,034,768    2,120     66,936   34,473    1,089,009    137,365     4,373,714
Shares redeemed.............. (131,052)  (3,772,192) (11,765)  (356,139) (80,798)  (2,392,813)  (477,947)  (14,551,965)
                              --------  -----------  -------  ---------  -------  -----------  ---------  ------------
Net increase (decrease)......  107,212  $ 3,126,565   14,084  $ 405,083   64,602  $ 2,132,656    (12,545) $   (443,992)
                                        ===========           =========           ===========             ============
Shares outstanding:
  Beginning of year..........  250,659                14,881             236,759               1,037,481
                              --------               -------             -------               ---------
  End of year................  357,871                28,965             301,361               1,024,936
                              ========               =======             =======               =========

     Growth Equity Fund

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

                                   Class A Shares           Class B Shares           Class C Shares
                              -----------------------  -----------------------  -----------------------
                               Shares       Amount      Shares       Amount      Shares       Amount
                              ---------  ------------  ---------  ------------  ---------  ------------
Shares sold.................. 1,073,635  $ 35,913,667    872,372  $ 27,010,662    948,276  $ 30,743,601
Shares issued on reinvestment
 of distributions............   574,383    21,538,131    220,269     7,842,489    684,654    24,381,666
Shares redeemed..............  (882,851)  (29,842,334)  (450,016)  (13,433,532)  (914,234)  (27,266,545)
                              ---------  ------------  ---------  ------------  ---------  ------------
Net increase.................   765,167  $ 27,609,464    642,625  $ 21,419,619    718,696  $ 27,858,722
                                         ============             ============             ============
Shares outstanding:
  Beginning of year.......... 2,643,785                  926,375                2,877,425
                              ---------                ---------                ---------
  End of year................ 3,408,952                1,569,000                3,596,121
                              =========                =========                =========

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2000, were as follows:

                                   Class A Shares         Class B Shares          Class C Shares
                              -----------------------  --------------------  -----------------------
                               Shares       Amount     Shares     Amount      Shares       Amount
                              ---------  ------------  -------  -----------  ---------  ------------
Shares sold.................. 1,293,573  $ 69,416,965  544,321  $28,305,082  1,260,325  $ 64,867,647
Shares issued on reinvestment
 of distributions............   178,368     8,265,553   49,275    2,206,529    215,528     9,649,178
Shares redeemed..............  (374,630)  (19,701,921) (51,768)  (2,703,279)  (378,389)  (19,159,035)
                              ---------  ------------  -------  -----------  ---------  ------------
Net increase................. 1,097,311  $ 57,980,597  541,828  $27,808,332  1,097,464  $ 55,357,790
                                         ============           ===========             ============
Shares outstanding:
  Beginning of year.......... 1,546,474                384,547               1,779,961
                              ---------                -------               ---------
  End of year................ 2,643,785                926,375               2,877,425
                              =========                =======               =========

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------


     Mid Cap Stock Fund

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

                                                   Class A Shares         Class B Shares        Class C Shares
                                               ----------------------  -------------------  ----------------------
                                                Shares      Amount     Shares     Amount     Shares      Amount
                                               ---------  -----------  -------  ----------  ---------  -----------
Shares sold .................................. 1,829,503  $36,894,655  503,600  $9,967,715  1,080,067  $21,265,615
Shares issued on reinvestment of distributions   216,098    3,956,094   45,031     801,108    122,713    2,183,194
Shares redeemed...............................  (264,268)  (5,225,758) (42,064)   (804,179)  (140,133)  (2,656,003)
                                               ---------  -----------  -------  ----------  ---------  -----------
Net increase.................................. 1,781,333  $35,624,991  506,567  $9,964,644  1,062,647  $20,792,806
                                                          ===========           ==========             ===========
Shares outstanding:
  Beginning of year...........................   986,308               183,787                535,747
                                               ---------               -------              ---------
  End of year................................. 2,767,641               690,354              1,598,394
                                               =========               =======              =========

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2000, were as follows:

                                                   Class A Shares        Class B Shares        Class C Shares
                                               ---------------------  -------------------  ---------------------
                                                Shares     Amount     Shares     Amount     Shares     Amount
                                               --------  -----------  -------  ----------  --------  -----------
Shares sold...................................  230,081  $ 5,097,074   69,580  $1,501,317   188,079  $ 4,086,557
Shares issued on reinvestment of distributions   13,219      243,221    2,056      37,227     7,859      142,331
Shares redeemed............................... (135,421)  (2,822,617) (14,970)   (295,802) (226,689)  (4,483,886)
                                               --------  -----------  -------  ----------  --------  -----------
Net increase (decrease).......................  107,879  $ 2,517,678   56,666  $1,242,742   (30,751) $  (254,998)
                                                         ===========           ==========            ===========
Shares outstanding:
  Beginning of year...........................  878,429               127,121               566,498
                                               --------               -------              --------
  End of year.................................  986,308               183,787               535,747
                                               ========               =======              ========

     Small Cap Stock Fund

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

                                                    Class A Shares         Class B Shares         Class C Shares
                                               -----------------------  --------------------  ----------------------
                                                Shares       Amount     Shares     Amount      Shares      Amount
                                               ---------  ------------  -------  -----------  ---------  -----------
Shares sold...................................   420,332  $ 11,064,238   63,566  $ 1,601,552    178,442  $ 4,458,794
Shares issued on reinvestment of distributions   413,206    10,264,679   45,094    1,068,087    218,535    5,179,139
Shares redeemed...............................  (725,700)  (19,076,421) (53,526)  (1,319,511)  (299,498)  (7,476,617)
                                               ---------  ------------  -------  -----------  ---------  -----------
Net increase..................................   107,838  $  2,252,496   55,134  $ 1,350,128     97,479  $ 2,161,316
                                                          ============           ===========             ===========
Shares outstanding:
  Beginning of year........................... 3,667,691                372,346               1,826,060
                                               ---------                -------               ---------
  End of year................................. 3,775,529                427,480               1,923,539
                                               =========                =======               =========

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2000, were as follows:

                          Class A Shares           Class B Shares          Class C Shares
                     ------------------------  ---------------------  ------------------------
                       Shares       Amount      Shares     Amount       Shares       Amount
                     ----------  ------------  --------  -----------  ----------  ------------
Shares sold.........    367,323  $ 10,644,600    70,583  $ 1,948,329     238,220  $  6,484,063
Shares redeemed..... (2,079,709)  (56,624,018) (121,772)  (3,299,715) (1,114,878)  (29,107,379)
                     ----------  ------------  --------  -----------  ----------  ------------
Net decrease........ (1,712,386) $(45,979,418)  (51,189) $(1,351,386)   (876,658) $(22,623,316)
                                 ============            ===========              ============
Shares outstanding:
  Beginning of year.  5,380,077                 423,535                2,702,718
                     ----------                --------               ----------
  End of year.......  3,667,691                 372,346                1,826,060
                     ==========                ========               ==========

--------------------------------------------------------------------------------

                             Heritage Series Trust
                          Notes Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

     Technology Fund

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

                                                    Class A Shares           Class B Shares          Class C Shares
                                               ------------------------  ----------------------  ----------------------
                                                 Shares       Amount      Shares      Amount      Shares      Amount
                                               ----------  ------------  ---------  -----------  ---------  -----------
Shares sold...................................    818,774  $  8,472,935    270,719  $ 2,785,449    550,865  $ 5,407,993
Shares issued on reinvestment of distributions    285,623     3,410,892    110,016    1,303,686    189,764    2,245,762
Shares redeemed............................... (1,321,545)  (12,448,717)  (388,500)  (3,607,002)  (905,362)  (7,638,307)
                                               ----------  ------------  ---------  -----------  ---------  -----------
Net increase (decrease).......................   (217,148) $   (564,890)    (7,765) $   482,133   (164,733) $    15,448
                                                           ============             ===========             ===========
Shares outstanding:
  Beginning of year...........................  3,716,339                1,394,667               2,306,342
                                               ----------                ---------               ---------
  End of year.................................  3,499,191                1,386,902               2,141,609
                                               ==========                =========               =========

     Transactions in Class A, B and C Shares of the Fund during the period November 18, 1999 (commencement of operations) to October 31, 2000, were as follows:

                            Class A Shares          Class B Shares          Class C Shares
                       -----------------------  ----------------------  ----------------------
                        Shares       Amount      Shares      Amount      Shares      Amount
                       ---------  ------------  ---------  -----------  ---------  -----------
Shares sold........... 4,324,750  $ 71,956,124  1,536,844  $25,836,044  2,569,147  $42,685,629
Shares redeemed.......  (608,411)  (10,961,163)  (142,177)  (2,663,961)  (262,805)  (4,839,594)
                       ---------  ------------  ---------  -----------  ---------  -----------
Net increase.......... 3,716,339  $ 60,994,961  1,394,667  $23,172,083  2,306,342  $37,846,035
                                  ============             ===========             ===========
Shares outstanding:
  Beginning of period.        --                       --                      --
                       ---------                ---------               ---------
  End of period....... 3,716,339                1,394,667               2,306,342
                       =========                =========               =========

     Value Equity Fund

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

                                  Class A Shares        Class B Shares        Class C Shares
                              ---------------------  -------------------  ---------------------
                               Shares     Amount     Shares     Amount     Shares     Amount
                              --------  -----------  -------  ----------  --------  -----------
Shares sold..................  260,292  $ 5,183,365  111,623  $2,200,874   297,230  $ 5,872,944
Shares issued on reinvestment
 of distributions............   38,975      741,601    2,860      53,825    34,336      646,202
Shares redeemed.............. (146,977)  (2,849,355) (20,722)   (397,594) (116,257)  (2,246,570)
                              --------  -----------  -------  ----------  --------  -----------
Net increase.................  152,290  $ 3,075,611   93,761  $1,857,105   215,309  $ 4,272,576
                                        ===========           ==========            ===========
Shares outstanding:
  Beginning of year..........  621,042                47,999               585,653
                              --------               -------              --------
  End of year................  773,332               141,760               800,962
                              ========               =======              ========

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2000, were as follows:

                                  Class A Shares       Class B Shares        Class C Shares
                              ---------------------  ------------------  ---------------------
                               Shares     Amount     Shares    Amount     Shares     Amount
                              --------  -----------  -------  ---------  --------  -----------
Shares sold..................  119,887  $ 2,251,289   12,632  $ 237,000   152,307  $ 2,821,869
Shares issued on reinvestment
 of distributions............   22,076      397,144    1,213     21,621    14,812      263,944
Shares redeemed.............. (323,868)  (6,046,861) (22,103)  (413,233) (236,407)  (4,352,703)
                              --------  -----------  -------  ---------  --------  -----------
Net decrease................. (181,905) $(3,398,428)  (8,258) $(154,612)  (69,288) $(1,266,890)
                                        ===========           =========            ===========
Shares outstanding:
  Beginning of year . .......  802,947                56,257              654,941
                              --------               -------             --------
  End of year . .............  621,042                47,999              585,653
                              ========               =======             ========

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

Note 3: Purchasesand Sales of Securities. For the fiscal year ended October 31,
                 2001, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) were as follows:

                                                Investment Securities
                                              -------------------------
                                               Purchases      Sales
                                              ------------ ------------
         Aggressive Growth Fund.............. $226,656,233 $217,850,293
         Eagle International Equity Portfolio   58,493,437   66,982,430
         Growth Equity Fund..................  591,473,221  536,737,185
         Mid Cap Stock Fund..................  176,950,809  121,810,916
         Small Cap Stock Fund................  128,145,134  128,163,421
         Technology Fund.....................  391,949,279  393,166,959
         Value Equity Fund...................   32,739,913   20,987,706

     Transactions in covered call options written on equity securities for the Growth Equity Fund were as follows:

                                            Number of Premiums
                                            Contracts Received
                                            --------- ---------
               Outstanding October 31, 2000      --   $      --
                 Open......................   1,000     326,989
                 Closed....................  (1,000)   (326,989)
                                             ------   ---------
               Outstanding October 31, 2001      --   $      --
                                             ======   =========

Note 4: Management,Subadvisory, Distribution, Shareholder Servicing Agent, Fund
                   Accounting and Trustees' Fees. Under the Trust's Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the "Manager") the Funds, with the exception of the Eagle International Equity Portfolio, agree to pay to the Manager the following annual fee as a percentage of each Fund's average daily net assets, which is computed daily and payable monthly. Under the Trust's Investment Advisory and Administrative Agreement for the Eagle International Equity Portfolio, the following management fee is payable to Eagle Asset Management, Inc. ("Eagle").

                                             Initial                Subsequent
                                            Management    Break     Management
                                               Fee        Point        Fee
                                            ---------- ------------ ----------
  Aggressive Growth Fund (1)...............   1.00%    $50 million    0.75%
  Eagle International Equity Portfolio (1).   1.00%    $100 million   0.80%
  Growth Equity Fund.......................   0.75%    None            --
  Mid Cap Stock Fund.......................   0.75%    None            --
  Small Cap Stock Fund (1).................   1.00%    $50 million    0.75%
  Technology Fund (1)......................   1.00%    $100 million   0.75%
  Value Equity Fund........................   0.75%    None            --

     (1)The Aggressive Growth Fund, Eagle International Equity Portfolio, Small Cap Stock Fund and Technology Fund have a management fee break point. When average daily net assets exceed the Fund's respective break point, the management fee is reduced to the subsequent management fee on those assets greater then the breakpoint.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

     The Manager and/or Eagle contractually waived their management fees and, if necessary, reimbursed each Fund to the extent that Class A, B and C Shares annual operating expenses exceeded that Fund's average daily net assets attributable to that class for the 2001 fiscal year as follows:

                                                         Class B and
                                         Class A Shares Class C Shares
                                         -------------- --------------
Aggressive Growth Fund..................     1.60%          2.35%
Eagle International Equity Portfolio (2)     1.90%          2.65%
Growth Equity Fund......................     1.35%          2.10%
Mid Cap Stock Fund......................     1.55%          2.30%
Small Cap Stock Fund....................     1.30%          2.05%
Technology Fund.........................     1.65%          2.40%
Value Equity Fund.......................     1.45%          2.20%

(2) Eagleshares for the Eagle International Equity Portfolio had an expense limit of 2.53% for the 2001 fiscal year.

     If total Fund expenses fall below the expense limitation agreed to by the Manager and/or Eagle before the end of the years ending October 31, 2003 and 2002, respectively, each Fund may be required to pay the Manager and/or Eagle a portion or all of the waived management fees for the following funds.

                                     For the Years Ended
                                     -------------------
                                       2003      2002
                                      -------   -------
Eagle International Equity Portfolio $87,461   $    --
Mid Cap Stock Fund..................      --    24,899
Small Cap Stock Fund................  49,059        --
Technology Fund.....................  85,136        --
Value Equity Fund...................  71,232    69,913

     For the fiscal year ended October 31, 2001, the Mid Cap Stock Fund recovered $27,644 of management fees which had been previously waived in the fiscal year ended October 31, 1999.

     Eagle has entered into an agreement with Martin Currie, Inc., a New York Corporation, to provide the Eagle International Equity Portfolio investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for an annualized fee payable by Eagle equal to .50% of the Fund's average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations.
     The Manager, an affiliate of Eagle, provides certain administrative services for the Eagle International Equity Portfolio. The Manager receives a fee in the amount of 0.10% from Eagle for performing these administrative services.

     The Manager has entered into agreements with Eagle (with respect to the Aggressive Growth Fund, Growth Equity Fund, Mid Cap Stock Fund and the Technology Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------


     The Manager has entered into an agreement with Osprey Partners Investment Management, LLC ("Osprey") to provide to the Value Equity Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .32% of the Value Equity Fund's average daily net assets. Effective May 18, 1999, all of the assets of the Value Equity Fund were allocated to Osprey. Prior to May 18, 1999, the assets of the Fund were managed by Eagle. Eagle will continue to serve as subadviser to the Fund, although there are no assets currently allocated to them.

     Total Subadviser fees earned for the fiscal year ended October 31, 2001 were as follows.

                                                     Fee
                                      Subadviser    Earned
                                     ------------- --------
Aggressive Growth Fund..............     Eagle     $415,146
Eagle International Equity Portfolio Martin Currie  168,987
Growth Equity Fund..................     Eagle      988,511
Mid Cap Stock Fund..................     Eagle      222,508
Small Cap Stock Fund................     Eagle      666,414
Technology Fund.....................     Eagle      363,198
Value Equity Fund...................    Osprey       95,981

     Total front end and contingent deferred sales charges received by Raymond James & Associates, Inc. (the "Distributor") for the fiscal year ended October 31, 2001, were as follows.

                                       Front-end
                                      Sales Charge        Contingent Deferred Sales Charge
                                     -------------- --------------------------------------------
                                     Class A Shares Class A Shares Class B Shares Class C Shares
                                     -------------- -------------- -------------- --------------
Aggressive Growth Fund..............    $103,729        $   --        $ 25,440       $ 6,075
Eagle International Equity Portfolio      25,332         4,736           1,795        10,878
Growth Equity Fund..................     479,591            --         225,964        24,813
Mid Cap Stock Fund..................     405,893            --           9,010         3,874
Small Cap Stock Fund................     134,678         5,152          23,743         2,732
Technology Fund.....................     132,757           204          55,112         5,100
Value Equity Fund...................      68,490         2,243           5,021         1,840

     The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

     Total agency brokerage commissions paid by the Funds and agency brokers commissions paid directly to the Distributor for the fiscal year ended October 31, 2001 were as follows.

                                           Total Agency      Paid To
                                            Brokerage     Raymond James
                                           Commissions  & Associates, Inc.
                                           ------------ ------------------
      Aggressive Growth Fund..............  $  459,325       $35,900
      Eagle International Equity Portfolio     214,686            --
      Growth Equity Fund..................   1,110,245            --
      Mid Cap Stock Fund..................     290,711
      Small Cap Stock Fund................     240,244        21,644
      Technology Fund.....................     546,817           600
      Value Equity Fund...................      83,542            --

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

     Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A Shares Distribution Plan of up to .35% of the average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets. Under the Class B Shares, Class C Shares and Eagle Class Shares Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase the Class B Shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

     The Manager also is the Fund Accountant and Shareholder Servicing Agent for the Aggressive Growth Fund, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund. In addition, the Manager is the Shareholder Servicing Agent for the Eagle International Equity Portfolio. Shareholder Servicing fees for the Eagle International Equity Portfolio are directly attributable to a specific class of shares. The following table shows the current allocation percent of Shareholder Servicing and actual expenses attributable to each class of shares based on the average daily net assets.

Heritage Series Trust--Eagle International Equity Portfolio
-----------------------------------------------------------
                                        Shareholder
                                      Servicing Fees
                              -------------------------------
                                 Percent           Actual
                              -------          ------
Class A Shares...............  0.13%           $8,574
Class B Shares...............  0.13%              857
Class C Shares...............  0.13%            8,558
Eagle Class Shares...........  0.01%            1,996

     Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, investment companies that also are advised by the Manager (collectively referred to as the "Heritage Mutual Funds"). Each Trustee of the Heritage Mutual Funds that is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each of the Heritage Mutual Funds.

Note 5:Federal Income Taxes. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications between paid in capital, undistributed net investment income and accumulated net realized loss accounts are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

     Aggressive Growth Fund:

     For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited paid in capital $979,459. The Fund has a net tax basis capital loss carryforward of $14,426,049 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

     Eagle International Equity Portfolio:

     For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains and a net operating loss, the Fund credited undistributed net investment loss $438,911, debited accumulated net realized loss
     $47,971 and debited paid in capital $390,940. The Fund has a net tax basis capital loss carryforward of $5,094,788 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

     Growth Equity Fund:

     For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited paid in capital $2,556,428. The Fund has a net tax basis capital loss carryforward of $70,943,635 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------


     Mid Cap Stock Fund:

     For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited accumulated net realized gain of $813,391.

     Small Cap Stock Fund:

     For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited paid in capital $1,114,259.

     Technology Fund:

     For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited paid in capital $1,265,034. The Fund has a net tax basis capital loss carryforward of $64,484,100 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

     Value Equity Fund:

     For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a reclassification of dividends, the Fund credited accumulated net realized gain and debited undistributed net investment income $4,828. The Fund has a net tax basis capital loss carryforward of $7,985 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

--------------------------------------------------------------------------------
              Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and
Shareholders of Heritage Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust - Aggressive Growth Fund, Heritage Series Trust - Eagle International Equity Portfolio, Heritage Series Trust - Growth Equity Fund, Heritage Series Trust - Mid Cap Stock Fund, Heritage Series Trust - Small Cap Stock Fund, Heritage Series Trust - Technology Fund and Heritage Series Trust - Value Equity Fund (constituting the Heritage Series Trust, hereafter referred to as the "Trust") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ [signature of PricewaterhouseCoopers LLP]

PricewaterhouseCoopers LLP
Tampa, Florida
December 10, 2001


--------------------------------------------------------------------------------
                        2001 Federal Income Tax Notice
                                  (unaudited)
--------------------------------------------------------------------------------

During the year ended October 31, 2001, the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Stock Fund and the Small Cap Stock Fund paid to shareholders $3,472,928, $16,121,138, $1,497,696 and
$3,117,241 or $2.17, $2.49, $0.85 and $0.54 per share, from long-term capital gains, respectively. For such period 100% of the income dividends for the Value Equity Fund qualified for the dividend received deduction available for corporations.

Heritage Family of Funds/TM/

The Intelligent Creation of Wealth

Heritage Equity Funds
Aggressive Growth
Capital Appreciation
Eagle International
Growth and Income
Growth Equity
Mid Cap
Small Cap
Technology
Value Equity

Heritage Bond Funds
High Yield
Intermediate Government

Heritage Money Market Funds
Money Market
Municipal Money Market

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Series Trust-Aggressive Growth Fund, Eagle International Equity Portfolio, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund Technology Fund and Value Equity Fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

/c/ 2001 Heritage Asset Management, Inc.

72M 10/01
AR53415-HST

                     Heritage Series Trust
                     P.O. Box 33022
[LOGO OF HERITAGE]   St. Petersburg, FL 33733
                     www.heritagefunds.com /diamond/ 800-421-4184
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